As Filed with the Securities and Exchange Commission on April 28, 2010
REGISTRATION NO. 033-41628
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No 30

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 99

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 30, 2010 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2010
MFS® REGATTA PLATINUM PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust II (the “Trust”):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Core Equity Portfolio – I Class	MFS® Technology Portfolio – I Class
MFS® Growth Portfolio – I Class	MFS® Utilities Portfolio – I Class
MFS® Massachusetts Investors Growth Stock	Asset Allocation Fund
Portfolio – I Class	MFS® Total Return Portfolio – I Class
MFS® Blended Research® Core Equity Portfolio – I Class	Global Asset Allocation Fund
MFS® Global Research Portfolio – I Class	MFS® Global Tactical Allocation Portfolio – I Class1
MFS® Value Portfolio – I Class	Money Market Fund
Mid-Cap Equity Fund	MFS® Money Market Portfolio – I Class
MFS® Mid Cap Growth Portfolio – I Class	Intermediate-Term Bond Funds
Small-Cap Equity Fund	MFS® Bond Portfolio – I Class
MFS® New Discovery Portfolio – I Class	MFS® Government Securities Portfolio – I Class
International/Global Equity Funds	Multi-Sector Bond Fund
MFS® Global Growth Portfolio – I Class	MFS® Strategic Income Portfolio – I Class
MFS® Research International Portfolio – I Class	High Yield Bond Fund
MFS® International Growth Portfolio – I Class	MFS® High Yield Portfolio – I Class
Emerging Markets Equity Fund	World Bond Fund
MFS® Emerging Markets Equity Portfolio – I Class	MFS® Global Governments Portfolio – I Class

1	Formerly MFS® Global Total Return Portfolio.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated April 30, 2010 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 40 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Mailing Address”) or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address: Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II[INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Platinum provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trust.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value.  After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value.  During the Income Phase, the annual Account Fee is $35.  We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date.  If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”).  If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts:  (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision.  If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts  02481
Toll Free (800) 752-7215
www.sunlife.com

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See “Withdrawal Charges.”)

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 in value on your Account Anniversary. (See “Account Fee.”)

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses*	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement	0.60%	1.71%

*
The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE FUND EXPENSE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$875	$1,366	$1,915	$3,535

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$324	$989	$1,678	$3,535

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$324	$989	$1,678	$3,535

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all those Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address, as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents.  You may enroll in this optional electronic delivery service by visiting www.sunlife.com and selecting "Individuals" from the "Access your account" dropdown.  This service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Mailing Address or by telephone at (800) 752-7215.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust II (the “Trust”). All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Trust with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS®, as its investment adviser, for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS® and/or us. MFS® Institutional Advisors, Inc., a wholly-owned subsidiary of MFS®, provides investment advice to substantial private clients. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

Information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available.  From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered.  We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law.  Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment.  You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges - Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restricts your transfer privileges more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat it as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  Short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers.  Any the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date.  Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment.  They may also be included as income and subject to a 10% federal tax penalty.  You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge” below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see “Market Value Adjustment” below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see “Tax Considerations.”). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal.  (See “Calculating the Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last 7 Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of your death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit.  Please refer to “Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under “Amount of Death Benefit,” will become the Contract’s Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant’s spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”)

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance,” above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”)  You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. ( See “Annuity Payment Rates.”)

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (See “Contract Charges - Account Fee”.)

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (See “Other Contract Provisions - Modification”.)

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B, and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Trust shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub- Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a nontaxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant’s spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an “owner control” test.  If a Participant is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income (for conversions in 2010, you will include the taxable income amount equally in 2011 and 2012 but you can choose on your federal tax return for 2010 to include the total amount as 2010 taxable income). Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 account balance in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.source income that is subject to U.S. income tax withholding and reporting.  Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, and “Withholding”.  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”  During 2007, 2008, and 2009, approximately $34,032, $24,352, and $12,098, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: Washington, D.C. - 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management’s judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2009 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant’s death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant’s death, is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the “Date of Coverage” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons, or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (“New Payments”)); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years (“Old Payments”) not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J + b

=	(1 + .06)		24/12	- 1
	1 + .08

=	(.981)	2	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 -  $674.16) x (-.037) = - $415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:
Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J + b

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

MFS® Bond Portfolio	$13.3880	$16.8911	1,702,404	2009
	15.1773	13.3880	1,544,627	2008
	14.8692	15.1773	1,889,321	2007
	14.3349	14.8692	2,341,399	2006
	14.2874	14.3349	3,163,320	2005
	13.6383	14.2874	3,593,610	2004
	12.6065	13.6383	4,435,168	2003
	11.6666	12.6065	4,908,882	2002
	10.9776	11.6666	4,809,350	2001
	10.0963	10.9776	3,829,426	2000

MFS® Core Equity Portfolio	8.3120	10.8789	3,085,747	2009
	13.7368	8.3120	3,555,482	2008
	12.8160	13.7368	4,388,587	2007
	11.4278	12.8160	2,038,030	2006
	10.8765	11.4278	2,497,342	2005
	9.6234	10.8765	2,615,901	2004
	7.6330	9.6234	2,774,711	2003
	9.8497	7.6330	2,878,210	2002
	11.2123	9.8497	3,484,062	2001
	11.0284	11.2123	3,623,901	2000

MFS® Growth Portfolio	8.2177	11.1603	3,402,773	2009
	13.3003	8.2177	3,840,853	2008
	11.1262	13.3003	4,499,568	2007
	10.4459	11.1262	5,999,908	2006
	9.7069	10.4459	7,766,452	2005
	8.6938	9.7069	9,760,164	2004
	6.7054	8.6938	11,210,435	2003
	10.3316	6.7054	12,518,370	2002
	16.0186	10.3316	15,684,540	2001
	20.0771	16.0186	17,416,607	2000

MFS® Emerging Markets Equity Portfolio	17.0578	28.3539	433,432	2009
	38.5257	17.0578	462,895	2008
	28.8045	38.5257	607,606	2007
	22.4427	28.8045	805,402	2006
	16.6421	22.4427	979,129	2005
	13.2717	16.6421	911,007	2004
	8.8202	13.2717	822,337	2003
	9.1222	8.8202	828,135	2002
	9.3494	9.1222	809,439	2001
	12.2711	9.3494	1,169,900	2000

MFS® Global Governments Portfolio	16.4925	16.9223	356,081	2009
	15.1500	16.4925	350,685	2008
	14.1362	15.1500	352,640	2007
	13.6582	14.1362	408,052	2006
	14.9272	13.6582	505,123	2005
	13.7560	14.9272	560,132	2004
	12.0689	13.7560	654,693	2003
	10.1477	12.0689	636,630	2002
	10.5176	10.1477	428,207	2001
	10.5290	10.5176	558,947	2000

MFS® Global Growth Portfolio	11.7559	16.2064	831,059	2009
	19.5258	11.7559	888,572	2008
	17.4839	19.5258	1,058,514	2007
	15.1068	17.4839	1,372,092	2006
	13.9236	15.1068	1,648,464	2005
	12.2149	13.9236	1,881,671	2004
	9.1464	12.2149	2,060,622	2003
	11.5048	9.1464	2,297,111	2002
	14.5301	11.5048	2,921,700	2001
	16.9623	14.5301	3,209,391	2000

MFS® Global Tactical Allocation Portfolio	15.3428	17.4213	1,019,466	2009
	18.3987	15.3428	1,078,017	2008
	17.1412	18.3987	1,364,245	2007
	14.8232	17.1412	1,603,358	2006
	14.4879	14.8232	1,892,995	2005
	12.5467	14.4879	1,758,581	2004
	10.3475	12.5467	1,643,492	2003
	10.4317	10.3475	1,212,365	2002
	11.2785	10.4317	1,171,502	2001
	11.1787	11.2785	1,216,055	2000

MFS® Government Securities Portfolio	15.3440	15.8090	3,080,401	2009
	14.3371	15.3440	3,333,304	2008
	13.5678	14.3371	3,849,441	2007
	13.2710	13.5678	4,942,559	2006
	13.1560	13.2710	6,392,852	2005
	12.8596	13.1560	7,537,044	2004
	12.7679	12.8596	9,804,421	2003
	11.7931	12.7679	12,533,953	2002
	11.1320	11.7931	10,571,958	2001
	10.0675	11.1320	9,623,917	2000

MFS® High Yield Portfolio	9.2413	13.7006	1,947,306	2009
	13.3259	9.2413	2,199,008	2008
	13.2607	13.3259	2,661,756	2007
	12.1824	13.2607	3,538,317	2006
	12.0897	12.1824	4,480,283	2005
	11.1934	12.0897	5,335,134	2004
	9.3480	11.1934	6,452,156	2003
	9.2315	9.3480	6,430,762	2002
	9.2019	9.2315	7,513,560	2001
	10.0101	9.2019	7,800,151	2000

MFS® International Growth Portfolio	12.5476	17.0809	1,253,403	2009
	21.1492	12.5476	1,405,350	2008
	18.3996	21.1492	1,686,552	2007
	14.8049	18.3996	2,167,605	2006
	13.0663	14.8049	2,603,702	2005
	11.1419	13.0663	2,878,185	2004
	8.1491	11.1419	2,994,309	2003
	9.3799	8.1491	3,292,267	2002
	11.3110	9.3799	3,924,402	2001
	12.4412	11.3110	4,164,308	2000

MFS® International Value Portfolio	15.4876	19.1448	822,456	2009
	22.9020	15.4876	926,474	2008
	21.6385	22.9020	1,195,703	2007
	16.9817	21.6385	1,504,714	2006
	14.9475	16.9817	1,640,661	2005
	11.8417	14.9475	1,364,003	2004
	8.9876	11.8417	1,036,209	2003
	9.6910	8.9876	957,991	2002
	11.5075	9.6910	1,099,935	2001
	11.9538	11.5075	1,256,955	2000

MFS® Massachusetts Investors Growth Stock Portfolio	7.5793	10.4729	9,955,657	2009
	12.2445	7.5793	7,283,111	2008
	11.1354	12.2445	8,997,471	2007
	10.4891	11.1354	11,308,403	2006
	10.1920	10.4891	14,863,281	2005
	9.4309	10.1920	17,913,505	2004
	7.7518	9.4309	20,571,225	2003
	10.9281	7.7518	22,759,313	2002
	14.7585	10.9281	28,796,657	2001
	15.9430	14.7585	32,630,497	2000

MFS® Blended ResearchSM Core Equity Portfolio	7.7238	9.5393	9,701,572	2009
	12.0431	7.7238	11,071,231	2008
	11.5291	12.0431	13,556,623	2007
	10.3196	11.5291	17,925,188	2006
	9.7170	10.3196	23,626,164	2005
	8.8005	9.7170	28,027,975	2004
	7.2662	8.8005	31,842,350	2003
	9.3553	7.2662	35,925,741	2002
	11.2603	9.3553	44,164,744	2001
	11.4075	11.2603	49,003,728	2000

MFS® Mid Cap Growth Portfolio	2.9881	4.1930	1,134,697	2009
	6.2286	2.9881	1,131,388	2008
	5.7513	6.2286	1,401,777	2007
	5.6994	5.7513	1,879,752	2006
	5.6061	5.6994	2,561,587	2005
	4.9605	5.6061	3,127,074	2004
	3.6488	4.9605	2,999,074	2003
	7.0037	3.6488	1,806,068	2002
	9.2479	7.0037	1,766,213	2001
	10.0000	9.2479	353,162	2000

MFS® Money Market Portfolio	12.0281	11.8597	2,493,774	2009
	11.9558	12.0281	3,527,607	2008
	11.2142	11.9558	2,705,920	2007
	11.2143	11.2142	3,162,214	2006
	11.0719	11.2143	3,178,274	2005
	11.1377	11.0719	3,803,794	2004
	11.2252	11.1377	5,425,682	2003
	11.2413	11.2252	9,145,493	2002
	10.9862	11.2413	9,788,974	2001
	10.5145	10.9862	5,319,403	2000

MFS® New Discovery Portfolio	9.8498	15.8269	1,292,487	2009
	16.5329	9.8498	1,496,661	2008
	16.3506	16.5329	1,802,922	2007
	14.6525	16.3506	2,387,997	2006
	14.1246	14.6525	3,053,762	2005
	13.3280	14.1246	3,711,049	2004
	9.9912	13.3280	3,987,722	2003
	15.2289	9.9912	4,284,243	2002
	16.2788	15.2289	4,767,379	2001
	16.4450	16.2788	4,753,246	2000

MFS® Research International Portfolio	13.4160	17.3203	786,718	2009
	23.6597	13.4160	890,957	2008
	21.2081	23.6597	1,130,332	2007
	16.8731	21.2081	1,448,127	2006
	14.6807	16.8731	1,557,186	2005
	12.2852	14.6807	1,613,060	2004
	9.3080	12.2852	1,560,111	2003
	10.6647	9.3080	1,625,298	2002
	13.1523	10.6647	1,911,607	2001
	14.4906	13.1523	2,001,503	2000

MFS® Global Research Portfolio	8.3631	10.9212	2,600,467	2009
	13.3433	8.3631	2,938,604	2008
	11.9516	13.3433	3,599,995	2007
	10.9636	11.9516	4,833,638	2006
	10.2945	10.9636	6,307,383	2005
	9.0142	10.2945	7,464,197	2004
	7.2951	9.0142	8,572,881	2003
	9.8837	7.2951	9,717,636	2002
	12.7530	9.8837	12,367,010	2001
	13.4883	12.7530	14,126,725	2000

MFS® Strategic Income Portfolio	12.2216	15.3859	815,056	2009
	14.2560	12.2216	779,211	2008
	13.9723	14.2560	944,605	2007
	13.2791	13.9723	1,096,982	2006
	13.2176	13.2791	1,432,028	2005
	12.4078	13.2176	1,614,924	2004
	11.1473	12.4078	1,669,090	2003
	10.5181	11.1473	1,629,215	2002
	10.3225	10.5181	1,626,468	2001
	12.0212	10.3225	1,535,324	2000

MFS® Technology Portfolio	2.4274	4.2277	571,059	2009
	5.0163	2.4274	453,203	2008
	4.2321	5.0163	482,384	2007
	3.5189	4.2321	417,567	2006
	3.3607	3.5189	696,396	2005
	3.3273	3.3607	924,930	2004
	2.3210	3.3273	1,189,525	2003
	4.3580	2.3210	362,283	2002
	7.2300	4.3580	396,060	2001
	10.0000	7.2300	283,087	2000

MFS® Total Return Portfolio	12.5671	14.6330	6,831,307	2009
	16.2476	12.5671	7,604,685	2008
	15.7969	16.2476	9,863,273	2007
	14.2759	15.7969	12,628,154	2006
	14.0532	14.2759	16,915,503	2005
	12.7866	14.0532	18,941,002	2004
	11.0696	12.7866	20,227,510	2003
	11.9073	11.0696	21,362,142	2002
	12.0159	11.9073	21,987,375	2001
	10.4327	12.0159	20,955,708	2000

MFS® Utilities Portfolio	17.1240	22.5191	2,373,729	2009
	27.5962	17.1240	2,685,811	2008
	21.7687	27.5962	3,422,613	2007
	16.6892	21.7687	4,347,403	2006
	14.4301	16.6892	5,438,570	2005
	11.2259	14.4301	5,974,075	2004
	8.3556	11.2259	6,548,666	2003
	11.1289	8.3556	7,514,079	2002
	14.9137	11.1289	10,468,859	2001
	14.1367	14.9137	11,646,870	2000

MFS® Value Portfolio	13.8227	16.4222	2,330,359	2009
	20.8144	13.8227	2,732,765	2008
	19.5613	20.8144	3,399,030	2007
	16.4012	19.5613	4,477,852	2006
	15.6040	16.4012	5,656,587	2005
	13.6997	15.6040	6,245,431	2004
	11.0873	13.6997	6,373,869	2003
	13.0113	11.0873	6,746,360	2002
	14.2652	13.0113	5,973,495	2001
	11.1059	14.2652	3,963,761	2000

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2010, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Platinum
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APRIL 30, 2010
MFS® REGATTA GOLD PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust II (the “Trust”):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Core Equity Portfolio – I Class	MFS® Technology Portfolio – I Class
MFS® Growth Portfolio – I Class	MFS® Utilities Portfolio – I Class
MFS® Massachusetts Investors Growth Stock	Asset Allocation Fund
Portfolio – I Class	MFS® Total Return Portfolio – I Class
MFS® Blended Research® Core Equity Portfolio – I Class	Global Asset Allocation Fund
MFS® Global Research Portfolio – I Class	MFS® Global Tactical Allocation Portfolio – I Class1
MFS® Value Portfolio – I Class	Money Market Fund
Mid-Cap Equity Fund	MFS® Money Market Portfolio – I Class
MFS® Mid Cap Growth Portfolio – I Class	Intermediate-Term Bond Funds
Small-Cap Equity Fund	MFS® Bond Portfolio – I Class
MFS® New Discovery Portfolio – I Class	MFS® Government Securities Portfolio – I Class
International/Global Equity Funds	Multi-Sector Bond Fund
MFS® Global Growth Portfolio – I Class	MFS® Strategic Income Portfolio – I Class
MFS® Research International Portfolio – I Class	High Yield Bond Fund
MFS® International Growth Portfolio – I Class	MFS® High Yield Portfolio – I Class
Emerging Markets Equity Fund	World Bond Fund
MFS® Emerging Markets Equity Portfolio – I Class	MFS® Global Governments Portfolio – I Class

1	Formerly MFS® Global Total Return Portfolio.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Trust.

We have filed a Statement of Additional Information dated April 30, 2010 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 41 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Mailing Address”) or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address: Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II[INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Alternate Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Death of Participant [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Gold provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trust.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value.  After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value.  During the Income Phase, the annual Account Fee is $30.  We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account; the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date.  If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”).  If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts:  (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years.  Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts  02481
Toll Free (800) 752-7215
www.sunlife.com

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charges.”)

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers.  (See “Transfer Privilege.”)

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%
*
The Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses*	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement	0.60%	1.71%

*
The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE FUND EXPENSE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$875	$1,366	$1,915	$3,548

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$324	$989	$1,678	$3,548

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$324	$989	$1,678	$3,548

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract on a group basis in connection with retirement plans. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as “Participants” and we address Participants as “you”; we use the term “Contracts” to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents.  You may enroll in this optional electronic delivery service by visiting www.sunlife.com and selecting "Individuals" from the "Access your account" dropdown.  This service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Mailing Address or by telephone at (800) 752-7215.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”).  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust II (the “Trust”). All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE MFS® VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each a “Fund”), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Trust. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS® and/or us. MFS® Institutional Advisors, Inc., a wholly-owned subsidiary of MFS®, provides investment advice to substantial private clients. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund’s’ portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

Information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available.  From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered.  We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law.  Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment.  You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges - Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal.  We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to or from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “ Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date.  Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment.  They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see “Market Value Adjustment” below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (see “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See “Amount of Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last 7 Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last 7 Account Years as “Old Payments.” Your Account Value minus New Payments and Old Payments is called “accumulated value.”

     Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4)  the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the Annuitant’s death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the Annuitant’s death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary’s election of payment method, or if the Beneficiary is the Annuitant’s spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)
your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant’s 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit.  Please refer to “Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see “Other Contract Provisions - Death of Participant”).

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of the Annuitant’s death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see “The Income Phase - Annuity Provisions”). Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contract Provisions - Death of Participant.”)

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”)  You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.”

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 90th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable (see “Annuity Payment Rates”).

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the relevant Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see “Contract Charges - Account Fee”).

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions - Modification”).

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.
If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved , if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make the appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.

Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant’s spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an “owner control” test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code.  TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

     Individual Retirement Arrangements

 Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income (for conversions in 2010, you will include the taxable income amount equally in 2011 and 2012 but you can choose on your federal tax return for 2010 to include the total amount as 2010 taxable income). Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”.  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”  During 2007, 2008, and 2009, approximately $72,885, $55,149, and $24,144, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: Washington, D.C. - 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management’s judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2009 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as “Annuitants.” If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the “Issue Date” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Trust.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant’s Account, based on hypothetical Account Values.

Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$ 4,000(a)	$37,000	6.00%	$2,220
3	$52,000	$12,000(b)	$40,000	5.00%	$2,000
7	$80,000	$28,000(c)	$40,000	3.00%	$1,200
9	$98,000	$68,000(d)	$40,000	0.00%	$ 0

(a)
The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment liquidated.

(b)
In the third Account Year, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount).

(c)
In the seventh Account Year, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In the fifth Account Year, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will liquidate Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being liquidated and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$ 15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (“Payments”) and amounts of Payments. Each Payment was made on the first day of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)
$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8, Column 4 x Payment 8, Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.
For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:

(1 + I	)	N/12	- 1
1 + J

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).
●	The date of surrender is 2 years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J

=	(1 + .06)		24/12	- 1
	1 + .08

=	(.981)	2	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16)  x  (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

MFS® Bond Portfolio	$13.6359	$17.2072	1,701,157	2009
	15.4552	13.6359	1,614,161	2008
	15.1385	15.4552	1,931,316	2007
	14.5916	15.1385	2,202,707	2006
	14.5404	14.5916	2,789,785	2005
	13.8771	14.5404	3,403,895	2004
	12.8247	13.8771	4,566,743	2003
	11.8661	12.8247	5,683,352	2002
	11.1632	11.8661	4,417,083	2001
	10.2650	11.1632	2,088,013	2000

MFS® Core Equity Portfolio	10.5987	13.8744	2,354,246	2009
	17.5124	10.5987	2,796,503	2008
	16.3353	17.5124	3,504,637	2007
	14.5629	16.3353	1,224,159	2006
	13.8577	14.5629	1,456,085	2005
	12.2587	13.8577	1,743,731	2004
	9.7214	12.2587	2,025,585	2003
	12.5421	9.7214	2,052,678	2002
	14.2743	12.5421	2,455,603	2001
	14.0374	14.2743	2,575,213	2000

MFS® Growth Portfolio	16.3805	22.2503	3,005,702	2009
	26.5064	16.3805	3,441,742	2008
	22.1692	26.5064	4,143,165	2007
	20.8097	22.1692	5,401,495	2006
	19.3335	20.8097	7,148,591	2005
	17.3124	19.3335	9,647,055	2004
	13.3500	17.3124	12,459,556	2003
	20.5656	13.3500	15,337,006	2002
	31.8797	20.5656	21,321,485	2001
	39.9489	31.8797	26,624,559	2000

MFS® Emerging Markets Equity Portfolio	15.6253	25.9779	671,941	2009
	35.2833	15.6253	709,307	2008
	26.3750	35.2833	930,342	2007
	20.5458	26.3750	1,134,541	2006
	15.2325	20.5458	1,438,423	2005
	12.1452	15.2325	1,448,045	2004
	8.0700	12.1452	1,627,956	2003
	8.3446	8.0700	1,577,415	2002
	8.5507	8.3446	1,639,749	2001
	11.2207	8.5507	21,106,206	2000

MFS®Global Governments Portfolio	22.3616			2009
	20.5372	22.3616	714,156	2008
	19.1592	20.5372	773,043	2007
	18.5077	19.1592	946,862	2006
	20.2232	18.5077	1,152,866	2005
	18.6328	20.2232	1,450,465	2004
	16.3444	18.6328	1,817,510	2003
	13.7399	16.3444	2,158,733	2002
	14.2380	13.7399	2,160,876	2001
	14.2506	14.2380	2,796,363	2000

MFS® Global Growth Portfolio	20.2403	27.9081	1,561,749	2009
	33.6110	20.2403	1,814,137	2008
	30.0902	33.6110	2,244,642	2007
	25.9940	30.0902	2,807,284	2006
	23.9533	25.9940	3,532,607	2005
	21.0097	23.9533	4,498,440	2004
	15.7288	21.0097	5,695,923	2003
	19.7806	15.7288	7,075,183	2002
	24.9770	19.7806	9,510,684	2001
	29.1523	24.9770	12,229,092	2000

MFS® Global Tactical Allocation Portfolio	25.2490	28.6751	1,816,836	2009
	30.2719	25.2490	2,132,079	2008
	28.1973	30.2719	2,631,812	2007
	24.3793	28.1973	3,204,557	2006
	23.8232	24.3793	3,885,948	2005
	20.6270	23.8232	4,435,705	2004
	17.0082	20.6270	5,185,158	2003
	17.1432	17.0082	3,127,211	2002
	18.5311	17.1432	3,629,158	2001
	18.3636	18.5311	4,242,817	2000

MFS® Government Securities Portfolio	22.2886	22.9687	3,736,291	2009
	20.8220	22.2886	4,114,380	2008
	19.7009	20.8220	4,560,880	2007
	19.2661	19.7009	5,443,310	2006
	19.0953	19.2661	7,183,766	2005
	18.6615	19.0953	9,106,218	2004
	18.5247	18.6615	12,314,705	2003
	17.1070	18.5247	18,074,219	2002
	16.1449	17.1070	16,078,023	2001
	14.5981	16.1449	19,297,556	2000

MFS® High Yield Portfolio	17.5590	26.0372	1,661,312	2009
	25.3151	17.5590	1,903,207	2008
	25.1862	25.3151	2,242,825	2007
	23.1337	25.1862	2,900,471	2006
	22.9531	23.1337	3,805,343	2005
	21.2473	22.9531	5,033,143	2004
	17.7408	21.2473	6,398,855	2003
	17.5162	17.7408	7,001,115	2002
	17.4566	17.5162	8,578,916	2001
	18.9861	17.4566	9,905,313	2000

MFS® International Growth Portfolio	12.8141	17.4471	996,642	2009
	21.5941	12.8141	1,141,730	2008
	18.7829	21.5941	1,343,367	2007
	15.1103	18.7829	1,575,398	2006
	13.3332	15.1103	1,807,900	2005
	11.3673	13.3332	2,215,618	2004
	8.3123	11.3673	2,417,669	2003
	9.5659	8.3123	2,675,824	2002
	11.5330	9.5659	3,066,280	2001
	12.6829	11.5330	3,565,669	2000

MFS® International Value Portfolio	19.7452	24.4127	974,379	2009
	29.1921	19.7452	1,180,521	2008
	27.5761	29.1921	1,536,380	2007
	21.6372	27.5761	1,903,861	2006
	19.0416	21.6372	2,019,222	2005
	15.0821	19.0416	2,033,093	2004
	11.4447	15.0821	2,120,808	2003
	12.3381	11.4447	2,604,393	2002
	14.6479	12.3381	3,192,419	2001
	15.2129	14.6479	3,893,735	2000

MFS® Massachusetts Investors Growth Stock Portfolio	7.6288	10.5433	15,441,534	2009
	12.3219	7.6288	3,095,126	2008
	11.2036	12.3219	3,804,248	2007
	10.5513	11.2036	4,438,087	2006
	10.2504	10.5513	5,803,432	2005
	9.4830	10.2504	7,661,427	2004
	7.7932	9.4830	9,560,648	2003
	10.9842	7.7932	9,760,819	2002
	14.8314	10.9842	12,892,378	2001
	16.0186	14.8314	15,174,988	2000

MFS® Blended ResearchSM Core Equity Portfolio	22.7363	28.0861	5,700,012	2009
	35.4438	22.7363	6,677,151	2008
	33.9245	35.4438	8,198,829	2007
	30.3594	33.9245	10,319,669	2006
	28.5811	30.3594	13,429,903	2005
	25.8800	28.5811	17,348,097	2004
	21.3640	25.8800	21,724,463	2003
	27.5009	21.3640	26,256,745	2002
	33.0944	27.5009	34,636,395	2001
	33.5203	33.0944	41,704,826	2000

MFS® Mid Cap Growth Portfolio	2.9930	4.2007	1,260,591	2009
	6.2376	2.9930	1,343,940	2008
	5.7585	6.2376	1,580,546	2007
	5.7054	5.7585	2,042,284	2006
	5.6109	5.7054	3,021,012	2005
	4.9637	5.6109	4,364,051	2004
	3.6505	4.9637	4,801,950	2003
	7.0055	3.6505	2,572,866	2002
	9.2484	7.0055	2,551,906	2001
	10.0000	9.2484	730,917	2000

MFS® Money Market Portfolio	14.4656	14.2659	4,716,665	2009
	14.3759	14.4656	6,245,954	2008
	13.9039	14.3759	6,062,638	2007
	13.4788	13.9039	5,993,059	2006
	13.3052	13.4788	6,628,919	2005
	13.3815	13.3052	8,543,602	2004
	13.4839	13.3815	12,765,877	2003
	13.5007	13.4839	22,362,479	2002
	13.1917	13.5007	25,365,596	2001
	12.6229	13.1917	19,204,526	2000

MFS® New Discovery Portfolio	9.9768	16.0341	683,428	2009
	16.7427	9.9768	783,190	2008
	16.5548	16.7427	967,198	2007
	14.8325	16.5548	1,230,731	2006
	14.2954	14.8325	1,635,547	2005
	13.4865	14.2954	2,394,620	2004
	10.1080	13.4865	3,160,294	2003
	15.4039	10.1080	3,376,175	2002
	16.4626	15.4039	3,696,872	2001
	16.6274	16.4626	3,434,468	2000

MFS® Global Research Portfolio	18.0325			2009
	28.7650	18.0325	4,554,541	2008
	25.7597	28.7650	5,567,610	2007
	23.6255	25.7597	7,146,220	2006
	22.1793	23.6255	9,387,650	2005
	19.4171	22.1793	12,224,074	2004
	15.7110	19.4171	15,659,641	2003
	21.2818	15.7110	19,728,688	2002
	27.4545	21.2818	26,910,852	2001
	29.0316	27.4545	32,640,173	2000

MFS® Research International Portfolio	13.2278	17.0807	494,653	2009
	23.3232	13.2278	575,021	2008
	20.9024	23.3232	769,388	2007
	16.6266	20.9024	999,966	2006
	14.4633	16.6266	974,878	2005
	12.1009	14.4633	1,012,883	2004
	9.1666	12.1009	1,153,032	2003
	10.5006	9.1666	1,269,941	2002
	12.9474	10.5006	1,361,813	2001
	14.2620	12.9474	1,479,722	2000

MFS® Strategic Income Portfolio	12.3470	15.5468	664,049	2009
	14.3994	12.3470	616,138	2008
	14.1101	14.3994	743,909	2007
	13.4074	14.1101	830,757	2006
	13.3427	13.4074	1,059,976	2005
	12.5227	13.3427	1,247,856	2004
	11.2483	12.5227	1,480,520	2003
	10.6114	11.2483	1,401,189	2002
	10.4119	10.6114	1,079,988	2001
	12.1979	10.4119	933,731	2000

MFS® Technology Portfolio	2.4315	4.2356	607,733	2009
	5.0237	2.4315	431,545	2008
	4.2375	5.0237	632,984	2007
	3.5227	4.2375	725,339	2006
	3.3636	3.5227	880,395	2005
	3.3296	3.3636	1,228,881	2004
	2.3221	3.3296	1,981,591	2003
	4.3593	2.3221	599,494	2002
	7.2306	4.3593	667,611	2001
	10.0000	7.2306	427,471	2000

MFS® Total Return Portfolio	27.0755	31.5325	8,908,301	2009
	34.9980	27.0755	10,626,512	2008
	34.0205	34.9980	13,145,592	2007
	30.7387	34.0205	16,229,276	2006
	30.2533	30.7387	21,043,573	2005
	27.5211	30.2533	26,071,521	2004
	23.8208	27.5211	31,025,346	2003
	25.6185	23.8208	36,383,550	2002
	25.8470	25.6185	43,095,288	2001
	22.4371	25.8470	48,765,253	2000

MFS® Utilities Portfolio	34.6332	45.5539	1,566,394	2009
	55.8020	34.6332	1,844,778	2008
	44.0096	55.8020	2,290,350	2007
	33.7338	44.0096	2,805,865	2006
	29.1618	33.7338	3,459,001	2005
	22.6819	29.1618	4,006,793	2004
	16.8792	22.6819	4,689,322	2003
	22.4771	16.8792	5,385,157	2002
	30.1152	22.4771	8,022,638	2001
	28.5407	30.1152	9,961,031	2000

MFS® Value Portfolio	13.6962	16.2751	2,090,666	2009
	20,6198	13.6962	2,456,004	2008
	19.3746	20.6198	3,055,496	2007
	16.2414	19.3746	3,936,360	2006
	15.4490	16.2414	4,872,966	2005
	13.5609	15.4490	5,926,427	2004
	10.9729	13.5609	6,564,079	2003
	12.8745	10.9729	7,113,753	2002
	14.1123	12.8745	6,112,334	2001
	10.9848	14.1123	2,482,414	2000

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2010 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Gold
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2010

MFS REGATTA GOLD
AND
MFS REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations (for Regatta Platinum)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Calculations (for Regatta Gold)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Gold and MFS Regatta Platinum (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated April 30, 2010.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH IBCA CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch IBCA and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS (FOR MFS REGATTA PLATINUM)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 x 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 x 1.00323648 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $863.30 (70.1112 x 12.3846325).

CALCULATIONS (FOR MFS REGATTA GOLD)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 x 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846391 (12.3456789 x 1.00323702 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846391. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3846391).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 26, 2010, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2010, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 26, 2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Revenues:
Premiums and annuity considerations	$134,246	$122,733	$110,616
Net investment income (loss) (1) (Note 7)	2,582,307	(1,970,368)	1,060,485
Net derivative loss(2) (Note 4)	(39,902)	(605,458)	(189,650)
Net realized investment (losses) gains, excluding impairment losses on available-for-sale securities (Note 6)	(36,675)	3,801	7,044
Other-than-temporary impairment losses (3) (Note 4)	(4,834)	(41,864)	(68,092)
Fee and other income	385,836	449,991	474,554
Subordinated notes early redemption premium	-	-	25,578

Total revenues	3,020,978	(2,041,165)	1,420,535

Benefits and expenses:
Interest credited	385,768	531,276	625,328
Interest expense	39,780	60,285	92,890
Policyowner benefits	110,439	391,093	227,040
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	1,024,661	(1,045,640)	185,587
Goodwill impairment	-	701,450	-
Other operating expenses	248,156	261,819	276,769
Partnership capital securities early redemption payment	-	-	25,578

Total benefits and expenses	1,808,804	900,283	1,433,192

Income (loss) from continuing operations before income tax expense (benefit)	1,212,174	(2,941,448)	(12,657)

Income tax expense (benefit):
Federal	335,455	(815,949)	(29,126)
State	194	6	431
Income tax expense (benefit) (Note 11)	335,649	(815,943)	(28,695)

Net income (loss) from continuing operations	876,525	(2,125,505)	16,038

Income (loss) from discontinued operations, net of tax (Note 2)	104,971	(109,336)	8,984

Net income (loss)	$981,496	$(2,234,841)	$25,022

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $2,086.7 million, $(2,603.7) million and $(89.2) million for the years ended December 31, 2009, 2008 and 2007, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $4.8 million other-than-temporary impairment (“OTTI”) losses for year ended December 31, 2009 represent solely credit losses.  The Company incurred no non-credit OTTI losses during the year ended December 31, 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income (loss) for the period.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2009	December 31, 2008
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,121,424 and $782,861 in 2009 and 2008, respectively) (Note 4)	$1,175,516	$674,020
Trading fixed maturity securities, at fair value (amortized cost of $12,042,961 and $14,909,429 in 2009 and 2008, respectively) (Note 4)	11,130,522	11,762,146
Short-term investments (Note 1)	1,267,311	599,481
Mortgage loans (Note 4)	1,911,961	2,083,003
Derivative instruments – receivable (Note 4)	259,227	727,103
Limited partnerships	51,656	78,289
Real estate (Note 4)	202,277	201,470
Policy loans	722,590	729,407
Other invested assets	47,421	211,431
Cash and cash equivalents (Note 1)	1,804,208	1,024,668
Total investments and cash	18,572,689	18,091,018

Accrued investment income	230,591	282,564
Deferred policy acquisition costs (Note 14)	2,173,642	2,862,401
Value of business and customer renewals acquired (Note 15)	168,845	179,825
Net deferred tax asset (Note 11)	549,764	856,845
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	12,611	7,548
Reinsurance receivable	2,350,207	3,076,615
Other assets (Note 1)	183,963	222,840
Separate account assets (Note 1)	23,326,323	20,531,724

Total assets	$47,575,934	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,709,589	$17,545,721
Future contract and policy benefits	815,638	1,014,688
Payable for investments purchased	88,131	363,513
Accrued expenses and taxes	61,903	118,671
Debt payable to affiliates (Note 3)	883,000	1,998,000
Reinsurance payable	2,231,764	1,650,821
Derivative instruments – payable (Note 4)	572,910	1,494,341
Other liabilities	280,224	605,945
Separate account liabilities	23,326,323	20,531,724

Total liabilities	44,969,482	45,323,424

Commitments and contingencies (Note 21)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2009 and 2008	6,437	6,437
Additional paid-in capital	3,527,677	2,872,242
Accumulated other comprehensive income (loss) (Note 20)	35,244	(129,884)
Accumulated deficit	(962,906)	(1,953,540)

Total stockholder’s equity	2,606,452	795,255

Total liabilities and stockholder’s equity	$47,575,934	$46,118,679
The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Net income (loss)	$981,496	$(2,234,841)	$25,022

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available for- sale securities, net of tax and policyholder amounts (1)	113,278	(84,234)	(119,775)
Reclassification adjustment for OTTI losses, net of tax (2)	202	-	-
Change in pension and other postretirement plan adjustments, net of tax (3)	10,231	(66,998)	11,197
Reclassification adjustments of net realized investment losses into net income (loss)(4)	3,117	25,718	2,145
Other comprehensive income (loss)	126,828	(125,514)	(106,433)

Comprehensive income (loss)	$1,108,324	$(2,360,355)	$(81,411)

(1)	Net of tax (expense) benefit of $(60.1) million, $45.4 million and $64.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million, $36.1 million and $(6.0) million for the years ended December 31, 2009, 2008 and 2007, respectively.
(4)	Net of tax expense of $1.7 million, $13.8 million and $1.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss) (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2006	$6,437	$2,143,408	$14,030	$339,479	$2,503,354

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 740, net of tax (2)	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (3)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(4)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	$6,437	$3,527,677	$35,244	$(962,906)	$2,606,452

(1)	As of December 31, 2009, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income (loss) was $8.9 million.
(2)	FASB ASC Topic 740, “Income Taxes.”
(3)	FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825 “Financial Instruments.”
(4)	FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Operating Activities:
Net income (loss) from operations	$981,496	$(2,234,841)	$25,022

Adjustments to reconcile net income(loss) to net cash provided by operating activities:
Net amortization of premiums on investments	(689)	29,871	40,854
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	1,024,661	(1,045,640)	185,587
Depreciation and amortization	5,535	6,711	7,460
Net (gain) loss on derivatives	(96,041)	554,898	128,260
Net realized losses and OTTI credit losses on available- for-sale investments	41,509	38,063	61,048
Net (increase) decrease in fair value of trading investments	(2,086,740)	2,603,748	89,159
Net realized losses (gains) on trading investments	367,337	354,991	(3,438)
Undistributed loss (income) on private equity limited partnerships	9,207	(9,796)	(23,027)
Interest credited to contractholder deposits	385,768	531,276	625,328
Goodwill impairment	-	701,450	-
Deferred federal income taxes	295,608	(698,437)	(113,692)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, and value of business and customer renewals acquired	(346,900)	(282,409)	(361,114)
Accrued investment income	36,736	18,079	5,813
Net change in reinsurance receivable/payable	209,637	216,282	681,427
Future contract and policy benefits	(125,992)	141,658	42,858
Other, net	(243,369)	149,390	(114,640)
Adjustments related to discontinued operations	(288,018)	4,315	(501,909)
Net cash provided by operating activities	169,745	1,079,609	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	113,478	101,757	4,252,780
Trading fixed maturity securities	2,097,054	1,808,498	728,633
Mortgage loans	143,493	294,610	355,146
Real estate	-	1,141	-
Other invested assets	(207,548)	692,157	667,683
Redemption of subordinated note from affiliates	-	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(347,139)	(129,474)	(2,557,841)
Trading fixed maturity securities	(867,310)	(2,175,143)	(829,469)
Mortgage loans	(17,518)	(58,935)	(399,566)
Real estate	(4,702)	(5,414)	(19,439)
Other invested assets	(106,277)	(122,447)	(57,864)
Early redemption premium	-	-	25,578
Net change in other investments	(183,512)	(349,964)	(361,781)
Net change in policy loans	6,817	(16,774)	(3,007)
Net change in short-term investments	(722,821)	(599,481)	-

Net cash (used in) provided by investing activities	$(95,985)	$(559,469)	$2,400,853
Continued on next page
The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2009	2008	2007

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,795,939	$2,190,099	$1,924,784
Withdrawals from contractholder deposit funds	(3,011,499)	(3,616,458)	(4,533,405)
Repayments of debt	-	(122,000)	(980,000)
Debt proceeds	200,000	175,000	1,000,000
Capital contribution from Parent	748,652	725,000	-
Early redemption payment	-	-	(25,578)
Other, net	(27,312)	(16,814)	29,971
Net cash provided by (used in) financing activities	705,780	(665,173)	(2,584,228)

Net change in cash and cash equivalents	779,540	(145,033)	591,621

Cash and cash equivalents, beginning of year	1,024,668	1,169,701	578,080

Cash and cash equivalents, end of year	$1,804,208	$1,024,668	$1,169,701

Supplemental Cash Flow Information
Interest paid	$47,151	$109,532	$73,116
Income taxes paid (refunded)	$21,144	$(113,194)	$(16,281)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is described more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.  The Company did not pay any cash dividends to the Parent in 2009.

On November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposit funds, future contract and policy benefits of $20.4 million, funds withheld assets of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any cash dividends to the Parent in 2008 and 2007.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2009, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC (“DELRE Holdings.”)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009, 2008 and 2007, was $105.0 million, $(109.3) million and $9.0 million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB ASC Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  During the year ended, December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made payments of $17.6 million to the swap counterparty.  The CARS Trust made no payment during the year ended December 31, 2008.  At December 31, 2009 and 2008, the fair value of the credit default swap was $34.3 million and $42.1 million, respectively.  As of December 31, 2009, the maximum future payments the CARS Trust could be required to make is $37.4 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2009 and 2008, the fair value of the assets held as collateral by the CARS Trust was $35.3 million and $42.3 million, respectively.

The Company had a greater than or equal to 20%, but less than 50%, interest in four variable interest entities (“VIEs”) at December 31, 2009.  The Company is a creditor in three trusts and one special purpose corporation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $8.3 million at December 31, 2009.  The investments in these VIEs mature at various dates through January 2028.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FASB ASC Topic 810.  See Note 4 for information with respect to leveraged leases.

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturity securities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investment, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalent and short-term investments are held at amortized cost, which approximates fair value.

Immaterial Restatement

Subsequent to the issuance of the Company’s 2008 financial statements, the Company’s management determined certain investments with maturities at the date of purchase of greater than three months but less than one year were improperly classified as cash and cash equivalents.  As a result, the consolidated balance sheet as of December 31, 2008 has been restated to reclassify $599,481 from cash and cash equivalents to short term investments.  In addition, the consolidated statement of cash flows for the year ended December 31, 2008 has been restated as follows:

As Previously
	Reported	Adjustment	As Restated
Net change in short-term investments	$ -	$ (599,481)	$ (599,481)
Net cash provided by (used in ) investing activities	$ 40,012	$ (599,481)	$ (559,469)

Net change in cash and cash equivalents	$ 454,448	$ (599,481)	$ (145,033)
Cash and cash equivalents, end of year	$ 1,624,149	$ (599,481)	$ 1,024,668

The effects of these corrections have also been reflected in the accompanying notes, where applicable.  The Company determined that these errors were not material to its previously issued consolidated financial statements.  The Company will correct its 2009 interim condensed consolidated financial statements for similar errors when it files its 2010 interim condensed consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, independent non-binding broker quotes, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”), are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  CMOs and ABS are priced using fair value models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturity securities, fair values are estimated using models, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturity securities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories: credit loss and non-credit loss.  The credit loss portion is charged to net realized investment (losses) gains in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

Prior to the adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss would also be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Refer to Note 4 of the Company’s consolidated financial statements for further detail about the Company’s recognition and disclosure of OTTI loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Fixed Maturity Securities (continued)

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.3 million and $4.6 million for the year ended December 31, 2009 and 2008, respectively, if these holdings were performing.  As of December 31, 2009 and 2008, the fair market value of holdings for issuers in default was $26.0 million and $17.9 million, respectively.

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost, net of provisions for estimated losses.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of depreciated cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Certain other-than-temporary losses on available-for-sale securities and changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.  See Note 7.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC, is higher than the present value of future expected gross profits.  During the year ended December 31, 2009, the Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products.  See Note 14 for the DAC asset roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of  FASB ASC Topic 825 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of FASB ASC Topic 825, the net change in the market value of the securities supporting policyholder liabilities is recorded in the Company’s consolidated statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the Company’s consolidated statement of operations effective January 1, 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport, and from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007 (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  See Note 15 for the combined VOBA and VOCRA asset roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer, effective May 31, 2007.  Goodwill is allocated to the Group Segment in the Company’s subsidiary, SLNY. In accordance with FASB ASC Topic 350, “Intangibles-Goodwill, and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2009 and concluded that this asset was not impaired.

During 2008, the Company, after it performed its required impairment assessment of goodwill, concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter of 2008, which represented the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge was allocated to the Wealth Management Segment.

OTHER ASSETS

The Company’s other assets are comprised primarily of property, equipment, leasehold improvements, capitalized software costs and intangible assets.  Property, equipment, leasehold improvements and capitalized software costs that are included in other assets in the Company’s consolidated balance sheet are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million, $1.3 million and $2.5 million for years ended December 31, 2009, 2008 and 2007, respectively.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB.”)  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2009 and 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740 “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  See Note 11.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In August 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (the “SEC”) filers to disclose the date through which subsequent events have been evaluated.  The ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 944, which were issued in May 2008.  The scope of this interpretation is limited to financial guarantee insurance (and reinsurance) contracts issued by insurance enterprises.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this guidance.  The adoption of this portion of FASB ASC Topic 944 on January 1, 2009, did not have an impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The new disclosures are included in Note 4.

The Company adopted the provisions of FASB ASC Topic 810, which were issued in December 2007.  Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent.  This guidance establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  This portion of FASB ASC Topic 810 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance.  Accordingly, the adoption of these aspects of FASB ASC Topic 810 on January 1, 2009 did not have an impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢	Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company will include the new disclosures prospectively, as required.

In June 2009, the FASB issued SFAS No. 166 “Accounting for Transfers of Financial Assets.”  This statement amends FASB ASC Topic 860, “Transfers and Servicing,” portions of which were previously issued as SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”  SFAS No. 166 amends and expands disclosures about the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  SFAS No. 166 amends the derecognition accounting and disclosure guidance relating to SFAS No. 140 and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether it must be consolidated in accordance with SFAS No. 167, “Amendments to FASB Interpretation No. 46(R).”  SFAS No. 166 is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 166 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, which amends the consolidation guidance of FIN 46(R) and will become part of FASB ASC TOPIC 810.  The amendments to the consolidation guidance affect all entities currently within the scope of FIN 46(R), as well as QSPEs, as the concept of these entities was eliminated in SFAS No. 166.  SFAS No. 167 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009, and will become part of the FASB ASC at that time.  The Company adopted SFAS No. 167 on January 1, 2010; the Company does not expect that adoption will have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

	2009	2008
Assets:
Total investments and cash	$1,602,733	$1,170,565
Deferred policy acquisition costs	139,702	73,958
Reinsurance receivable	902,957	1,125,408
Other assets	12,698	15,173
Total assets	$2,658,090	$2,385,104

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610	$813,387
Future contract and policy benefits	87,830	73,058
Debt payable to affiliates	1,315,000	1,115,000
Net deferred tax liability	171,413	82,363
Derivative instruments - payable	19,617	167,215
Other liabilities	181,750	84,184

Total liabilities	$2,563,220	$2,335,207

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008	2007

Total revenues	$191,965	$29,031	$39,983
Total benefits and expenses	46,304	181,407	26,162
Income (loss) before income taxes	145,661	(152,376)	13,821
Income tax expense (benefit)	40,690	(43,040)	4,837

Net income (loss)	$104,971	$(109,336)	$8,984

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under the SLHIC to SLNY asset transfer.  These agreements, in accordance with FASB ASC Topic 805 were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $39 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with affiliates not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable at the inception of the transaction of $370.7 million and $329.2 million, respectively.  At December 31, 2009, the reinsurance payable and reinsurance receivable related to this agreement were $422.5 million and $430.5 million, respectively.  See Note 9 for further information regarding the impact of this agreement on the Company’s financial statements.

Effective December 31, 2007, SLNY entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (the “NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, entered into a reinsurance agreement with SLOC, effective November 8, 2007, under which Sun Life Vermont assumed the risks of certain UL policies issued by SLOC through December 31, 2008.  This agreement is described more fully in Note 9.

Capital Transactions

During the years ended December 31, 2009 and 2008, the Company received capital contributions totaling $748.7 million and $725.0 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009 the Company distributed all of the issued and outstanding common stock of Sun Life Vermont in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2009, 2008, or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holding, Inc. (“U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont has agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2009 and 2008, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $4.5 million and $13.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which would mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2009 and 2008, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2009, 2008 and 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million for the year ended December 31, 2007.  The Company also earned interest income, through the Partnership, of $17.8 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $11.2 million, $36.5 million, and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million, and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”) due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $10.5 million, $35.7 million, and $50.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $1.2 million, $4.0 million, and $5.7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $11.3 million, $36.6 million and $51.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $1.3 million, $4.0 million and $5.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

The account values related to these funding agreements issued to LLC III, LLCII and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	1,257
				$ 883,000	47,921

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as described in Note 10.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property & equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive loss.

Pending regulatory approval, the Company and Sun Life Services entered into an administrative services agreement, effective December 31, 2009, under which Sun Life Services would provide human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company.  Pursuant to this agreement, the Company would reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million, $316.7 million and $301.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, as a reduction to other operating expenses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company’s affiliates and Sun Life Services are in the process of establishing administrative services agreements under which Sun Life Services will provide personnel and certain services to the Company’s affiliates, as requested.  Until such agreements receive regulatory approval, the Company will continue to provide personnel and certain services to affiliates, as described below.

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provided that SLOC would furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $8.9 million, $9.9 million and $14.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $15.5 million, $17.6 million and $16.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.2 million, $24.3 million and $26.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $8.9 million, $17.2 million and $22.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $4.3 million, $2.1 million and $1.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company paid $18.2 million, $18.6 million and $15.9 million for the years ended December 31, 2009, 2008 and 2007, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still an affiliate, the Company paid $22.6 million in commission fees to IFMG.

During the years ended December 31, 2009, 2008 and 2007, the Company paid $45.4 million, $23.7 million and $31.3 million, respectively, in distribution fees to SLFD.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million year ended December 31, 2007.  This agreement was terminated on March 2, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.1 million, $10.6 million, and $10.6 million for each of the years ended December 31, 2009, 2008 and 2007, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a market value of $22.4 million.  The Company recorded a pretax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.2 million, $0.8 and $3.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.9 million, $5.9 million and $4.4 million relating to RSUs for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

In 2007, SLNY entered into a series of agreements with SLHIC, through which the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA is fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2009	2008	2007

VOBA	$913	$782	$5,928
VOCRA	$4,063	$4,627	$1,854

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$(198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$(1,276,631)	$11,130,522

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (loss) (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2008, were as follows:

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Available-for-sale fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Collateralized mortgage obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage-backed securities	40,107	1,060	(17)	41,150
Foreign government & agency securities	509	-	(37)	472
U.S. treasury and agency securities	61,824	13,262	(105)	74,981
Total non-corporate securities	124,944	14,416	(4,648)	134,712

Corporate securities	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturity securities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

			Gross
		Gross	Unrealized
	Amortized	Unrealized	Temporary	Fair
Trading fixed maturity securities	Cost	Gains	Losses	Value

Non-corporate securities:
Asset-backed securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized mortgage obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage-backed securities	213,175	4,579	(325)	217,429
Foreign government & agency securities	110,991	1,972	(3,788)	109,175
U.S. treasury and agency securities	484,910	36,528	(18,332)	503,106
Total non-corporate securities	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturity securities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 39,373	$ 41,743
Due after one year through five years	333,268	385,510
Due after five years through ten years	139,390	154,281
Due after ten years	544,330	529,212
Subtotal – Maturities of available-for-sale fixed securities	1,056,361	1,110,746
ABS, RMBS and CMBS securities (1)	65,063	64,770
Total available-for-sale fixed securities	$1,121,424	$1,175,516

Maturities of trading fixed securities:
Due in one year or less	$ 507,350	$ 515,137
Due after one year through five years	4,356,611	4,452,004
Due after five years through ten years	2,647,391	2,653,454
Due after ten years	1,462,627	1,362,844
Subtotal – Maturities of trading fixed securities	8,973,979	8,983,439
ABS, RMBS and CMBS securities(1)	3,068,982	2,147,083
Total trading fixed securities	$ 12,042,961	$11,130,522

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $50.0 million, $14.0 million and $51.6 million and gross losses of $57.5 million, $161.2 million and $52.3 million were realized on the sale of fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively.

Fixed maturity securities with an amortized cost of approximately $12.4 million at December 31, 2009 and 2008, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2009 and 2008, 91.1% and 94.6%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  During 2009, 2008 and 2007, the Company incurred realized losses totaling $4.8 million, $41.9 million and $68.1 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Collateralized mortgage obligations	$ 2,967	$ (1,162)	$ 12,739	$ (3,327)	$ 15,706	$ (4,489)
Mortgage-backed securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. treasury and agency securities	1,855	(105)	-	-	1,855	(105)
Foreign government & agency securities	473	(37)	-	-	473	(37)
Corporate securities	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,177	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI, at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Corporate securities	41	86	127

Total	44	96	140

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Corporate securities	143	133	276
Collateralized mortgage obligations	8	10	18
Mortgage-backed securities	2	6	8
U.S. treasury and agency securities	2	-	2
Foreign government & agency securities	1	-	1

Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

As described in Note 1, the Company presents and discloses OTTI on available-for-sale securities in accordance with FASB ASC Topic 320, beginning on April 1, 2009.  Available-for-sale securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential other-than-temporary impairment.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, credit loss and non-credit loss.  The credit loss portion is charged to net realized investment losses in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income (loss).  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income (loss) with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from its investment and finance functions which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows. For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income (loss).

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325.  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

For securities that are determined to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, the near-term prospects of the issuer, and the issuer's relative liquidity, among other factors.

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $4.8 million for the year ended December 31, 2009 on its available-for-sale fixed maturity securities.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments were driven primarily by adverse financial conditions of the issuers.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale debt securities held on the date of transition, April 1, 2009, for which a portion of the OTTI was also recognized in other comprehensive income (loss).

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$ -
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$ 9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2009	2008

Total mortgage loans	$ 1,911,961	$ 2,083,003

Real estate:
Held for production of income	202,277	201,470
Total real estate	$ 202,277	$ 201,470

Total mortgage loans and real estate	$ 2,114,238	$ 2,284,473

Accumulated depreciation on real estate was $40.6 million and $36.7 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan and impairment is measured based on the fair value of the collateral less costs to sell.  A specific allowance for loan loss is established for an impaired loan if the fair value of the loan collateral less cost to sell is less than the recorded amount of the loan.  The specific allowance for loan loss was $17.3 million and $3.0 million at December 31, 2009 and 2008, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $25.5 million and $0.0 million at December 31, 2009 and 2008, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

The following tables set forth the distribution of the Company’s mortgage loans by credit quality and the allowance for loan loss at December 31:

	Gross Carrying Value
	2009	2008

Current loans	$ 1,711,865	$ 2,039,687
Past due loans:
Less than 90 days	26,953	22,391
Between 90 and 179 days	-	-
180 days or more	-	-
Impaired	215,925	23,925
Balance, at December 31	$ 1,954,743	$ 2,086,003

	Allowance for Loan Loss
	2009	2008

General allowance	$ 25,500	$ -
Specific allowance	17,282	3,000
Total	$ 42,782	$ 3,000

Included in the $215.9 million and $23.9 million of impaired mortgage loans at December 31, 2009 and 2008, are $134.9 million and $0.0 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2009	2008	2007

Average investment	$121,500	$11,963	$3,791
Interest income	$897	$-	$-
Cash receipts on interest	$897	$-	$-

The activity in the allowance for loan loss was as follows:

	2009	2008	2007

Balance at January 1	$3,000	$3,288	$3,928
Provisions for allowance	40,050	3,000	-
Recoveries	(268)	(3,288)	(640)
Balance at December 31	$42,782	$3,000	$3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2009	2008
Property Type:
Office building	$ 638,603	$ 763,405
Residential	-	198
Retail	808,125	923,592
Industrial/warehouse	241,627	262,436
Apartment	100,435	106,362
Other	368,230	231,480
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473

	2009	2008
Geographic region:
Arizona	$ 53,470	$ 55,987
California	114,196	124,004
Florida	217,614	229,681
Georgia	57,861	62,418
Maryland	46,412	52,202
Massachusetts	116,025	120,059
Missouri	58,523	61,293
New York	305,810	328,439
Ohio	135,088	145,192
Pennsylvania	110,758	118,744
Texas	325,234	340,082
Washington	52,353	56,547
Other (1)	563,676	592,825
Allowance for loan losses	(42,782)	(3,000)
Total	$ 2,114,238	$ 2,284,473

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2009 and 2008, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2009, scheduled mortgage loan maturities were as follows:

2010	$ 38,043
2011	110,980
2012	69,075
2013	114,869
2014	195,280
Thereafter	1,409,214
General allowance	(25,500)
Total	$ 1,911,961

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $51.0 million and $2.0 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participated in a securities lending program to generate additional income, whereby certain fixed maturity securities were loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provided collateral of 102% of the market value of the loaned securities.  The Company generally accepted cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnified the Company against borrower defaults.  As of December 31, 2009, the Company no longer participates in the securities lending program.

As of December 31, 2008, the fair value of the loaned securities was approximately $175.0 million, and was included in available-for-sale fixed maturity securities, and cash and cash equivalents in the Company’s consolidated balance sheet.  The Company recorded cash collateral relating to the securities lending program in the amount of $183.5 million as of December 31, 2008, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company recorded the collateral investments at fair value in the consolidated balance sheet as part other invested assets.  The fair value of the collateral investments at December 31, 2008 was $179.9 million.

The Company earned income from the reinvestment of the cash collateral.  The Company recorded pre-tax income from securities lending transactions, net of lending fees, of $0.7 million, $2.6 million and $2.2 million for the years ended December 31, 2009, 2008 and 2007, respectively, which was included in net investment income (loss) in the consolidated statements of operations.

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee has elected to exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets in the Company’s consolidated balance sheets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2009	2008
Lease contract receivable	$ 1,247	$ 7,042
Less: non-recourse debt	-	-
Net receivable	1,247	7,042
Estimated value of leased assets	20,795	20,795
Less: Unearned and deferred income	(731)	(2,373)
Investment in leveraged leases	21,311	25,464
Less: Fees	(12)	(37)
Net investment in leveraged leases	$ 21,299	$ 25,427

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.8 million, and $18.2 million at December 31, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancements such as mutual put features and collateral are used to improve the credit risk of longer term derivative contracts.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals and are based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates. The net payment is recorded as a component of net derivative loss in the consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g. fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap, as the seller of credit protection, to the credit performance of a portfolio of corporate reference entities.  See Note 1 for additional information on the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and domestic variable annuity products with GMDB and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays. The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives require bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  See Note 9 for further information regarding derivatives embedded in reinsurance contracts; see Note 13 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions:

	As of December 31, 2009		As of December 31, 2008
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	102	$ 8,883,000	218	$ 14,036,100
Currency swaps	10	351,740	14	408,773
Credit default swaps	1	55,000	1	55,000
Equity swaps	2	4,908	2	4,908
Swaptions	5	1,150,000	5	1,150,000
Futures (1)	(13,811)	2,378,216	927	1,991,840
Index call options	7,345	1,313,381	8,081	1,166,148
Index put options	7,100	682,499	5,500	591,385
Total	754	$ 14,818,744	14,748	$ 19,404,154

(1)  The negative amount represents the Company’s short position

Since December 31, 2008, short future and index put option positions have been added to hedge against potential adverse movements in the stock market as the U.S. economy continues to recover. Correspondingly, index call options have been reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure at December 31, 2009.  With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.

	At December 31, 2009
	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 130,178	$ 532,401
Foreign currency contracts	56,032	905
Equity contracts	58,692	-
Credit contracts	-	34,349
Futures (b)	14,325	5,255
Derivative instruments	259,227	572,910
Embedded derivatives (c)	11,308	417,764
Total	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures include both interest rate and equity price risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains and losses by derivative type for the years ended December 31:

	2009	2008	2007

Interest rate contracts	$ 143,402	$ (501,413)	$ (259,230)
Foreign currency contracts	(12,116)	28,078	9,714
Equity contracts	(71,865)	(53,397)	41,328
Credit contracts	(9,855)	(35,149)	(6,432)
Futures	(328,595)	35,447	41,915
Embedded derivatives	239,127	(79,024)	(16,945)
Net derivative loss from continuing operations	$ (39,902)	$ (605,458)	$ (189,650)
Net derivative income (loss) from discontinued operations	$ 216,956	$ (266,086)	$ (3,474)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty are monitored closely, as well as counterparty credit ratings.  All contracts are held with counterparties rated A- or higher.  As of December 31, 2009, the Company’s liability positions were linked to a total of 14 counterparties, of which the largest single unaffiliated counterparty payable had credit exposure of $74.0 million to the company.  As of December 31, 2009, the Company’s asset positions were linked to a total of 18 counterparties, of which the largest single unaffiliated counterparty receivable had credit exposure of $125.4 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships may also include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross transaction netting, or minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2009 was approximately $572.9 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds will also be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2009, the Company would be expected to settle a net obligation of approximately $174.8 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted with the Company.

At December 31, 2009, the Company had collateral of $236.6 million pledged to counterparties, including a combination of cash and U.S. treasury securities and other collateral. The Company was holding cash collateral posted by counterparties of $97.8 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  FASB ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with FASB ASC Topic 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  During the year ended December 31, 2009, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS, ABS, CMO, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain derivatives.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS, ABS, CMO, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Short-term investments (Note 1)	1,267,311	-	-	1,267,311
Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets
Separate account assets (1) (2) (3)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)	Excludes $501.0 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.

(3)
During the first quarter of 2009, the Company transferred certain mutual funds held in the separate accounts from Level 2 to Level 1, as the funds are priced based on the net asset value (“NAV”) for identical products sold in the market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)
Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)
The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government & agency securities	-	472	-	472
U.S. treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturity securities	56,478	605,188	12,354	674,020

Trading fixed maturity securities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign government & agency securities	-	84,615	9,200	93,815
U.S. states and political subdivisions securities	-	528	-	528
U.S. treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturity securities	445,732	10,710,456	605,958	11,762,146

Short-term investments (Note 1)	599,481	-	-	599,481
Derivative instruments – receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,024,668	-	-	1,024,668
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2)	Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities
Asset-backed and mortgage-backed securities	$ 4,330	$ (591)	$ (1,990)	$ -	$ 2,717	$ 4,466	$ -
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturity securities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-
							-
Trading fixed maturity securities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign government & agency securities	63,331	(1,250)	-	-	(52,881)	9,200	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturity securities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Short-term investments	-	-	-	-	-	-	-
Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	$ 3,073,001	$(1,086,702)	$ (6,798)	$ 202,683	$ (759,331)	$1,422,853	$ (882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$ 10,151	$ 296,048	$ -	$ 29,413	$ -	$ 335,612	$ 297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Other liabilities
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 436,444	$ 376,650	$ -	$ 29,807	$ -	$ 842,901	$ 437,001

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection Segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option

FASB ASC Topic 825 provides entities the option to measure certain financial assets and financial liabilities at fair value (the “FV Option”) with changes in fair value recognized in earnings each period.  FASB ASC Topic 825 also permits the FV Option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  As of January 1, 2008, the Company elected to apply the provisions of FASB ASC Topic 825 for fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and were reclassified as trading fixed maturity securities, on January 1, 2008.

The Company adopted the FV Option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the consolidated statements of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the consolidated statements of operations, due to the election of the FV Option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV Option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

Effective January 1, 2008, in accordance with FASB ASC Topic 825 and FASB ASC Topic 230 “Statement of Cash Flows,” the Company changed the presentation of purchases and sales of its fixed maturity securities designated as trading in the statement of cash flows to be in line with the nature and purpose for which those securities were acquired, which was to not sell them in the near-term.  Purchases and sales of these securities are reported gross in the investing activities section of the consolidated statements of cash flows.

Investment income for both trading and available-for-sale fixed maturity securities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income (loss) in the consolidated statements of operations.

As a result of the adoption of FASB ASC Topic 825, the Company recorded an increase to opening accumulated other comprehensive loss and a decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

6. NET REALIZED INVESTMENT (LOSSES) GAINS

Net realized investment (losses) gains on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities	$ 2,912	$ 2,162	$ (4,107)
Equity securities	-	-	395
Mortgage and other loans	(43,148)	538	780
Real estate	-	431	-
Other invested assets	1,289	175	(32)
Sales of previously impaired assets	2,272	495	10,008

Net realized investment (losses) gains from continuing operations	$ (36,675)	$ 3,801	$ 7,044
Net realized investment gains from discontinued operations	$ -	$ 178	$ -

7. NET INVESTMENT INCOME (LOSS)

Net investment income (loss) by asset class consisted of the following for the years ended December 31:

	2009	2008	2007

Fixed maturity securities – Interest and other income	$ 822,599	$ 859,252	$ 989,619
Fixed maturity securities – Change in fair value and net realized gains (losses) on trading securities	1,736,975	(2,958,739)	(85,721)
Mortgages and other loans	121,531	134,279	153,224
Real estate	7,735	8,575	9,347
Policy loans	44,862	44,601	43,708
Income ceded under funds withheld reinsurance agreements	(139,168)	(63,513)	(78,246)
Other	3,948	23,841	44,450
Gross investment income (loss)	2,598,482	(1,951,704)	1,076,381
Less: Investment expenses	16,175	18,664	15,896
Net investment income (loss) from continuing operations	2,582,307	$ (1,970,368)	$ 1,060,485
Net investment loss from discontinued operations	$ (24,956)	$ (180,533)	$ (38,107)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.  The ceded investment income relates to the funds withheld reinsurance agreement between the Company and certain affiliates and is further described in Note 9, in the section pertaining to the Individual Protection Segment.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC Topic 825 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2009		2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,804,208	$ 1,804,208	$ 1,024,668	$ 1,024,668
Fixed maturity securities	12,306,038	12,306,038	12,436,166	12,436,166
Short-term investments (Note 1)	1,267,311	1,267,311	599,481	599,481
Mortgage loans	1,911,961	1,937,199	2,083,003	2,083,089
Derivative instruments –receivables	259,227	259,277	727,103	727,103
Policy loans	722,590	837,029	729,407	768,658
Other invested assets	20,448	20,448	179,945	179,945
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,104,892	13,745,774	14,292,665	13,256,964
Derivative instruments – payables	572,910	572,910	1,494,341	1,494,341
Long-term debt to affiliates	883,000	883,000	1,998,000	1,998,000
Other liabilities	60,037	60,037	87,534	87,534
Separate accounts	23,326,323	23,326,323	20,531,724	20,531,724

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash, cash equivalents and short-term investments: The carrying value for cash, cash equivalents and short-term investments approximates fair values due to the short-term nature and liquidity of the balances.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturity securities: The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMO, RMBS, CMBS and ABS, are priced using a fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company’s CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMO and ABS are priced using models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS, CMBS and CMO.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company also uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. The counterparty or the Company’s credit spreads from bond yields are used where no observable credit default swap spreads are available.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also takes into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets:  This financial instrument primarily consists of equity securities for which the fair value is based on quoted market prices. Other invested assets primarily included certain cash instruments and fixed maturity securities, which were purchased using cash collateral related to a securities lending program in which the Company participated prior to December 31, 2009.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending program is as explained in the fair value of fixed maturity securities above.  At December 31, 2008, the Company recorded the collateral investment at fair value in the consolidated balance sheets in other invested assets.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2009	2008	2007

Premiums and annuity considerations:
Direct	$86,671	$67,938	$62,645
Assumed	52,856	58,961	50,986
Ceded	(5,281)	(4,166)	(3,015)
Net premiums and annuity considerations from continuing operations	$134,246	$122,733	$110,616
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Fee and other income:
Direct	$581,868	$608,066	$598,277
Assumed	-	-	-
Ceded	(196,032)	(158,075)	(123,723)
Net fee and other income from continuing operations	$385,836	$449,991	$474,554
Net fee and other income related to discontinued operations	$(49,947)	$114,762	$5,350

Interest credited:
Direct	$472,275	$601,435	$693,665
Assumed	7,801	8,484	9,580
Ceded	(94,308)	(78,643)	(77,917)
Net interest credited from continuing operations	$385,768	$531,276	$625,328
Net interest credited related to discontinued operations	$34,216	$30,350	$4,495

Policyowner benefits:
Direct	$265,021	$482,737	$260,008
Assumed	38,313	42,662	27,985
Ceded	(192,895)	(134,306)	(60,953)
Net policyowner benefits from continuing operations	$110,439	$391,093	$227,040
Net policyowner benefits related to discontinued operations	$13,267	$52,424	$2,445

Other operating expenses:
Direct	$282,502	$268,253	$274,669
Assumed	6,129	5,386	4,583
Ceded	(40,475)	(11,820)	(2,483)
Net other operating expenses from continuing operations	$248,156	$261,819	$276,769
Net other operating expenses related to discontinued operations	$10,436	$27,527	$7,046

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company’s business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively.  This entire block of business is reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$1,540,697	$1,560,946
Other assets	-	38,998

Liabilities Contractholder deposit funds and other policy liabilities	1,493,145	1,428,331
Future contract and policy benefits	2,104	-
Reinsurance payable	1,603,711	1,509,989

The funds withheld assets of $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $10.6 million and $130.6 million at December 31, 2009 and 2008, respectively.  The significant decline in the fair value of the funds withheld assets during the year ended December 31, 2008 increased the fair value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheets.  The recovery in the fair value of funds withheld assets during the year ended December 31, 2009 decreased the fair value of the embedded derivative.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(120.0) million and $130.6 million for the years ended December 31, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $126.6 million, $60.3 million and $78.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.  The Company also reduced interest credited by $73.9 million, $74.8 million and $74.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.  In addition, the Company increased net investment income, relating to an experience rate refund under the reinsurance agreement with SLOC, by $5.2 million, $5.3 million and $8.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection Segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

December 31,
2009
Assets Reinsurance receivable	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	466,899
Reinsurance payable	430,528

At December 31, 2009, reinsurance payable includes a funds withheld liability and a deferred gain of $307.8 million and $118.9 million, respectively.  The funds withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $26.3 million at December 31, 2009 and resulted in a decrease of derivative income by $26.3 million for the year ended December 31, 2009.  The reinsurance agreement decreased revenues by approximately $43.8 million and decreased expenses by $38.4 million for the year ended December 31, 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

As a result of the Company’s disposition of Sun Life Vermont at December 31, 2009, as described in Notes 1 and 2, Sun Life Vermont’s balance sheet is no longer included in the Company’s consolidated balance sheet as of December 31, 2009.  At its inception in November 2007, Sun Life Vermont entered into a reinsurance agreement with SLOC.  Pursuant to this reinsurance agreement, Sun Life Vermont has funded AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont reinsures, on a coinsurance basis, a 100% quota share of SLOC’s risk on the UL policies covered under the reinsurance agreement.  Sun Life Vermont’s obligations are secured in part through a reinsurance trust and in part on a funds-withheld basis.  Pursuant to this agreement, Sun Life Vermont held the following assets and liabilities which were consolidated by the Company at December 31, 2008.

2008
Assets Deferred policy acquisition costs	$73,958
Reinsurance receivable	1,125,408

Liabilities Contractholder deposit funds and other policy liabilities	813,387
Future contract and policy benefits	73,058
Other liabilities	21,529

The funds withheld assets are comprised of bonds, mortgage loans, derivatives, and cash and cash equivalents that are held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to Sun Life Vermont.  Prior to December 31, 2009, the funds withheld assets were reported as reinsurance receivable in the Company’s consolidated balance sheets.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million at December 31, 2008.

The reinsurance agreement (decreased) increased revenues by $(142.8) million, $321.2 million and $29.7 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $23.9 million, $134.0 million and $14.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.  Revenues and expenses related to this reinsurance agreement are included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2009	2008
Assets Reinsurance receivables	$103,802	$77,628
Other assets	-	2,676

Liabilities Contractholder deposit funds and other policy liabilities	84,606	63,210
Future contract and policy benefits	10,518	3,162
Reinsurance payable	182,000	140,832
Other liabilities	-	1,057

Reinsurance payable includes a funds withheld liability of $128.4 million and $89.4 million at December 31, 2009 and 2008, respectively; and a deferred gain of $50.3 million and $51.4 million at December 31, 2009 and 2008, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $0.7 million and $12.0 million at December 31, 2009 and 2008, respectively, and (decreased) increased derivative income by $(11.3) million and $12.0 million for the years ended December 31, 2009 and 2008, respectively.

In addition, the activities related to the reinsurance agreement have decreased revenues by $29.0 million and $9.7 million, and decreased expenses by $20.9 million and $11.5 million for the years ended December 31, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $173.9 million and $145.4 million and, also reduced expenses by approximately $168.5 million and $128.3 million for the years ended December 31, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2009 and 2008, SLNY held policyholder liabilities of $30.3 million and $32.8 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $52.9 million, $59.0 million and $51.0 million for the years ended December 31, 2009, 2008 and 2007, respectively, and increased expenses by $44.3 million, $48.6 million and $34.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive loss related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans and under the administrative services agreement with Sun Life Services the annual cost of these benefits will be charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229
Effect of eliminating early measurement date	-	1,982	-	705
Service cost	2,597	3,520	1,754	1,616
Interest cost	17,434	16,617	3,218	3,332
Actuarial loss (gain)	17,861	(3,424)	2,344	(6,729)
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Plan amendments	-	-	(803)	-
Federal subsidy	-	-	121	225
Transfer to Sun Life Services	(297,728)	-	(53,651)	-
Projected benefit obligation at end of year	$ -	$ 270,902	$ -	$ 49,112

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ 291,824	$ -	$ -
Effect of eliminating early measurement date	-	1,981	-	-
Employer contributions	6,500	-	2,095	2,266
Other	1,547	350	-	-
Actual return on plan assets	49,375	(88,094)	-	-
Benefits paid	(11,066)	(10,550)	(2,095)	(2,266)
Transfer to Sun Life Services	(241,867)	-	-	-
Fair value of plan assets at end of year	$ -	$ 195,511	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Information on the funded status of the plan:
Funded status	$ -	$ (75,391)	$ -	$ (49,112)
Accrued benefit cost	$ -	$ (75,391)	$ -	$ (49,112)

The Company’s accumulated benefit obligation for the Pension Plans at December 31, 2008 was $263.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 4,108	$ 1,754	$ 1,616	$ 1,234
Interest cost	17,434	16,617	15,754	3,218	3,332	2,915
Expected return on plan assets	(15,111)	(22,972)	(21,874)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	337	(529)	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	(107)	382	916	912
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 4,825	$ 5,335	$ 4,532

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ (3,875)	$ 3,926	$ 4,638	$ 3,910

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ (20,287)	$ 2,344	$ (6,729)	$ 279
Net actuarial (loss) gain recognized during the year	(2,782)	792	107	(382)	(916)	(912)
Prior service cost arising during the year	-	-	1,302	(803)	-	-
Prior service cost recognized during the year	(337)	(337)	(337)	529	529	529
Transition asset recognized during the year	2,093	2,093	2,093	-	-	-
Transition asset arising during the year	-	-	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	(17,122)	1,688	(7,116)	(104)
Tax effect	6,100	(38,566)	5,993	(591)	2,491	36
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ (11,129)	$ 1,097	$ (4,625)	$ (68)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ (13,648)	$ 3,648	$ (1,610)	$ 2,474

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.10%	6.5%	6.35%	6.10%	6.5%	6.35%
Rate of compensation increase	3.75%	3.75%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Expected long term return on plan assets	7.75%	8.0%	8.25%	n/a	n/a	n/a
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

10. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire. Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, Sun Life Services also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million, $18.1 million and $16.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit):
Current	$40,092	$(117,496)	$43,695
Deferred	295,557	(698,447)	(72,390)

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2009	2008	2007

Expected federal income tax expense (benefit)	$424,261	$(1,029,506)	$(4,430)
Low income housing tax credits	(3,880)	(4,016)	(5,490)
Separate account dividends received deduction	(16,232)	(18,144)	(11,988)
Prior year adjustments/settlements	1,320	(7,279)	932
Valuation allowance-capital losses	(69,670)	69,670	-
Goodwill impairment	-	176,886	-
Adjustments to tax contingency reserves	1,605	(932)	(6,375)
Other items	(1,949)	(2,628)	(1,775)

Federal income tax expense (benefit)	335,455	(815,949)	(29,126)
State income tax expense	194	6	431

Total income tax expense (benefit) related to continuing operations	$335,649	$(815,943)	$(28,695)
Total income tax expense (benefit) related to discontinued operations	$40,690	$(43,040)	$4,837

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2009	2008
Deferred tax assets:
Actuarial liabilities	$ 369,555	$ 194,253
Tax loss carryforwards	240,035	98,958
Investments, net	354,208	1,331,665
Other	131,501	80,233
Gross deferred tax assets	1,095,299	1,705,109
Valuation allowance	-	(79,963)
Total deferred tax assets	1,095,299	1,625,146

Deferred tax liabilities:
Deferred policy acquisition costs	(545,535)	(768,301)
Total deferred tax liabilities	(545,535)	(768,301)

Net deferred tax asset	$ 549,764	$ 856,845

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

The Company’s net deferred tax asset of $549.8 million at December 31, 2009 is comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax assets are primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

In the year ended December 31, 2008, the Company established a $79.9 million valuation allowance for deferred tax assets that do not meet the more likely than not realization criteria.  The valuation allowance related to certain deferred tax assets that arose from investment impairment losses. The Company released the cumulative recorded valuation allowance of $79.9 million during the year ended December 31, 2009, because the Company believes that it is more likely than not that the deferred tax assets related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized investment losses, the Company believes that it is more likely than not that the related deferred tax assets will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.  Upon adoption of ASC Topic 740, the Company recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTB’s”) and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.

The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $42.0 million, $50.7 million and $63.0 million at December 31, 2009, 2008 and 2007, respectively.  Of the $42.0 million, $7.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, the Company reclassified $67.8 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2009.

The net (decrease) increase in the tax liability for UTBs of $(8.7) million, $(12.4) million and $8.9 million in the years ended December 31, 2009, 2008 and 2007, respectively, resulted from the following:

	2009	2008	2007
Balance at January 1	$50,679	$ 63,043	$ 54,086
Gross increases related to tax positions in prior years	7,950	111,473	20,717
Gross decreases related to tax positions in prior years	(16,640)	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-	-
Settlements	-	(33,065)	-
Close of tax examinations/statutes of limitations	-	-	-

Balance at December 31	$41,989	$ 50,679	$ 63,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

11. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2009, 2008 and 2007, the Company recognized ($9.0) million, $3.4 million and $2.0 million, respectively, in gross interest (income) expense related to UTBs.  The Company had approximately $4.8 million and $13.8 million of interest accrued at December 31, 2009 and 2008, respectively.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest, which was assigned to Appeals in 2009.  Appeals has not yet taken any action on the case. The Company is currently under audit for the 2005 and 2006 tax years. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2009 as the Company did for the years ended December 31, 2008 and 2007. The Company’s subsidiaries were included as part of the consolidation for the year ended December 31, 2008.  For the year ended December 31, 2007, SLNY filed a stand-alone federal income tax return.

Effective December 31, 2009 the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont, to the Parent.  Sun Life Vermont will continue to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made income tax payments of $21.1 million in 2009 and received income tax refunds of $113.2 million and $16.3 million in 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

12. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2009	2008	2007

Balance at January 1	$71,316	$74,878	$36,689
Less: reinsurance recoverable	(5,347)	(5,921)	(5,906)
Net balance at January 1	65,969	68,957	30,783
Incurred related to:
Current year	86,905	79,725	96,377
Prior years	(5,817)	(6,557)	(1,805)
Total incurred	81,088	73,168	94,572
Paid losses related to:
Current year	(58,598)	(53,615)	(47,531)
Prior years	(21,216)	(22,541)	(8,867)
Total paid	(79,814)	(76,156)	(56,398)

Balance at December 31	72,953	71,316	74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at December 31	$67,243	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $5.8 million, $6.6 million and $1.8 million in 2009, 2008 and 2007, respectively.  The decreases in liabilities during 2009 and 2008 were driven by better than expected loss experience in both group life and group disability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$39,673	$4,817	$44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$201,648	$18,773	$220,421

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

13. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $250.5 million and $694.2 million at December 31, 2009 and 2008, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The following roll-forward summarizes the change in DAC for the years ended December 31:

	2009	2008
Balance at January 1	$2,862,401	$1,603,397
Acquisition costs deferred related to continuing operations	398,880	282,409
Amortized to expense of continuing operations during the year	(1,013,681)	917,621
Adjustments related to discontinued operations	(73,958)	58,974
Balance at December 31	$2,173,642	$2,862,401

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  In addition, the Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2009.  The Company wrote down DAC by $326.9 million as a result of loss recognition related to certain annuity products for the year ended December 31, 2009.  The charge for loss recognition is included in DAC amortization expense and allocated to the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2009	2008
Balance at January 1	$179,825	$51,806
Amortized to expense during the year	(10,980)	128,019
Balance at December 31	$168,845	$179,825

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company has decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009. The impairment change is included in amortization expense and allocated in the Group Protection Segment.

See Note 1 for information regarding the amortization methodologies related to VOBA and VOCRA.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009, related to the Company’s trading securities.

(2)	SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
(1)
SLUS’ and SLNY’s net investment (loss) income includes a decrease in market value of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	24,991	-	1,060,485
Net derivative loss	(185,682)	(3,967)	(1)	-	(189,650)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	5,722	1,336	(14)	-	7,044
Other-than-temporary impairment losses	(63,269)	(4,823)	-	-	(68,092)
Fee and other income	445,248	26,648	2,658	-	474,554
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	53,212	-	1,420,535

Benefits and Expenses

Interest credited	571,309	51,390	2,629	-	625,328
Interest expense	75,052	74	17,764	-	92,890
Policyowner benefits	155,903	69,309	1,828	-	227,040
Amortization DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Other operating expenses	238,810	37,061	898	-	276,769
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	48,697	-	1,433,192

(Loss) income before income tax (benefit) expense	(48,206)	31,034	4,515	-	(12,657)

Income tax (benefit) expense	(40,222)	10,231	1,296	-	(28,695)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income from continuing operations	25,022	20,803	5,030	(34,817)	16,038

Income from discontinued operations, net of tax	-	-	8,984	-	8,984

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)	SLUS’ net investment income includes a decrease in market value of $89.2 million for the year ended December 31, 2007 related to the Company’s trading securities.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Short-term investments	1,208,320	58,991	-	-	1,267,311
Investment in subsidiaries	518,560	-	-	(518,560)	-
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturity securities, at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Short-term investments	468,818	115,969	14,694	-	599,481
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	733,518	261,989	29,161	-	1,024,668
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Investment in subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	411	-	40,854
Amortization of DAC, VOBA and VOCRA	165,666	19,921	-	-	185,587
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	-	-	128,260
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Net decrease in fair value of trading investments	89,159	-	-	-	89,159
Net realized gains on trading investments	(3,438)	-	-	-	(3,438)
Undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	2,629	-	625,328
Deferred federal income taxes	(114,110)	290	128	-	(113,692)
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	2	-	(361,114)
Accrued investment income	(2,591)	(120)	8,524	-	5,813
Net reinsurance receivable/payable	127,619	59	553,749	-	681,427
Future contract and policy benefits	3,184	39,436	238	-	42,858
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	2,785	-	(114,640)
Adjustment related to discontinued operations	-	-	(501,909)	-	(501,909)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturity securities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturity securities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturity securities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total expenditures	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income taxes	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	16,396,394	6,929,928	-	-	23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total expenditures	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

17. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,087,817	$144,332	$97,657	$90,729	$1,420,535
Total expenditures	1,139,538	121,960	93,950	77,744	1,433,192
(Loss) income from continuing operations before income tax (benefit) expense	(51,721)	22,372	3,707	12,985	(12,657)

(Loss) income from continuing operations	(19,734)	14,681	2,409	18,682	16,038

Income from discontinued operations, net of tax	-	8,984	-	-	8,984

Net (loss) income	$(19,734)	$23,665	$2,409	$18,682	$25,022

Separate account asset	17,529,855	7,466,748	-	-	24,996,603
General account assets	22,325,922	3,300,369	121,096	1,062,777	26,810,164
Total assets	$39,855,777	$10,767,117	$121,096	$1,062,777	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2009 and 2007, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2009	2008	2007

Statutory capital and surplus	$ 2,037,661	$ 1,949,215	$ 1,790,457
Statutory net loss	$ (23,879)	$ (1,431,516)	$ (913,114)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $357.2 million in 2010 without prior approval from the Delaware Commissioner of Insurance.

In 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However, the Company distributed its subsidiary, Sun Life Vermont, in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $23.0 million in 2010 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2009, 2008 or 2007.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $3.6 million in 2010 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2009, 2008 or 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive income (loss) as of December 31, were as follows:

	2009	2008	2007
Unrealized gains (losses) on available-for-sale securities	$67,970	$(111,099)	$(317,402)
Changes in reserves due to unrealized losses on available-for-sale securities	-	-	(26,702)
Unrealized (losses) gains on pension and other postretirement plan adjustments	-	(88,721)	14,894
Changes in DAC due to unrealized losses on available-for-sale securities	-	-	189,687
Changes due to non-credit OTTI losses on available-for-sale securities	(13,748)	-	-
Tax effect and other	(18,978)	69,936	47,120

Accumulated other comprehensive income (loss)	$35,244	$(129,884)	$(92,403)

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2009 and 2008, the financial statements reflect benefits of $15.5 million and $24.5 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2009, 2008 and 2007

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2009, minimum future lease payments under such leases were as follows:

2010	$330
2011	54
2012	-
Total	$384

Total rental expense for the years ended December 31, 2009, 2008 and 2007 was $6.9 million, $8.2 million and $9.4 million, respectively.

22. SUBSEQUENT EVENTS

On February 25, 2010, the Company received a $400 million capital contribution from the Parent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, BlackRock Global Allocation V.I. 3 Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class A Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account, Columbia Marsico Growth Fund, Variable Series Class A Sub-Account, Columbia Marsico Growth Fund, Variable Series Class B Sub-Account, Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account, Columbia Small Cap Value Fund, Variable Series Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Macro 100 Sub-Account, Huntington VA Mid Corp America Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA New Economy Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - All Value Portfolio VC Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account, MFS Massachusetts Investors Trust (Class A) Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Growth Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio (Service Class) Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Total Return Portfolio I Class Sub-Account, MFS VIT II Global Total Return Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio S Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT Commodity RealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, SC AIM Small Cap Growth (Service Class) Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock Inflation Protected Bond (Service Class) Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Dreman Small Cap Value (Service Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account, SC Ibbotson Balanced (Service Class) Sub-Account, SC Ibbotson Growth (Service Class) Sub-Account, SC Ibbotson Moderate (Service Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC Oppenheimer Large Cap Core Fund (Service Class) Sub-Account, SC Oppenheimer Main Street Small Cap Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Universal Institutional Funds Equity and Income Portfolio Class II Sub-Account, Universal Institutional Funds Mid Cap Growth Portfolio Class II Sub-Account, Universal Institutional Funds US Mid Cap Value Portfolio Class II Sub-Account, Van Kampen LIT Comstock Portfolio (Class II) Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account, Lord Abbett Series Fund - Growth and Income Portfolio VC Sub-Account, Lord Abbett Series Fund - Mid Cap Value Portfolio VC Sub-Account, MFS VIT II Capital Appreciation Portfolio I Class Sub-Account, MFS VIT II Capital Appreciation Portfolio S Class Sub-Account, MFS Strategic Value Portfolio S Class Sub-Account, MFS VIT II Mid Cap Value Portfolio S Class Sub-Account, and PIMCO VIT Low Duration Portfolio (Admin) Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2009, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2009, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 23, 2010

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	3,973,938	$ 36,736,025	$ 42,044,269
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	475,724	6,877,567	7,854,209
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	5,696,099	69,803,998	82,821,276
BlackRock Global Allocation V.I. 3 Sub-Account (9XX)	31,146,808	383,267,828	417,990,165
Columbia Marsico 21st Century Fund, Variable Series Class A Sub-Account (NMT)	4,607	56,400	47,363
Columbia Marsico 21st Century Fund, Variable Series Class B Sub-Account (MCC)	13,263,186	143,166,250	135,549,761
Columbia Marsico Growth Fund, Variable Series Class A Sub-Account (NNG)	6,722	117,959	113,666
Columbia Marsico Growth Fund, Variable Series Class B Sub-Account (CMG)	1,349,166	21,969,245	22,841,383
Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account (NMI)	948,530	12,901,872	13,421,698
Columbia Small Cap Value Fund, Variable Series Class B Sub-Account (CSC)	711	11,653	9,933
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	3,298,458	39,078,078	43,671,580
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	9,343,137	155,923,693	189,572,250
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	859,141	8,125,227	8,368,031
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	2,795,775	28,829,091	27,230,849
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	4,372,000	45,374,410	41,446,559
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	5,882,754	166,877,126	147,657,131
First Eagle Overseas Variable Fund Sub-Account (SGI)	13,565,396	327,829,953	334,387,011
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	8,460,008	55,092,768	60,404,458
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	5,813,334	81,811,949	82,084,273
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)	2,755,514	38,142,453	35,187,913
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	1,750,103	19,797,609	21,088,738
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	17,073,108	256,576,201	248,925,915
Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account (TDM)	6,112,546	63,074,562	59,780,700
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	21,977,308	340,251,924	295,594,787
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	3,257,245	41,189,613	33,875,343
Huntington VA Balanced Fund Sub-Account (HBF)	246,039	2,861,829	2,957,383
Huntington VA Dividend Capture Sub-Account (HVD)	294619	2216525	2613269
Huntington VA Growth Sub-Account (HVG)	65,023	463,907	462,965
Huntington VA Income Equity Sub-Account (HVI)	113,655	787,148	908,107
Huntington VA International Equity Sub-Account (HVE)	220,004	2,565,433	2,952,460

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Huntington VA Macro 100 Sub-Account (HVM)	4,725	$ 33,238	$ 37,661
Huntington VA Mid Corp America Sub-Account (HVC)	73,967	942,851	1,070,309
Huntington VA Mortgage Securities Sub-Account (HVS)	84,273	933,030	943,853
Huntington VA New Economy Sub-Account (HVN)	30,416	313,310	332,142
Huntington VA Real Strategies Fund Sub-Account (HRS)	112,804	787,179	861,819
Huntington VA Rotating Markets Sub-Account (HVR)	55,278	512,042	578,764
Huntington VA Situs Fund Sub-Account (HSS)	213,533	2,121,072	2,481,257
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	2,031,204	31,545,228	39,060,057
Lord Abbett Series Fund - All Value Portfolio VC Sub-Account (LAV)	2,897,633	40,878,256	43,116,785
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	3,623,029	50,260,402	52,099,151
MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account (MIS)	38,726,923	378,671,318	392,303,732
MFS Massachusetts Investors Trust (Class A) Sub-Account (MIT)	11,894,537	332,354,853	331,143,911
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	6,593,779	192,276,780	182,383,939
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	8,352,214	87,014,352	90,538,000
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	8,541,394	85,653,676	91,905,397
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	8,743,971	140,095,007	107,288,528
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	2,666,260	33,659,497	32,501,704
MFS VIT II Emerging Growth Portfolio S Class Sub-Account (MFF)	663,110	10,916,683	12,532,785
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	3,212,429	59,838,750	46,708,719
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	1,558,389	21,664,089	22,378,471
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	2,766,035	30,198,881	29,319,975
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	338,163	3,580,086	3,543,953
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	4,916,211	58,357,724	72,022,494
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	337,008	4,496,642	4,913,578
MFS VIT II Global Research Portfolio (Service Class) Sub-Account (RE1)	1,004,672	15,820,837	17,260,273
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	8,334,341	133,965,717	144,100,752
MFS VIT II Global Total Return Portfolio I Class Sub-Account (GTR)	6,617,878	103,710,111	89,738,424
MFS VIT II Global Total Return Portfolio S Class Sub-Account (GT2)	829,531	12,896,249	11,165,485
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	15,373,082	195,094,660	202,002,295
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	28,680,622	364,653,979	374,568,928
MFS VIT II Growth Portfolio Sub-Account (EGS)	7,349,571	119,613,206	141,185,262
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	17,853,302	104,368,176	101,228,222
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	17,056,888	92,077,047	95,859,713
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	5,707,759	85,397,009	69,235,117
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	2,055,930	26,655,979	24,794,514
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	4,074,057	72,243,672	59,114,568
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	12,808,438	209,273,589	184,185,339
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	7,209,831	71,953,243	72,530,898
MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account (MCS)	4,365,161	24,177,816	20,297,998

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	3,418,303	$ 16,656,476	$ 15,621,646
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	143,503,776	143,503,776	143,503,776
MFS VIT II Money Market Portfolio S Class Sub-Account (MM1)	180,850,859	180,850,859	180,850,859
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	4,456,016	58,548,296	60,780,051
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	6,460,916	82,848,037	85,994,787
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	3,531,648	61,413,233	44,286,867
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	9,559,182	151,452,442	118,438,270
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	4,083,194	39,087,648	38,627,015
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	1,186,945	11,259,578	11,157,282
MFS VIT II Technology Portfolio I Class Sub-Account (TEC)	2,563,793	13,226,712	14,536,706
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	320,050	1,555,162	1,773,079
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	34,257,985	601,582,219	536,480,046
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	47,884,678	838,693,132	743,170,209
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	8,846,959	162,321,936	173,488,860
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	5,231,257	109,806,092	101,643,320
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	9,954,823	156,154,979	125,828,962
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	17,259,579	226,756,241	216,435,120
Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account (OBV)	1,265,537	11,901,307	12,895,821
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	762,748	27,869,580	27,947,098
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	1,153,947	33,695,395	30,325,737
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	27,419,758	572,074,431	494,652,430
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (OMS)	759,906	12,148,992	10,851,459
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	400,816	4,329,798	4,188,531
PIMCO VIT Commodity RealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	7,052,455	64,321,196	60,651,115
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	1,275,688	15,906,986	16,175,720
PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account (6TT)	1,872,812	22,011,337	22,080,454
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	9,946,257	123,299,031	123,731,443
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	37,608,125	396,633,977	406,919,911
SC AIM Small Cap Growth (Service Class) Sub-Account (1XX)	616,292	5,311,357	5,885,588
SC AllianceBernstein International Value (Service Class) Sub-Account (3XX)	161,509	1,472,359	1,584,405
SC BlackRock Inflation Protected Bond (Service Class) Sub-Account (5XX)	7,182,698	73,121,946	74,125,443
SC Davis Venture Value Fund (Service Class) Sub-Account (SVV)	20,371,038	188,439,709	218,377,528
SC Dreman Small Cap Value (Service Class) Sub-Account (2XX)	624,403	5,286,590	6,287,736
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	8,180,007	48,592,653	64,867,453
SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account (S13)	2,225,286	16,280,223	17,646,515
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	65,537,643	665,388,056	670,450,087
SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account (S15)	9,874,653	99,569,466	101,017,700
SC Ibbotson Balanced (Service Class) Sub-Account (7XX)	47,582,389	466,163,713	532,922,757
SC Ibbotson Growth (Service Class) Sub-Account (8XX)	37,424,817	363,211,543	420,654,948

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
SC Ibbotson Moderate (Service Class) Sub-Account (6XX)	31,643,712	$ 308,078,346	$ 346,182,206
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	50,115,595	283,490,195	376,869,273
SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account (S12)	1,152,889	8,339,834	8,658,196
SC Oppenheimer Large Cap Core Fund (Service Class) Sub-Account (SSA)	1,315,140	10,952,211	10,849,906
SC Oppenheimer Main Street Small Cap Fund (Service Class) Sub-Account (VSC)	12,148,842	115,962,057	126,955,401
SC PIMCO High Yield Fund (Service Class) Sub-Account (S14)	2,444,512	20,605,833	23,125,087
SC PIMCO Total Return (Service Class) Sub-Account (4XX)	20,425,360	221,164,460	225,495,970
SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account (S16)	3,184,283	40,107,339	38,434,290
SC WMC Large Cap Growth Fund (Service Class) Sub-Account (LGF)	429,353	3,381,918	3,477,756
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	573,655	6,038,163	6,442,142
Sun Capital Global Real Estate Fund (Service Class) Sub-Account (SRE)	10,559,270	117,146,380	129,351,057
Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account (IGB)	6,587,443	58,350,389	60,077,481
Sun Capital Money Market Fund (Service Class) Sub-Account (CMM)	110,644,733	110,644,733	110,644,733
Universal Institutional Funds Equity and Income Portfolio Class II Sub-Account (VKU)	1,580,055	18,130,503	20,224,707
Universal Institutional Funds Mid Cap Growth Portfolio Class II Sub-Account (VKM)	990,011	7,616,248	8,989,304
Universal Institutional Funds US Mid Cap Value Portfolio Class II Sub-Account (VKC)	243,755	2,158,204	2,559,424
Van Kampen LIT Comstock Portfolio (Class II) Sub-Account (VLC)	1,888,244	18,544,579	19,071,269
Wanger Select Fund Sub-Account (WTF)	48,488	917,039	1,117,650
Wanger USA Sub-Account (USC)	1,896	60,130	52,040

Total investments		12,975,219,556	12,984,632,843
Total assets
		$ 12,975,219,556	$ 12,984,632,843
Liabilities:
Payable to Sponsor			$ 5,663,383
Total liabilities			5,663,383
Net Assets			$ 12,978,969,460

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Net Assets:	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

AVB	4,507,053	$ 42,044,269	$ -	$ 42,044,269
AN4	1,011,403	7,854,209	-	7,854,209
IVB	11,674,305	82,821,276	-	82,821,276
9XX	34,904,179	417,990,165	-	417,990,165
NMT	4,383	47,363	-	47,363
MCC	16,190,984	135,530,491	18,062	135,548,553
NNG	11,706	113,666	-	113,666
CMG	2,630,402	22,841,383	-	22,841,383
NMI	1,170,771	13,421,698	-	13,421,698
CSC	954	9,933	-	9,933
FVB	4,620,075	43,671,580	-	43,671,580
FL1	21,371,208	189,572,250	-	189,572,250
F10	790,396	8,368,031	-	8,368,031
F15	2,555,558	27,230,849	-	27,230,849
F20	4,011,350	41,446,559	-	41,446,559
FVM	15,498,708	147,650,304	6,123	147,656,427
SGI	33,258,686	334,371,787	14,362	334,386,149
S17	6,700,721	60,404,458	-	60,404,458
ISC	8,744,128	82,084,273	-	82,084,273
FVS	2,176,095	35,180,054	6,529	35,186,583
SIC	1,891,057	21,088,738	-	21,088,738
FMS	18,322,036	248,914,857	9,626	248,924,483
TDM	4,245,202	59,778,861	1,594	59,780,455
FTI	17,578,876	295,486,121	100,691	295,586,812
FTG	2,338,559	33,875,343	-	33,875,343
HBF	259,790	2,957,383	-	2,957,383
HVD	300,219	2,613,269	-	2,613,269
HVG	64,711	462,965	-	462,965
HVI	122,312	908,107	-	908,107
HVE	373,724	2,952,460	-	2,952,460
HVM	4,757	37,661	-	37,661
HVC	131,703	1,070,309	-	1,070,309
HVS	89,657	943,853	-	943,853
HVN	52,212	332,142	-	332,142
HRS	134,661	861,819	-	861,819
HVR	75,433	578,764	-	578,764
HSS	320,168	2,481,257	-	2,481,257
LRE	4,250,860	39,060,057	-	39,060,057
LAV	3,386,297	43,116,785	-	43,116,785
LA9	4,131,400	52,081,184	17,055	52,098,239
MIS	43,349,933	389,640,164	2,460,897	392,101,061

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Net Assets (continued):	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

MIT	24,500,355	$ 328,991,006	$ 1,463,818	$ 330,454,824
MFL	14,889,009	182,319,653	59,344	182,378,997
BDS	5,384,987	90,141,721	306,597	90,448,318
MF7	6,662,054	91,900,646	3,519	91,904,165
RGS	9,599,790	106,882,450	293,559	107,176,009
RG1	3,557,338	32,485,602	12,114	32,497,716
MFF	1,079,900	12,532,342	-	12,532,342
EME	1,777,211	46,282,433	293,601	46,576,034
EM1	1,346,721	22,378,471	-	22,378,471
GGS	1,514,184	29,104,354	174,670	29,279,024
GG1	226,268	3,538,773	3,837	3,542,610
GGR	3,839,286	71,451,189	415,770	71,866,959
GG2	340,286	4,905,500	6,710	4,912,210
RE1	1,371,905	17,254,220	4,894	17,259,114
RES	9,405,855	142,949,912	805,945	143,755,857
GTR	4,057,331	88,758,573	627,407	89,385,980
GT2	699,643	11,156,888	7,280	11,164,168
GSS	11,173,460	201,080,818	751,001	201,831,819
MFK	30,492,655	374,339,542	207,740	374,547,282
EGS	12,612,013	140,389,407	595,030	140,984,437
HYS	5,804,644	100,276,973	565,972	100,842,945
MFC	6,543,484	95,782,755	69,476	95,852,231
IGS	4,435,831	68,943,646	213,191	69,156,837
IG1	2,056,727	24,793,740	-	24,793,740
MII	2,987,921	58,676,527	338,133	59,014,660
MI1	20,061,375	184,180,497	4,197	184,184,694
M1B	6,755,552	72,518,468	11,352	72,529,820
MCS	4,857,853	20,247,270	42,681	20,289,951
MC1	2,023,237	15,618,470	2,106	15,620,576
MMS	11,201,129	141,565,962	1,411,673	142,977,635
MM1	17,825,138	180,768,672	75,638	180,844,310
NWD	5,216,357	60,612,324	129,768	60,742,092
M1A	5,942,046	85,949,747	39,302	85,989,049
RIS	3,126,123	44,158,208	138,205	44,296,413
RI1	6,716,956	118,407,404	29,138	118,436,542
SIS	2,519,695	38,414,214	198,345	38,612,559
SI1	785,460	11,145,526	9,641	11,155,167
TEC	3,329,932	14,502,728	28,882	14,531,610
TE1	187,530	1,773,079	-	1,773,079
TRS	25,748,066	531,259,382	3,799,165	535,058,547
MFJ	56,778,902	743,024,233	114,390	743,138,623

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Net Assets (continued):	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

UTS	7,070,735	$ 172,492,238	$ 632,517	$ 173,124,755
MFE	3,827,620	101,625,319	14,452	101,639,771
MVS	8,202,606	125,032,198	721,311	125,753,509
MV1	15,232,380	216,366,546	65,130	216,431,676
OBV	1,891,259	12,895,821	-	12,895,821
OCA	2,138,568	27,939,576	6,303	27,945,879
OGG	2,283,843	30,325,737	-	30,325,737
OMG	40,927,550	494,543,135	101,332	494,644,467
OMS	678,635	10,851,459	-	10,851,459
PRA	380,342	4,188,531	-	4,188,531
PCR	6,636,017	60,651,115	-	60,651,115
PMB	763,094	16,175,720	-	16,175,720
6TT	2,068,926	22,080,454	-	22,080,454
PRR	8,961,667	123,731,443	-	123,731,443
PTR	29,012,388	406,806,201	105,358	406,911,559
1XX	505,244	5,885,588	-	5,885,588
3XX	135,214	1,584,405	-	1,584,405
5XX	6,788,906	74,125,443	-	74,125,443
SVV	26,677,319	218,354,947	21,380	218,376,327
2XX	525,999	6,287,736	-	6,287,736
SGC	7,455,297	64,845,297	19,655	64,864,952
S13	2,035,236	17,646,515	-	17,646,515
SDC	64,647,414	670,320,277	125,812	670,446,089
S15	9,776,996	101,017,700	-	101,017,700
7XX	43,431,451	532,922,757	-	532,922,757
8XX	33,055,520	420,654,948	-	420,654,948
6XX	29,850,497	346,182,096	-	346,182,096
SLC	44,880,071	376,750,267	107,970	376,858,237
S12	1,035,946	8,658,196	-	8,658,196
SSA	1,251,695	10,849,906	-	10,849,906
VSC	15,857,749	126,944,623	9,968	126,954,591
S14	2,122,320	23,125,087	-	23,125,087
4XX	19,960,844	225,495,970	-	225,495,970
S16	4,026,257	38,434,290	-	38,434,290
LGF	455,382	3,477,756	-	3,477,756
SC3	423,229	6,437,704	3,718	6,441,422
SRE	12,079,423	129,327,731	22,092	129,349,823
IGB	5,428,936	60,077,481	-	60,077,481
CMM	10,657,224	110,531,439	105,364	110,636,803
VKU	2,012,655	20,224,707	-	20,224,707

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2009
Net Assets (continued):	Applicable to Owners of Deferred Variable Annuity Contracts		Reserve for Variable	Total
	Units	Value	Annuities	Value

VKM	926,271	$ 8,989,304	$ -	$ 8,989,304
VKC	286,134	2,559,424	-	2,559,424
VLC	2,424,233	19,071,269	-	19,071,269
WTF	93,745	1,117,650	-	1,117,650
USC	5,209	52,040	-	52,040

Total net assets		$ 12,961,018,068	$ 17,951,392	$ 12,978,969,460

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	AVB	AN4	IVB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 203,403	$ 115,200	$ 804,174

Expenses:
Mortality and expense risk charges	(371,743)	(52,499)	(1,163,346)
Distribution and administrative expense charges	(44,609)	(6,300)	(139,602)
Net investment (loss) income	(212,949)	56,401	(498,774)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(666,874)	(378,429)	(21,575,378)
Realized gain distributions	-	-	-
Net realized losses	(666,874)	(378,429)	(21,575,378)

Net change in unrealized appreciation/ depreciation	7,068,727	1,473,997	49,032,651

Net realized and change in unrealized gains	6,401,853	1,095,568	27,457,273

Increase in net assets from operations	$ 6,188,904	$ 1,151,969	$ 26,958,499

	AVW	9XX	NMT
	Sub-Account1	Sub-Account	Sub-Account
Income:
Dividend income	$ 65,973	$ 5,744,650	$ 54

Expenses:
Mortality and expense risk charges	(35,496)	(2,653,114)	(772)
Distribution and administrative expense charges	(4,260)	(318,374)	(93)
Net investment income (loss)	26,217	2,773,162	(811)

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	662,306	868,550	(26,998)
Realized gain distributions	-	-	-
Net realized gains (losses)	662,306	868,550	(26,998)

Net change in unrealized appreciation/ depreciation	418,037	34,323,225	31,619

Net realized and change in unrealized gains	1,080,343	35,191,775	4,621

Increase in net assets from operations	$ 1,106,560	$ 37,964,937	$ 3,810

1 Effective September 25, 2009, Alliance Bernstein VPS Wealth Appreciation Strategy Portfolio B Share Sub-Account (AVW) was liquidated.  Any money still in the fund was moved to CMM Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	MCC	NNG	CMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 780	$ 42,333

Expenses:
Mortality and expense risk charges	(1,837,660)	(1,973)	(257,890)
Distribution and administrative expense charges	(220,519)	(237)	(30,947)
Net investment loss	(2,058,179)	(1,430)	(246,504)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(17,669,909)	(33,989)	(1,118,658)
Realized gain distributions	-	-	-
Net realized losses	(17,669,909)	(33,989)	(1,118,658)

Net change in unrealized appreciation/ depreciation	50,970,680	53,076	5,633,501

Net realized and change in unrealized gains	33,300,771	19,087	4,514,843

Increase in net assets from operations	$ 31,242,592	$ 17,657	$ 4,268,339

	NMI	CSC	FVB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 197,312	$ 80	$ 637,779

Expenses:
Mortality and expense risk charges	(165,603)	(128)	(420,484)
Distribution and administrative expense charges	(19,872)	(15)	(50,458)
Net investment income (loss)	11,837	(63)	166,837

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,384,841)	(777)	(2,318,979)
Realized gain distributions	-	16	83,504
Net realized losses	(4,384,841)	(761)	(2,235,475)

Net change in unrealized appreciation/ depreciation	7,531,739	2,927	11,091,859

Net realized and change in unrealized gains	3,146,898	2,166	8,856,384

Increase in net assets from operations	$ 3,158,735	$ 2,103	$ 9,023,221

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	FL1	F10	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,795,213	$ 290,819	$ 859,305

Expenses:
Mortality and expense risk charges	(1,768,550)	(139,748)	(323,056)
Distribution and administrative expense charges	(212,226)	(16,770)	(38,767)
Net investment (loss) income	(185,563)	134,301	497,482

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(5,515,050)	(1,674,827)	(1,374,516)
Realized gain distributions	45,745	85,387	296,083
Net realized losses	(5,469,305)	(1,589,440)	(1,078,433)

Net change in unrealized appreciation/ depreciation	47,429,043	3,138,024	4,977,256

Net realized and change in unrealized gains	41,959,738	1,548,584	3,898,823

Increase in net assets from operations	$ 41,774,175	$ 1,682,885	$ 4,396,305

	F20	FVM	SGI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,064,967	$ 575,901	$ 1,577,367

Expenses:
Mortality and expense risk charges	(492,768)	(1,844,241)	(3,461,203)
Distribution and administrative expense charges	(59,132)	(221,309)	(415,344)
Net investment income (loss)	513,067	(1,489,649)	(2,299,180)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,356,362)	(17,580,286)	(6,589,637)
Realized gain distributions	404,197	665,337	3,233,604
Net realized losses	(2,952,165)	(16,914,949)	(3,356,033)

Net change in unrealized appreciation/ depreciation	10,209,150	56,017,844	48,872,038

Net realized and change in unrealized gains	7,256,985	39,102,895	45,516,005

Increase in net assets from operations	$ 7,770,052	$ 37,613,246	$ 43,216,825

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	S17	ISC	FVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,374,528	$ 4,874,849	$ 428,069

Expenses:
Mortality and expense risk charges	(736,604)	(925,510)	(406,035)
Distribution and administrative expense charges	(88,392)	(111,061)	(48,724)
Net investment income (loss)	549,532	3,838,278	(26,690)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(2,427,335)	(5,092,022)	(5,029,185)
Realized gain distributions	-	-	1,178,843
Net realized losses	(2,427,335)	(5,092,022)	(3,850,342)

Net change in unrealized appreciation/ depreciation	15,686,794	19,700,868	10,638,877

Net realized and change in unrealized gains	13,259,459	14,608,846	6,788,535

Increase in net assets from operations	$ 13,808,991	$ 18,447,124	$ 6,761,845

	SIC	FMS	TDM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,055,532	$ 4,048,608	$ 2,630,055

Expenses:
Mortality and expense risk charges	(220,893)	(2,695,419)	(839,535)
Distribution and administrative expense charges	(26,507)	(323,450)	(100,744)
Net investment income	808,132	1,029,739	1,689,776

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(397,363)	(6,304,941)	(22,197,543)
Realized gain distributions	-	-	253,942
Net realized losses	(397,363)	(6,304,941)	(21,943,601)

Net change in unrealized appreciation/ depreciation	2,544,737	50,847,249	49,672,127

Net realized and change in unrealized gains	2,147,374	44,542,308	27,728,526

Increase in net assets from operations	$ 2,955,506	$ 45,572,047	$ 29,418,302

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	FTI	FTG	HBF
	Sub-Account	Sub-Account	Sub-Account2
Income:
Dividend income	$ 9,910,343	$ 900,022	$ 467

Expenses:
Mortality and expense risk charges	(4,395,982)	(430,483)	(8,798)
Distribution and administrative expense charges	(527,518)	(51,658)	(1,056)
Net investment income (loss)	4,986,843	417,881	(9,387)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(33,878,107)	(4,739,093)	3,299
Realized gain distributions	12,225,987	-	-
Net realized (losses) gains	(21,652,120)	(4,739,093)	3,299

Net change in unrealized appreciation/ depreciation	104,043,261	11,959,169	95,554

Net realized and change in unrealized gains	82,391,141	7,220,076	98,853

Increase in net assets from operations	$ 87,377,984	$ 7,637,957	$ 89,466

	HVD	HVG	HVI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ -

Expenses:
Mortality and expense risk charges	(22,939)	(4,872)	(9,171)
Distribution and administrative expense charges	(2,753)	(585)	(1,101)
Net investment loss	(25,692)	(5,457)	(10,272)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(162,735)	(29,859)	(63,367)
Realized gain distributions	-	-	-
Net realized losses	(162,735)	(29,859)	(63,367)

Net change in unrealized appreciation/ depreciation	668,322	92,719	246,783

Net realized and change in unrealized gains	505,587	62,860	183,416

Increase in net assets from operations	$ 479,895	$ 57,403	$ 173,144

2 For the period May 4, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	HVE	HVM	HVC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 833	$ -	$ -

Expenses:
Mortality and expense risk charges	(25,782)	(347)	(9,714)
Distribution and administrative expense charges	(3,094)	(42)	(1,166)
Net investment loss	(28,043)	(389)	(10,880)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(145,993)	(834)	(54,692)
Realized gain distributions	-	-	-
Net realized losses	(145,993)	(834)	(54,692)

Net change in unrealized appreciation/ depreciation	728,263	7,660	269,965

Net realized and change in unrealized gains	582,270	6,826	215,273

Increase in net assets from operations	$ 554,227	$ 6,437	$ 204,393

	HVS	HVN	HRS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ -

Expenses:
Mortality and expense risk charges	(4,887)	(3,479)	(6,039)
Distribution and administrative expense charges	(586)	(418)	(725)
Net investment loss	(5,473)	(3,897)	(6,764)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(968)	(25,717)	(32,427)
Realized gain distributions	-	-	-
Net realized losses	(968)	(25,717)	(32,427)

Net change in unrealized appreciation/ depreciation	17,405	98,059	151,288

Net realized and change in unrealized gains	16,437	72,342	118,861

Increase in net assets from operations	$ 10,964	$ 68,445	$ 112,097

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	HVR	HSS	LRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 894,901

Expenses:
Mortality and expense risk charges	(4,430)	(19,903)	(374,453)
Distribution and administrative expense charges	(532)	(2,388)	(44,934)
Net investment (loss) income	(4,962)	(22,291)	475,514

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(22,528)	(85,780)	(4,032,518)
Realized gain distributions	-	-	-
Net realized losses	(22,528)	(85,780)	(4,032,518)

Net change in unrealized appreciation/ depreciation	115,859	546,951	15,933,010

Net realized and change in unrealized gains	93,331	461,171	11,900,492

Increase in net assets from operations	$ 88,369	$ 438,880	$ 12,376,006

	LAV	LA1	LA9
	Sub-Account	Sub-Account3	Sub-Account
Income:
Dividend income	$ 66,535	$ -	$ -

Expenses:
Mortality and expense risk charges	(552,764)	(681,380)	(693,482)
Distribution and administrative expense charges	(66,332)	(81,765)	(83,218)
Net investment loss	(552,561)	(763,145)	(776,700)

Net realized and change in unrealized gains (losses):
Net realized losses on sale of shares	(2,407,535)	(290,500,683)	(3,375,614)
Realized gain distributions	-	-	-
Net realized losses	(2,407,535)	(290,500,683)	(3,375,614)

Net change in unrealized appreciation/ depreciation	11,407,485	211,645,917	19,894,899

Net realized and change in unrealized gains (losses)	8,999,950	(78,854,766)	16,519,285

Increase (decrease) in net assets from operations	$ 8,447,389	$ (79,617,911)	$ 15,742,585

3 Effective February 23, 2009, Lord Abbett Series Fund - Growth and Income Portfolio VC Sub-Account (LA1) was closed and merged into SLC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	LA2	MIS	MIT
	Sub-Account4	Sub-Account5	Sub-Account
Income:
Dividend income	$ -	$ 1,275,267	$ 7,104,633

Expenses:
Mortality and expense risk charges	(116,530)	(2,035,498)	(3,812,584)
Distribution and administrative expense charges	(13,984)	(244,260)	(457,510)
Net investment (loss) income	(130,514)	(1,004,491)	2,834,539

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(56,845,371)	(7,856,841)	(20,383,794)
Realized gain distributions	-	-	-
Net realized losses	(56,845,371)	(7,856,841)	(20,383,794)

Net change in unrealized appreciation/ depreciation	48,638,323	59,469,252	82,132,967

Net realized and change in unrealized (losses) gains	(8,207,048)	51,612,411	61,749,173

(Decrease) increase in net assets from operations	$ (8,337,562)	$ 50,607,920	$ 64,583,712

	SVS	MFL	BDS
	Sub-Account6	Sub-Account	Sub-Account
Income:
Dividend income	$ 49,047	$ 3,629,466	$ 5,200,903

Expenses:
Mortality and expense risk charges	(16,166)	(2,668,357)	(1,029,152)
Distribution and administrative expense charges	(1,940)	(320,203)	(123,498)
Net investment income	30,941	640,906	4,048,253

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of shares	(2,625,486)	(8,963,235)	(2,604,674)
Realized gain distributions	-	-	-
Net realized losses	(2,625,486)	(8,963,235)	(2,604,674)

Net change in unrealized appreciation/ depreciation	2,603,937	46,733,780	17,193,089

Net realized and change in unrealized (losses) gains	(21,549)	37,770,545	14,588,415

Increase in net assets from operations	$ 9,392	$ 38,411,451	$ 18,636,668
4 Effective Monday February 23, 2009, Lord Abbett Series Fund - Mid Cap Value Portfolio VC Sub-Account (LA2) was closed and merged into SGC Sub-Account.
5 Effective December 2, 2009, MFS VIT II Capital Appreciation Portfolio I Class Sub-Account (CAS) and MFS VIT II Capital Appreciation Portfolio S Class Sub-Account (MFD) were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS Sub-Account.
6 Effective June 29, 2009, MFS Strategic Value Portfolio S Class Sub-Account (SVS) has closed and merged with MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	MF7	CAS	MFD
	Sub-Account	Sub-Account5	Sub-Account5
Income:
Dividend income	$ 3,739,295	$ 2,928,230	$ 114,645

Expenses:
Mortality and expense risk charges	(993,933)	(2,343,542)	(176,527)
Distribution and administrative expense charges	(119,272)	(281,225)	(21,183)
Net investment income (loss)	2,626,090	303,463	(83,065)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(3,042,012)	2,617,006	703,634
Realized gain distributions	-	-	-
Net realized (losses) gains	(3,042,012)	2,617,006	703,634

Net change in unrealized appreciation/ depreciation	15,614,981	60,500,050	3,605,086

Net realized and change in unrealized gains	12,572,969	63,117,056	4,308,720

Increase in net assets from operations	$ 15,199,059	$ 63,420,519	$ 4,225,655

	RGS	RG1	MFF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,741,615	$ 361,618	$ -

Expenses:
Mortality and expense risk charges	(1,236,096)	(367,402)	(162,012)
Distribution and administrative expense charges	(148,332)	(44,088)	(19,442)
Net investment income (loss)	357,187	(49,872)	(181,454)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(11,854,546)	(4,497,534)	276,246
Realized gain distributions	-	-	-
Net realized (losses) gains	(11,854,546)	(4,497,534)	276,246

Net change in unrealized appreciation/ depreciation	37,565,958	11,686,407	3,307,413

Net realized and change in unrealized gains	25,711,412	7,188,873	3,583,659

Increase in net assets from operations	$ 26,068,599	$ 7,139,001	$ 3,402,205

5 Effective December 2, 2009, CAS Sub-Account and MFD Sub-Account were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	EME	EM1	GGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 871,175	$ 223,249	$ 3,553,846

Expenses:
Mortality and expense risk charges	(466,508)	(205,430)	(383,082)
Distribution and administrative expense charges	(55,981)	(24,652)	(45,970)
Net investment income (loss)	348,686	(6,833)	3,124,794

Net realized and change in unrealized gains (losses):
Net realized losses on sale of shares	(9,783,922)	(3,923,505)	(318,516)
Realized gain distributions	-	-	-
Net realized losses	(9,783,922)	(3,923,505)	(318,516)

Net change in unrealized appreciation/ depreciation	27,753,516	10,568,408	(2,174,740)

Net realized and change in unrealized gains (losses)	17,969,594	6,644,903	(2,493,256)

Increase in net assets from operations	$ 18,318,280	$ 6,638,070	$ 631,538

	GG1	GGR	GG2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 578,193	$ 729,104	$ 32,663

Expenses:
Mortality and expense risk charges	(58,027)	(774,999)	(62,124)
Distribution and administrative expense charges	(6,963)	(93,000)	(7,455)
Net investment income (loss)	513,203	(138,895)	(36,916)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(215,028)	576,803	27,937
Realized gain distributions	-	-	-
Net realized (losses) gains	(215,028)	576,803	27,937

Net change in unrealized appreciation/ depreciation	(303,645)	19,774,294	1,322,571

Net realized and change in unrealized (losses) gains	(518,673)	20,351,097	1,350,508

(Decrease) increase in net assets from operations	$ (5,470)	$ 20,212,202	$ 1,313,592

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	RE1	RES	GTR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 242,263	$ 2,142,938	$ 6,710,506

Expenses:
Mortality and expense risk charges	(235,947)	(1,604,347)	(1,059,093)
Distribution and administrative expense charges	(28,314)	(192,522)	(127,091)
Net investment (loss) income	(21,998)	346,069	5,524,322

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(803,822)	(4,812,525)	(4,462,992)
Realized gain distributions	-	-	-
Net realized losses	(803,822)	(4,812,525)	(4,462,992)

Net change in unrealized appreciation/ depreciation	5,387,042	39,090,639	9,136,568

Net realized and change in unrealized gains	4,583,220	34,278,114	4,673,576

Increase in net assets from operations	$ 4,561,222	$ 34,624,183	$ 10,197,898

	GT2	GSS	MFK
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 850,244	$ 10,371,107	$ 11,639,145

Expenses:
Mortality and expense risk charges	(150,352)	(2,636,450)	(4,546,380)
Distribution and administrative expense charges	(18,042)	(316,374)	(545,566)
Net investment income	681,850	7,418,283	6,547,199

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of shares	(1,258,143)	294,544	2,355,781
Realized gain distributions	-	-	-
Net realized (losses) gains	(1,258,143)	294,544	2,355,781

Net change in unrealized appreciation/ depreciation	1,796,666	(1,350,008)	(1,652,614)

Net realized and change in unrealized gains (losses)	538,523	(1,055,464)	703,167

Increase in net assets from operations	$ 1,220,373	$ 6,362,819	$ 7,250,366
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	EGS	HYS	MFC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 347,230	$ 8,905,900	$ 9,121,365

Expenses:
Mortality and expense risk charges	(1,577,190)	(1,127,930)	(1,429,882)
Distribution and administrative expense charges	(189,263)	(135,352)	(171,586)
Net investment (loss) income	(1,419,223)	7,642,618	7,519,897

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(2,594,517)	(10,112,246)	(17,719,236)
Realized gain distributions	-	-	-
Net realized losses	(2,594,517)	(10,112,246)	(17,719,236)

Net change in unrealized appreciation/ depreciation	42,536,189	37,293,494	45,102,485

Net realized and change in unrealized gains	39,941,672	27,181,248	27,383,249

Increase in net assets from operations	$ 38,522,449	$ 34,823,866	$ 34,903,146

	IGS	IG1	MII
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 689,499	$ 139,271	$ 1,764,976

Expenses:
Mortality and expense risk charges	(778,708)	(266,303)	(674,240)
Distribution and administrative expense charges	(93,445)	(31,956)	(80,909)
Net investment (loss) income	(182,654)	(158,988)	1,009,827

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(5,062,003)	(3,006,890)	(4,860,541)
Realized gain distributions	-	-	-
Net realized losses	(5,062,003)	(3,006,890)	(4,860,541)

Net change in unrealized appreciation/ depreciation	24,250,775	8,871,840	14,751,718

Net realized and change in unrealized gains	19,188,772	5,864,950	9,891,177

Increase in net assets from operations	$ 19,006,118	$ 5,705,962	$ 10,901,004

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	MI1	M1B	MCS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 5,445,121	$ 305,817	$ 11,809

Expenses:
Mortality and expense risk charges	(2,554,302)	(823,449)	(223,501)
Distribution and administrative expense charges	(306,516)	(98,814)	(26,820)
Net investment income (loss)	2,584,303	(616,446)	(238,512)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(23,986,091)	(2,286,725)	(1,973,662)
Realized gain distributions	-	-	-
Net realized losses	(23,986,091)	(2,286,725)	(1,973,662)

Net change in unrealized appreciation/ depreciation	60,566,267	20,504,066	8,024,782

Net realized and change in unrealized gains	36,580,176	18,217,341	6,051,120

Increase in net assets from operations	$ 39,164,479	$ 17,600,895	$ 5,812,608

	MC1	MCV	MMS
	Sub-Account	Sub-Account7	Sub-Account
Income:
Dividend income	$ -	$ 245,390	$ 652

Expenses:
Mortality and expense risk charges	(207,766)	(148,156)	(2,216,333)
Distribution and administrative expense charges	(24,932)	(17,779)	(265,960)
Net investment (loss) income	(232,698)	79,455	(2,481,641)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(2,010,677)	(5,606,785)	-
Realized gain distributions	-	-	-
Net realized losses	(2,010,677)	(5,606,785)	-

Net change in unrealized appreciation/ depreciation	7,027,972	8,691,045	-

Net realized and change in unrealized gains	5,017,295	3,084,260	-

Increase (decrease) in net assets from operations	$ 4,784,597	$ 3,163,715	$ (2,481,641)
7 Effective Monday, December 2, 2009, MFS VIT II Mid Cap Value Portfolio S Class Sub-Account (MCV) was closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009. Effective December 7, 2009, liquidated funds were merged into SVS Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	MM1	NWD	M1A
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 324	$ -	$ -

Expenses:
Mortality and expense risk charges	(3,124,688)	(673,782)	(1,232,406)
Distribution and administrative expense charges	(374,963)	(80,854)	(147,889)
Net investment loss	(3,499,327)	(754,636)	(1,380,295)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	-	(2,579,565)	(13,649,926)
Realized gain distributions	-	-	-
Net realized losses	-	(2,579,565)	(13,649,926)

Net change in unrealized appreciation/ depreciation	-	28,377,968	53,998,286

Net realized and change in unrealized gains	-	25,798,403	40,348,360

(Decrease) increase in net assets from operations	$ (3,499,327)	$ 25,043,767	$ 38,968,065

	RIS	RI1	SIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,259,244	$ 3,261,116	$ 3,464,665

Expenses:
Mortality and expense risk charges	(516,569)	(1,640,180)	(431,872)
Distribution and administrative expense charges	(61,988)	(196,822)	(51,825)
Net investment income	680,687	1,424,114	2,980,968

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,997,513)	(19,452,501)	(1,547,433)
Realized gain distributions	-	-	-
Net realized losses	(3,997,513)	(19,452,501)	(1,547,433)

Net change in unrealized appreciation/ depreciation	13,395,171	46,650,279	6,273,441

Net realized and change in unrealized gains	9,397,658	27,197,778	4,726,008

Increase in net assets from operations	$ 10,078,345	$ 28,621,892	$ 7,706,976

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 2009

	SI1	TEC	TE1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,183,102	$ -	$ -

Expenses:
Mortality and expense risk charges	(153,681)	(148,651)	(19,769)
Distribution and administrative expense charges	(18,442)	(17,838)	(2,372)
Net investment income (loss)	1,010,979	(166,489)	(22,141)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(983,457)	13,019	(14,098)
Realized gain distributions	-	-	-
Net realized (losses) gains	(983,457)	13,019	(14,098)

Net change in unrealized appreciation/ depreciation	2,472,207	6,207,010	775,430

Net realized and change in unrealized gains	1,488,750	6,220,029	761,332

Increase in net assets from operations	$ 2,499,729	$ 6,053,540	$ 739,191

	TRS	MFJ	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 20,062,831	$ 22,557,483	$ 7,760,291

Expenses:
Mortality and expense risk charges	(6,377,969)	(9,747,873)	(1,958,345)
Distribution and administrative expense charges	(765,356)	(1,169,745)	(235,001)
Net investment income	12,919,506	11,639,865	5,566,945

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(28,795,151)	(29,318,022)	4,145,977
Realized gain distributions	-	-	-
Net realized (losses) gains	(28,795,151)	(29,318,022)	4,145,977

Net change in unrealized appreciation/ depreciation	92,913,041	116,721,907	32,847,752

Net realized and change in unrealized gains	64,117,890	87,403,885	36,993,729

Increase in net assets from operations	$ 77,037,396	$ 99,043,750	$ 42,560,674

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	MFE	MVS	MV1
	Sub-Account	Sub-Account	Sub-Account8
Income:
Dividend income	$ 3,677,761	$ 2,126,970	$ 2,819,841

Expenses:
Mortality and expense risk charges	(1,214,999)	(1,497,401)	(2,615,919)
Distribution and administrative expense charges	(145,800)	(179,688)	(313,910)
Net investment income (loss)	2,316,962	449,881	(109,988)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(8,997,826)	(5,294,141)	(17,395,189)
Realized gain distributions	-	-	-
Net realized losses	(8,997,826)	(5,294,141)	(17,395,189)

Net change in unrealized appreciation/ depreciation	29,193,021	24,470,526	52,460,984

Net realized and change in unrealized gains	20,195,195	19,176,385	35,065,795

Increase in net assets from operations	$ 22,512,157	$ 19,626,266	$ 34,955,807

	OBV	OCA	OGG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 1,575	$ 495,969

Expenses:
Mortality and expense risk charges	(122,273)	(372,444)	(397,591)
Distribution and administrative expense charges	(14,673)	(44,693)	(47,711)
Net investment (loss) income	(136,946)	(415,562)	50,667

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(639,762)	(1,740,241)	(3,688,954)
Realized gain distributions	-	-	549,995
Net realized losses	(639,762)	(1,740,241)	(3,138,959)

Net change in unrealized appreciation/ depreciation	2,481,810	10,289,186	11,413,938

Net realized and change in unrealized gains	1,842,048	8,548,945	8,274,979

Increase in net assets from operations	$ 1,705,102	$ 8,133,383	$ 8,325,646

8 Effective June 29, 2009, SVS Sub-Account  has closed and merged with MV1 Sub-Account.  Effective December 4, 2009, MCV Sub-Account was merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	OMG	OMS	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 7,755,155	$ 62,451	$ 271,068

Expenses:
Mortality and expense risk charges	(7,333,564)	(153,034)	(62,084)
Distribution and administrative expense charges	(880,028)	(18,364)	(7,450)
Net investment (loss) income	(458,437)	(108,947)	201,534

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(49,788,313)	(1,130,965)	(329,139)
Realized gain distributions	-	-	-
Net realized losses	(49,788,313)	(1,130,965)	(329,139)

Net change in unrealized appreciation/ depreciation	167,693,037	4,277,920	821,675

Net realized and change in unrealized gains	117,904,724	3,146,955	492,536

Increase in net assets from operations	$ 117,446,287	$ 3,038,008	$ 694,070

	PCR	PMB	6TT
	Sub-Account	Sub-Account	Sub-Account9
Income:
Dividend income	$ 2,924,926	$ 697,934	$ 110,571

Expenses:
Mortality and expense risk charges	(716,517)	(183,195)	(56,777)
Distribution and administrative expense charges	(85,982)	(21,983)	(6,813)
Net investment income	2,122,427	492,756	46,981

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(12,699,105)	(756,266)	71,469
Realized gain distributions	5,160,760	-	55,867
Net realized (losses) gains	(7,538,345)	(756,266)	127,336

Net change in unrealized appreciation/ depreciation	21,545,083	2,993,033	69,117

Net realized and change in unrealized gains	14,006,738	2,236,767	196,453

Increase in net assets from operations	$ 16,129,165	$ 2,729,523	$ 243,434

9 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	PLD	PRR	PTR
	Sub-Account10	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,342,140	$ 3,673,288	$ 19,066,882

Expenses:
Mortality and expense risk charges	(1,290,744)	(1,849,299)	(5,638,676)
Distribution and administrative expense charges	(154,889)	(221,916)	(676,641)
Net investment income	896,507	1,602,073	12,751,565

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(36,513,157)	(776,508)	4,028,290
Realized gain distributions	-	4,703,437	12,246,065
Net realized (losses) gains	(36,513,157)	3,926,929	16,274,355

Net change in unrealized appreciation/ depreciation	26,235,500	12,336,414	11,748,334

Net realized and change in unrealized (losses) gains	(10,277,657)	16,263,343	28,022,689

(Decrease) increase in net assets from operations	$ (9,381,150)	$ 17,865,416	$ 40,774,254

	1XX	3XX	5XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 30,083	$ 550,381

Expenses:
Mortality and expense risk charges	(40,292)	(10,167)	(464,703)
Distribution and administrative expense charges	(4,835)	(1,220)	(55,764)
Net investment (loss) income	(45,127)	18,696	29,914

Net realized and change in unrealized gains:
Net realized gains on sale of shares	59,169	68,424	168,812
Realized gain distributions	183,233	35,963	1,126,993
Net realized gains	242,402	104,387	1,295,805

Net change in unrealized appreciation/ depreciation	552,067	110,826	930,173

Net realized and change in unrealized gains	794,469	215,213	2,225,978

Increase in net assets from operations	$ 749,342	$ 233,909	$ 2,255,892

10 Effective February 23, 2009, the PIMCO VIT Low Duration Portfolio (Admin) Sub-Account (PLD) was closed and merged into SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	SVV	2XX	SGC
	Sub-Account	Sub-Account	Sub-Account4
Income:
Dividend income	$ 270,315	$ 14,094	$ 611,231

Expenses:
Mortality and expense risk charges	(2,229,196)	(46,655)	(799,311)
Distribution and administrative expense charges	(267,504)	(5,599)	(95,917)
Net investment loss	(2,226,385)	(38,160)	(283,997)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(8,143,026)	60,660	2,752,695
Realized gain distributions	-	167,786	5,289,949
Net realized (losses) gains	(8,143,026)	228,446	8,042,644

Net change in unrealized appreciation/ depreciation	57,355,303	993,819	16,441,377

Net realized and change in unrealized gains	49,212,277	1,222,265	24,484,021

Increase in net assets from operations	$ 46,985,892	$ 1,184,105	$ 24,200,024

	S13	SDC	S15
	Sub-Account	Sub-Account10	Sub-Account
Income:
Dividend income	$ 120,494	$ 10,358,597	$ 1,398,039

Expenses:
Mortality and expense risk charges	(133,209)	(8,353,744)	(1,178,015)
Distribution and administrative expense charges	(15,985)	(1,002,449)	(141,362)
Net investment (loss) income	(28,700)	1,002,404	78,662

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(430,940)	1,925,752	431,576
Realized gain distributions	1,428,768	4,795,823	716,867
Net realized gains	997,828	6,721,575	1,148,443

Net change in unrealized appreciation/ depreciation	1,985,519	4,342,710	178,552

Net realized and change in unrealized gains	2,983,347	11,064,285	1,326,995

Increase in net assets from operations	$ 2,954,647	$ 12,066,689	$ 1,405,657

4 Effective Monday February 23, 2009, LA2 Sub-Account was closed and merged into SGC Sub-Account.
10 Effective February 23, 2009, PLD Sub-Account was closed and merged into SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	7XX	8XX	6XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 66,829	$ 53,094	$ 79,829

Expenses:
Mortality and expense risk charges	(3,738,221)	(2,881,461)	(2,668,886)
Distribution and administrative expense charges	(448,587)	(345,775)	(320,266)
Net investment loss	(4,119,979)	(3,174,142)	(2,909,323)

Net realized and change in unrealized gains:
Net realized gains on sale of shares	886,221	2,813,912	1,397,684
Realized gain distributions	7,656	22,567	11,664
Net realized gains	893,877	2,836,479	1,409,348

Net change in unrealized appreciation/ depreciation	65,416,111	55,856,382	37,109,217

Net realized and change in unrealized gains	66,309,988	58,692,861	38,518,565

Increase in net assets from operations	$ 62,190,009	$ 55,518,719	$ 35,609,242

	SLC	S12	SSA
	Sub-Account3	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,068,198	$ 25,653	$ 67,803

Expenses:
Mortality and expense risk charges	(4,842,642)	(72,138)	(105,942)
Distribution and administrative expense charges	(581,117)	(8,657)	(12,713)
Net investment loss	(3,355,561)	(55,142)	(50,852)

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	21,922,988	(186,918)	(1,034,082)
Realized gain distributions	35,364,439	812,538	-
Net realized gains (losses)	57,287,427	625,620	(1,034,082)

Net change in unrealized appreciation/ depreciation	93,447,476	651,398	2,635,960

Net realized and change in unrealized gains	150,734,903	1,277,018	1,601,878

Increase in net assets from operations	$ 147,379,342	$ 1,221,876	$ 1,551,026

3 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	VSC	S14	4XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 65,851	$ 1,426,211	$ 2,372,475

Expenses:
Mortality and expense risk charges	(1,741,877)	(269,759)	(1,620,799)
Distribution and administrative expense charges	(209,025)	(32,371)	(194,496)
Net investment (loss) income	(1,885,051)	1,124,081	557,180

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(29,378,381)	(444,422)	497,230
Realized gain distributions	-	560,886	2,689,397
Net realized (losses) gains	(29,378,381)	116,464	3,186,627

Net change in unrealized appreciation/ depreciation	72,125,333	3,307,005	3,891,691

Net realized and change in unrealized gains	42,746,952	3,423,469	7,078,318

Increase in net assets from operations	$ 40,861,901	$ 4,547,550	$ 7,635,498

	S16	LGF	SC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 9,164	$ 5,670	$ 216,697

Expenses:
Mortality and expense risk charges	(506,055)	(38,055)	(102,330)
Distribution and administrative expense charges	(60,727)	(4,567)	(12,280)
Net investment (loss) income	(557,618)	(36,952)	102,087

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(3,864,424)	(280,243)	(4,016,588)
Realized gain distributions	-	-	44,354
Net realized losses	(3,864,424)	(280,243)	(3,972,234)

Net change in unrealized appreciation/ depreciation	13,125,868	1,112,275	5,948,171

Net realized and change in unrealized gains	9,261,444	832,032	1,975,937

Increase in net assets from operations	$ 8,703,826	$ 795,080	$ 2,078,024

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	SRE	IGB	CMM
	Sub-Account	Sub-Account	Sub-Account1
Income:
Dividend income	$ 3,641,740	$ 1,529,092	$ 8,103

Expenses:
Mortality and expense risk charges	(1,848,355)	(567,756)	(1,291,662)
Distribution and administrative expense charges	(221,803)	(68,131)	(154,999)
Net investment income (loss)	1,571,582	893,205	(1,438,558)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(74,823,421)	(740,081)	-
Realized gain distributions	809,405	27,901	-
Net realized losses	(74,014,016)	(712,180)	-

Net change in unrealized appreciation/ depreciation	114,996,092	5,374,708	-

Net realized and change in unrealized gains	40,982,076	4,662,528	-

Increase (decrease) in net assets from operations	$ 42,553,658	$ 5,555,733	$ (1,438,558)

	VKU	VKM	VKC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 292,000	$ -	$ 14,911

Expenses:
Mortality and expense risk charges	(163,302)	(58,793)	(20,372)
Distribution and administrative expense charges	(19,596)	(7,055)	(2,445)
Net investment income (loss)	109,102	(65,848)	(7,906)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(61,263)	(53,616)	(143)
Realized gain distributions	-	-	-
Net realized losses	(61,263)	(53,616)	(143)

Net change in unrealized appreciation/ depreciation	2,596,134	1,587,541	519,300

Net realized and change in unrealized gains	2,534,871	1,533,925	519,157

Increase in net assets from operations	$ 2,643,973	$ 1,468,077	$ 511,251

1 Effective September 25, 2009, AVW Sub-Account was liquidated.  Any money still in the fund was moved to CMM.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2009

	VLC	WTF	USC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 612,523	$ -	$ -

Expenses:
Mortality and expense risk charges	(216,156)	(15,797)	(754)
Distribution and administrative expense charges	(25,939)	(1,896)	(90)
Net investment income (loss)	370,428	(17,693)	(844)

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(2,002,500)	(252,941)	(3,043)
Realized gain distributions	-	-	-
Net realized losses	(2,002,500)	(252,941)	(3,043)

Net change in unrealized appreciation/ depreciation	5,559,554	792,759	19,735

Net realized and change in unrealized gains	3,557,054	539,818	16,692

Increase in net assets from operations	$ 3,927,482	$ 522,125	$ 15,848

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	AVB Sub-Account		AN4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	2009	200811
Operations:
Net investment (loss) income	$ (212,949)	$ 50,119	$ 56,401	$ (12,412)
Net realized losses	(666,874)	(47,826)	(378,429)	(272,830)
Net change in unrealized appreciation/depreciation	7,068,727	(1,760,483)	1,473,997	(497,355)
Net increase (decrease) from operations	6,188,904	(1,758,190)	1,151,969	(782,597)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	17,432,274	10,240,315	3,437,512	1,041,162
Transfers between Sub-Accounts
(including the Fixed Account), net	7,769,249	2,934,670	1,932,867	1,293,202
Withdrawals, surrenders, annuitizations
and contract charges	(724,383)	(38,570)	(134,315)	(85,591)
Net accumulation activity	24,477,140	13,136,415	5,236,064	2,248,773

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	24,477,140	13,136,415	5,236,064	2,248,773

Total increase in net assets	30,666,044	11,378,225	6,388,033	1,466,176

Net assets at beginning of year	11,378,225	-	1,466,176	-
Net assets at end of year	$ 42,044,269	$ 11,378,225	$ 7,854,209	$ 1,466,176

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IVB Sub-Account		AVW Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	20091	200811
Operations:
Net investment (loss) income	$ (498,774)	$ (452,128)	$ 26,217	$ (8,524)
Net realized (losses) gains	(21,575,378)	(372,166)	662,306	(110)
Net change in unrealized appreciation/depreciation	49,032,651	(36,015,373)	418,037	(418,037)
Net increase (decrease) from operations	26,958,499	(36,839,667)	1,106,560	(426,671)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,032,372	51,642,938	2,155,590	830,685
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,667,798)	54,970,365	(4,743,214)	1,144,896
Withdrawals, surrenders, annuitizations
and contract charges	(4,395,033)	(1,880,400)	(62,362)	(5,484)
Net accumulation activity	(12,030,459)	104,732,903	(2,649,986)	1,970,097

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(12,030,459)	104,732,903	(2,649,986)	1,970,097

Total increase (decrease) in net assets	14,928,040	67,893,236	(1,543,426)	1,543,426

Net assets at beginning of year	67,893,236	-	1,543,426	-
Net assets at end of year	$ 82,821,276	$ 67,893,236	$ -	$ 1,543,426

1 Effective September 25, 2009, AVW Sub-Account was liquidated.  Any money still in the fund was moved to CMM.

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	9XX Sub-Account		NMT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200812	2009	2008
Operations:
Net investment income (loss)	$ 2,773,162	$ 413,219	$ (811)	$ (1,617)
Net realized gains (losses)	868,550	85,795	(26,998)	713
Net change in unrealized appreciation/depreciation	34,323,225	399,112	31,619	(58,722)
Net increase (decrease) from operations	37,964,937	898,126	3,810	(59,626)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	249,496,476	10,896,068	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	118,310,668	5,095,354	(25,957)	7,250
Withdrawals, surrenders, annuitizations
and contract charges	(4,634,589)	(36,875)	(6,636)	(7,458)
Net accumulation activity	363,172,555	15,954,547	(32,593)	(208)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	363,172,555	15,954,547	(32,593)	(208)

Total increase (decrease) in net assets	401,137,492	16,852,673	(28,783)	(59,834)

Net assets at beginning of year	16,852,673	-	76,146	135,980
Net assets at end of year	$ 417,990,165	$ 16,852,673	$ 47,363	$ 76,146

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MCC Sub-Account		NNG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (2,058,179)	$ (1,761,505)	$ (1,430)	$ (2,841)
Net realized (losses) gains	(17,669,909)	(303,941)	(33,989)	137
Net change in unrealized appreciation/depreciation	50,970,680	(60,909,616)	53,076	(96,218)
Net increase (decrease) from operations	31,242,592	(62,975,062)	17,657	(98,922)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,099,222	55,956,466	-	1
Transfers between Sub-Accounts
(including the Fixed Account), net	(6,451,357)	47,245,196	(79,890)	84,975
Withdrawals, surrenders, annuitizations
and contract charges	(6,805,027)	(4,948,438)	(475)	(1,253)
Net accumulation activity	(8,157,162)	98,253,224	(80,365)	83,723

Annuitization Activity:
Annuitizations	1,433	6,168	-	-
Annuity payments and contract charges	(1,907)	(1,650)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(684)	(524)	-	-
Net annuitization activity	(1,158)	3,994	-	-

Net (decrease) increase from contract owner transactions	(8,158,320)	98,257,218	(80,365)	83,723

Total increase (decrease) in net assets	23,084,272	35,282,156	(62,708)	(15,199)

Net assets at beginning of year	112,464,281	77,182,125	176,374	191,573
Net assets at end of year	$ 135,548,553	$ 112,464,281	$ 113,666	$ 176,374

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	CMG Sub-Account		NMI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (246,504)	$ (188,280)	$ 11,837	$ (34,901)
Net realized (losses) gains	(1,118,658)	(228,054)	(4,384,841)	813,904
Net change in unrealized appreciation/depreciation	5,633,501	(5,089,937)	7,531,739	(7,253,241)
Net increase (decrease) from operations	4,268,339	(5,506,271)	3,158,735	(6,474,238)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,488,322	4,232,712	2,226,003	3,267,561
Transfers between Sub-Accounts
(including the Fixed Account), net	2,840,087	5,407,002	(22,396)	3,590,403
Withdrawals, surrenders, annuitizations
and contract charges	(1,014,343)	(423,174)	(600,955)	(476,182)
Net accumulation activity	7,314,066	9,216,540	1,602,652	6,381,782

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	7,314,066	9,216,540	1,602,652	6,381,782

Total increase (decrease) in net assets	11,582,405	3,710,269	4,761,387	(92,456)

Net assets at beginning of year	11,258,978	7,548,709	8,660,311	8,752,767
Net assets at end of year	$ 22,841,383	$ 11,258,978	$ 13,421,698	$ 8,660,311

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	CSC Sub-Account		FVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (63)	$ (167)	$ 166,837	$ 69,709
Net realized losses	(761)	(552)	(2,235,475)	(292,548)
Net change in unrealized appreciation/depreciation	2,927	(3,606)	11,091,859	(6,354,096)
Net increase (decrease) from operations	2,103	(4,325)	9,023,221	(6,576,935)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	13,391,812	7,144,029
Transfers between Sub-Accounts
(including the Fixed Account), net	(220)	(5,624)	5,960,727	3,506,766
Withdrawals, surrenders, annuitizations
and contract charges	(47)	(55)	(1,466,017)	(553,022)
Net accumulation activity	(267)	(5,679)	17,886,522	10,097,773

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(267)	(5,679)	17,886,522	10,097,773

Total increase (decrease) in net assets	1,836	(10,004)	26,909,743	3,520,838

Net assets at beginning of year	8,097	18,101	16,761,837	13,240,999
Net assets at end of year	$ 9,933	$ 8,097	$ 43,671,580	$ 16,761,837

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FL1 Sub-Account		F10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	2009	2008
Operations:
Net investment (loss) income	$ (185,563)	$ 186,355	$ 134,301	$ 177,410
Net realized losses	(5,469,305)	(645,104)	(1,589,440)	(197,769)
Net change in unrealized appreciation/depreciation	47,429,043	(13,780,486)	3,138,024	(2,900,275)
Net increase (decrease) from operations	41,774,175	(14,239,235)	1,682,885	(2,920,634)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	83,268,325	37,220,605	23,612	569,452
Transfers between Sub-Accounts
(including the Fixed Account), net	19,617,852	26,603,259	(2,279,952)	6,190,785
Withdrawals, surrenders, annuitizations
and contract charges	(4,043,125)	(629,606)	(1,262,813)	(564,512)
Net accumulation activity	98,843,052	63,194,258	(3,519,153)	6,195,725

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	98,843,052	63,194,258	(3,519,153)	6,195,725

Total increase (decrease) in net assets	140,617,227	48,955,023	(1,836,268)	3,275,091

Net assets at beginning of year	48,955,023	-	10,204,299	6,929,208
Net assets at end of year	$ 189,572,250	$ 48,955,023	$ 8,368,031	$ 10,204,299

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	F15 Sub-Account		F20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 497,482	$ 223,960	$ 513,067	$ 261,106
Net realized (losses) gains	(1,078,433)	682,466	(2,952,165)	446,082
Net change in unrealized appreciation/depreciation	4,977,256	(6,906,535)	10,209,150	(14,923,804)
Net increase (decrease) from operations	4,396,305	(6,000,109)	7,770,052	(14,216,616)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,186,110	3,929,383	4,613,455	5,776,291
Transfers between Sub-Accounts
(including the Fixed Account), net	2,196,164	2,640,528	3,140,623	1,942,875
Withdrawals, surrenders, annuitizations
and contract charges	(768,637)	(1,007,165)	(1,986,332)	(2,038,638)
Net accumulation activity	5,613,637	5,562,746	5,767,746	5,680,528

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	5,613,637	5,562,746	5,767,746	5,680,528

Total increase (decrease) in net assets	10,009,942	(437,363)	13,537,798	(8,536,088)

Net assets at beginning of year	17,220,907	17,658,270	27,908,761	36,444,849
Net assets at end of year	$ 27,230,849	$ 17,220,907	$ 41,446,559	$ 27,908,761

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVM Sub-Account		SGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (1,489,649)	$ (1,990,068)	$ (2,299,180)	$ 88,320
Net realized (losses) gains	(16,914,949)	15,120,429	(3,356,033)	12,296,081
Net change in unrealized appreciation/depreciation	56,017,844	(78,276,179)	48,872,038	(41,793,224)
Net increase (decrease) from operations	37,613,246	(65,145,818)	43,216,825	(29,408,823)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	15,889,863	20,675,842	111,888,195	70,719,253
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,476,698)	24,464,746	40,749,083	29,257,306
Withdrawals, surrenders, annuitizations
and contract charges	(7,862,372)	(7,284,860)	(9,257,211)	(5,757,328)
Net accumulation activity	(1,449,207)	37,855,728	143,380,067	94,219,231

Annuitization Activity:
Annuitizations	2,627	4,023	-	8,563
Annuity payments and contract charges	(507)	(378)	(1,755)	(1,425)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(606)	(98)	(342)	(520)
Net annuitization activity	1,514	3,547	(2,097)	6,618

Net (decrease) increase from contract owner transactions	(1,447,693)	37,859,275	143,377,970	94,225,849

Total increase (decrease) in net assets	36,165,553	(27,286,543)	186,594,795	64,817,026

Net assets at beginning of year	111,490,874	138,777,417	147,791,354	82,974,328
Net assets at end of year	$ 147,656,427	$ 111,490,874	$ 334,386,149	$ 147,791,354

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S17 Sub-Account		ISC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	2009	2008
Operations:
Net investment income	$ 549,532	$ 666,897	$ 3,838,278	$ 1,816,292
Net realized (losses) gains	(2,427,335)	569,122	(5,092,022)	(1,064,569)
Net change in unrealized appreciation/depreciation	15,686,794	(10,375,104)	19,700,868	(18,667,396)
Net increase (decrease) from operations	13,808,991	(9,139,085)	18,447,124	(17,915,673)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,616,611	26,046,471	14,400,589	15,644,681
Transfers between Sub-Accounts
(including the Fixed Account), net	6,915,983	18,954,776	4,778,363	12,988,301
Withdrawals, surrenders, annuitizations
and contract charges	(1,887,491)	(911,798)	(3,874,490)	(2,928,798)
Net accumulation activity	11,645,103	44,089,449	15,304,462	25,704,184

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	11,645,103	44,089,449	15,304,462	25,704,184

Total increase in net assets	25,454,094	34,950,364	33,751,586	7,788,511

Net assets at beginning of year	34,950,364	-	48,332,687	40,544,176
Net assets at end of year	$ 60,404,458	$ 34,950,364	$ 82,084,273	$ 48,332,687

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FVS Sub-Account		SIC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (26,690)	$ (188,229)	$ 808,132	$ 407,543
Net realized (losses) gains	(3,850,342)	132,380	(397,363)	(279,591)
Net change in unrealized appreciation/depreciation	10,638,877	(11,450,701)	2,544,737	(1,292,953)
Net increase (decrease) from operations	6,761,845	(11,506,550)	2,955,506	(1,165,001)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,893,443	1,744,650	5,112,388	2,545,705
Transfers between Sub-Accounts
(including the Fixed Account), net	388,890	(1,915,768)	4,969,825	2,733,783
Withdrawals, surrenders, annuitizations
and contract charges	(2,410,017)	(3,458,899)	(947,731)	(861,124)
Net accumulation activity	5,872,316	(3,630,017)	9,134,482	4,418,364

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,542)	(2,109)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(393)	283	-	-
Net annuitization activity	(1,935)	(1,826)	-	-

Net increase (decrease) from contract owner transactions	5,870,381	(3,631,843)	9,134,482	4,418,364

Total increase (decrease) in net assets	12,632,226	(15,138,393)	12,089,988	3,253,363

Net assets at beginning of year	22,554,357	37,692,750	8,998,750	5,745,387
Net assets at end of year	$ 35,186,583	$ 22,554,357	$ 21,088,738	$ 8,998,750

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FMS Sub-Account		TDM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 1,029,739	$ 1,977,856	$ 1,689,776	$ 681,094
Net realized (losses) gains	(6,304,941)	4,181,074	(21,943,601)	7,539,557
Net change in unrealized appreciation/depreciation	50,847,249	(60,794,808)	49,672,127	(58,443,997)
Net increase (decrease) from operations	45,572,047	(54,635,878)	29,418,302	(50,223,346)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	78,770,158	46,529,219	395,431	8,481,585
Transfers between Sub-Accounts
(including the Fixed Account), net	17,173,943	22,594,745	(17,152,391)	18,182,212
Withdrawals, surrenders, annuitizations
and contract charges	(9,088,200)	(9,145,113)	(3,341,652)	(3,833,734)
Net accumulation activity	86,855,901	59,978,851	(20,098,612)	22,830,063

Annuitization Activity:
Annuitizations	-	5,396	991	-
Annuity payments and contract charges	(1,862)	(2,461)	(80)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(432)	193	(245)	-
Net annuitization activity	(2,294)	3,128	666	-

Net increase (decrease) from contract owner transactions	86,853,607	59,981,979	(20,097,946)	22,830,063

Total increase (decrease) in net assets	132,425,654	5,346,101	9,320,356	(27,393,283)

Net assets at beginning of year	116,498,829	111,152,728	50,460,099	77,853,382
Net assets at end of year	$ 248,924,483	$ 116,498,829	$ 59,780,455	$ 50,460,099

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	FTI Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 4,986,843	$ 2,269,939	$ 417,881	$ 15,734
Net realized (losses) gains	(21,652,120)	44,313,268	(4,739,093)	803,820
Net change in unrealized appreciation/depreciation	104,043,261	(245,132,086)	11,959,169	(19,556,167)
Net increase (decrease) from operations	87,377,984	(198,548,879)	7,637,957	(18,736,613)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,517,186	4,650,135	4,396,397	3,637,435
Transfers between Sub-Accounts
(including the Fixed Account), net	(44,234,638)	13,052,860	(1,660,933)	1,999,775
Withdrawals, surrenders, annuitizations
and contract charges	(29,741,632)	(40,765,084)	(2,016,009)	(3,351,101)
Net accumulation activity	(72,459,084)	(23,062,089)	719,455	2,286,109

Annuitization Activity:
Annuitizations	-	22,266	-	-
Annuity payments and contract charges	(12,184)	(22,682)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,636)	2,056	-	-
Net annuitization activity	(14,820)	1,640	-	-

Net (decrease) increase from contract owner transactions	(72,473,904)	(23,060,449)	719,455	2,286,109

Total increase (decrease) in net assets	14,904,080	(221,609,328)	8,357,412	(16,450,504)

Net assets at beginning of year	280,682,732	502,292,060	25,517,931	41,968,435
Net assets at end of year	$ 295,586,812	$ 280,682,732	$ 33,875,343	$ 25,517,931

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HBF Sub-Account		HVD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20092	2008	2009	200813
Operations:
Net investment (loss) income	$ (9,387)	$ -	$ (25,692)	$ 71,900
Net realized gains (losses)	3,299	-	(162,735)	7,133
Net change in unrealized appreciation/depreciation	95,554	-	668,322	(271,578)
Net increase (decrease) from operations	89,466	-	479,895	(192,545)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,831,692	-	999,682	480,866
Transfers between Sub-Accounts
(including the Fixed Account), net	1,048,475	-	386,817	548,008
Withdrawals, surrenders, annuitizations
and contract charges	(12,250)	-	(75,642)	(13,812)
Net accumulation activity	2,867,917	-	1,310,857	1,015,062

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	2,867,917	-	1,310,857	1,015,062

Total increase in net assets	2,957,383	-	1,790,752	822,517

Net assets at beginning of year	-	-	822,517	-
Net assets at end of year	$ 2,957,383	$ -	$ 2,613,269	$ 822,517

2 For the period May 4, 2009 (commencement of operations) through December 31, 2009.

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HVG Sub-Account		HVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment (loss) income	$ (5,457)	$ 321	$ (10,272)	$ 19,629
Net realized (losses) gains	(29,859)	6,954	(63,367)	2,813
Net change in unrealized appreciation/depreciation	92,719	(93,661)	246,783	(125,824)
Net increase (decrease) from operations	57,403	(86,386)	173,144	(103,382)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	45,136	148,191	107,231	259,529
Transfers between Sub-Accounts
(including the Fixed Account), net	120,924	214,411	206,004	288,756
Withdrawals, surrenders, annuitizations
and contract charges	(31,869)	(4,845)	(19,234)	(3,941)
Net accumulation activity	134,191	357,757	294,001	544,344

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	134,191	357,757	294,001	544,344

Total increase in net assets	191,594	271,371	467,145	440,962

Net assets at beginning of year	271,371	-	440,962	-
Net assets at end of year	$ 462,965	$ 271,371	$ 908,107	$ 440,962

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HVE Sub-Account		HVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment (loss) income	$ (28,043)	$ 19,487	$ (389)	$ 95
Net realized losses	(145,993)	(15,444)	(834)	(34)
Net change in unrealized appreciation/depreciation	728,263	(341,236)	7,660	(3,237)
Net increase (decrease) from operations	554,227	(337,193)	6,437	(3,176)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,182,545	853,656	-	12,239
Transfers between Sub-Accounts
(including the Fixed Account), net	394,954	417,751	22,277	1,031
Withdrawals, surrenders, annuitizations
and contract charges	(103,127)	(10,353)	(1,100)	(47)
Net accumulation activity	1,474,372	1,261,054	21,177	13,223

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,474,372	1,261,054	21,177	13,223

Total increase in net assets	2,028,599	923,861	27,614	10,047

Net assets at beginning of year	923,861	-	10,047	-
Net assets at end of year	$ 2,952,460	$ 923,861	$ 37,661	$ 10,047

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HVC Sub-Account		HVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment (loss) income	$ (10,880)	$ 813	$ (5,473)	$ 6,958
Net realized (losses) gains	(54,692)	3,158	(968)	(561)
Net change in unrealized appreciation/depreciation	269,965	(142,507)	17,405	(6,582)
Net increase (decrease) from operations	204,393	(138,536)	10,964	(185)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	459,029	337,479	450,215	73,935
Transfers between Sub-Accounts
(including the Fixed Account), net	47,103	200,938	379,802	37,148
Withdrawals, surrenders, annuitizations
and contract charges	(36,027)	(4,070)	(6,453)	(1,573)
Net accumulation activity	470,105	534,347	823,564	109,510

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	470,105	534,347	823,564	109,510

Total increase in net assets	674,498	395,811	834,528	109,325

Net assets at beginning of year	395,811	-	109,325	-
Net assets at end of year	$ 1,070,309	$ 395,811	$ 943,853	$ 109,325

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HVN Sub-Account		HRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment (loss) income	$ (3,897)	$ (607)	$ (6,764)	$ 258
Net realized (losses) gains	(25,717)	3,226	(32,427)	(2,002)
Net change in unrealized appreciation/depreciation	98,059	(79,227)	151,288	(76,648)
Net increase (decrease) from operations	68,445	(76,608)	112,097	(78,392)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	63,476	91,003	294,766	144,185
Transfers between Sub-Accounts
(including the Fixed Account), net	33,544	166,681	314,341	100,073
Withdrawals, surrenders, annuitizations
and contract charges	(10,867)	(3,532)	(23,603)	(1,648)
Net accumulation activity	86,153	254,152	585,504	242,610

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	86,153	254,152	585,504	242,610

Total increase in net assets	154,598	177,544	697,601	164,218

Net assets at beginning of year	177,544	-	164,218	-
Net assets at end of year	$ 332,142	$ 177,544	$ 861,819	$ 164,218

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	HVR Sub-Account		HSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200813	2009	200813
Operations:
Net investment (loss) income	$ (4,962)	$ 2,031	$ (22,291)	$ (2,602)
Net realized (losses) gains	(22,528)	3,651	(85,780)	10
Net change in unrealized appreciation/depreciation	115,859	(49,137)	546,951	(186,766)
Net increase (decrease) from operations	88,369	(43,455)	438,880	(189,358)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	199,559	116,491	885,256	521,376
Transfers between Sub-Accounts
(including the Fixed Account), net	163,444	62,180	570,962	311,607
Withdrawals, surrenders, annuitizations
and contract charges	(6,693)	(1,131)	(49,672)	(7,794)
Net accumulation activity	356,310	177,540	1,406,546	825,189

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	356,310	177,540	1,406,546	825,189

Total increase in net assets	444,679	134,085	1,845,426	635,831

Net assets at beginning of year	134,085	-	635,831	-
Net assets at end of year	$ 578,764	$ 134,085	$ 2,481,257	$ 635,831

13 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LRE Sub-Account		LAV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200811
Operations:
Net investment income (loss)	$ 475,514	$ 398,238	$ (552,561)	$ (353,471)
Net realized (losses) gains	(4,032,518)	723,164	(2,407,535)	(52,378)
Net change in unrealized appreciation/depreciation	15,933,010	(8,418,181)	11,407,485	(10,031,393)
Net increase (decrease) from operations	12,376,006	(7,296,779)	8,447,389	(10,437,242)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,529,501	11,306,888	9,498,653	4,044,014
Transfers between Sub-Accounts
(including the Fixed Account), net	4,221,722	10,270,114	1,724,870	4,382,778
Withdrawals, surrenders, annuitizations
and contract charges	(1,042,562)	(304,833)	(3,218,318)	(2,542,178)
Net accumulation activity	12,708,661	21,272,169	8,005,205	5,884,614

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	12,708,661	21,272,169	8,005,205	5,884,614

Total increase (decrease) in net assets	25,084,667	13,975,390	16,452,594	(4,552,628)

Net assets at beginning of year	13,975,390	-	26,664,191	31,216,819
Net assets at end of year	$ 39,060,057	$ 13,975,390	$ 43,116,785	$ 26,664,191

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LA1 Sub-Account		LA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20093	2008	2009	2008
Operations:
Net investment loss	$ (763,145)	$ (863,144)	$ (776,700)	$ (1,006,977)
Net realized (losses) gains	(290,500,683)	(8,366,832)	(3,375,614)	1,232,206
Net change in unrealized appreciation/depreciation	211,645,917	(201,435,486)	19,894,899	(26,424,788)
Net (decrease) increase from operations	(79,617,911)	(210,665,462)	15,742,585	(26,199,559)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	352,871	31,107,793	2,924,169	1,440,527
Transfers between Sub-Accounts
(including the Fixed Account), net	(274,919,316)	39,918,288	(2,955,643)	(2,302,412)
Withdrawals, surrenders, annuitizations
and contract charges	(3,541,482)	(40,103,081)	(4,780,149)	(5,350,506)
Net accumulation activity	(278,107,927)	30,923,000	(4,811,623)	(6,212,391)

Annuitization Activity:
Annuitizations	-	41,398	1,958	2,706
Annuity payments and contract charges	(1,310)	(20,148)	(1,504)	(2,750)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	6,597	1,679	(330)	217
Net annuitization activity	5,287	22,929	124	173

Net (decrease) increase from contract owner transactions	(278,102,640)	30,945,929	(4,811,499)	(6,212,218)

Total (decrease) increase in net assets	(357,720,551)	(179,719,533)	10,931,086	(32,411,777)

Net assets at beginning of year	357,720,551	537,440,084	41,167,153	73,578,930
Net assets at end of year	$ -	$ 357,720,551	$ 52,098,239	$ 41,167,153

3 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LA2 Sub-Account		MIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20094	2008	20095	2008
Operations:
Net investment loss	$ (130,514)	$ (390,012)	$ (1,004,491)	$ (1,703,552)
Net realized losses	(56,845,371)	(4,962,831)	(7,856,841)	(6,632,724)
Net change in unrealized appreciation/depreciation	48,638,323	(34,204,061)	59,469,252	(84,123,832)
Net (decrease) increase from operations	(8,337,562)	(39,556,904)	50,607,920	(92,460,108)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	62,884	2,320,735	6,794,993	2,207,393
Transfers between Sub-Accounts
(including the Fixed Account), net	(48,418,706)	(3,514,863)	220,135,344	(11,999,075)
Withdrawals, surrenders, annuitizations
and contract charges	(625,590)	(7,143,628)	(20,152,477)	(48,946,578)
Net accumulation activity	(48,981,412)	(8,337,756)	206,777,860	(58,738,260)

Annuitization Activity:
Annuitizations	-	-	12,341	25,507
Annuity payments and contract charges	(342)	(6,224)	(62,816)	(81,770)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,586	723	(171,348)	17,364
Net annuitization activity	1,244	(5,501)	(221,823)	(38,899)

Net (decrease) increase from contract owner transactions	(48,980,168)	(8,343,257)	206,556,037	(58,777,159)

Total (decrease) increase in net assets	(57,317,730)	(47,900,161)	257,163,957	(151,237,267)

Net assets at beginning of year	57,317,730	105,217,891	134,937,104	286,174,371
Net assets at end of year	$ -	$ 57,317,730	$ 392,101,061	$ 134,937,104

4 Effective Monday February 23, 2009, LA2 Sub-Account was closed and merged into SGC Sub-Account.

5 Effective December 2, 2009, CAS Sub-Account and MFD Sub-Account were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MIT Sub-Account		SVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20096	2008
Operations:
Net investment income (loss)	$ 2,834,539	$ 540,899	$ 30,941	$ (27,689)
Net realized losses	(20,383,794)	(8,691,377)	(2,625,486)	(268,417)
Net change in unrealized appreciation/depreciation	82,132,967	(184,796,740)	2,603,937	(2,132,093)
Net increase (decrease) from operations	64,583,712	(192,947,218)	9,392	(2,428,199)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,840,657	4,721,444	3,323	49,919
Transfers between Sub-Accounts
(including the Fixed Account), net	(11,979,224)	(19,372,546)	(2,391,423)	(1,218,727)
Withdrawals, surrenders, annuitizations
and contract charges	(37,549,752)	(95,954,581)	(176,007)	(1,058,301)
Net accumulation activity	(46,688,319)	(110,605,683)	(2,564,107)	(2,227,109)

Annuitization Activity:
Annuitizations	72,854	185,854	-	-
Annuity payments and contract charges	(285,786)	(459,062)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(205,822)	17,256	-	-
Net annuitization activity	(418,754)	(255,952)	-	-

Net decrease from contract owner transactions	(47,107,073)	(110,861,635)	(2,564,107)	(2,227,109)

Total increase (decrease) in net assets	17,476,639	(303,808,853)	(2,554,715)	(4,655,308)

Net assets at beginning of year	312,978,185	616,787,038	2,554,715	7,210,023
Net assets at end of year	$ 330,454,824	$ 312,978,185	$ -	$ 2,554,715

6 Effective June 29, 2009, SVS Sub-Account closed and merged with MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFL Sub-Account		BDS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 640,906	$ (1,198,357)	$ 4,048,253	$ 4,873,128
Net realized (losses) gains	(8,963,235)	4,919,127	(2,604,674)	(5,759,247)
Net change in unrealized appreciation/depreciation	46,733,780	(105,695,711)	17,193,089	(9,346,634)
Net increase (decrease) from operations	38,411,451	(101,974,941)	18,636,668	(10,232,753)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	960,141	2,291,743	875,404	1,783,121
Transfers between Sub-Accounts
(including the Fixed Account), net	(12,589,431)	(6,403,778)	14,812,472	(37,974)
Withdrawals, surrenders, annuitizations
and contract charges	(21,418,187)	(27,598,540)	(13,065,541)	(26,000,713)
Net accumulation activity	(33,047,477)	(31,710,575)	2,622,335	(24,255,566)

Annuitization Activity:
Annuitizations	-	12,047	36,580	-
Annuity payments and contract charges	(6,196)	(24,840)	(24,539)	(25,647)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,194)	2,779	(25,129)	(162,950)
Net annuitization activity	(7,390)	(10,014)	(13,088)	(188,597)

Net (decrease) increase from contract owner transactions	(33,054,867)	(31,720,589)	2,609,247	(24,444,163)

Total increase (decrease) in net assets	5,356,584	(133,695,530)	21,245,915	(34,676,916)

Net assets at beginning of year	177,022,413	310,717,943	69,202,403	103,879,319
Net assets at end of year	$ 182,378,997	$ 177,022,413	$ 90,448,318	$ 69,202,403

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MF7 Sub-Account		CAS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20095	2008
Operations:
Net investment income (loss)	$ 2,626,090	$ 3,412,291	$ 303,463	$ (2,630,916)
Net realized (losses) gains	(3,042,012)	(5,681,049)	2,617,006	(6,094,948)
Net change in unrealized appreciation/depreciation	15,614,981	(6,057,075)	60,500,050	(120,415,245)
Net increase (decrease) from operations	15,199,059	(8,325,833)	63,420,519	(129,141,109)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	16,682,496	5,232,449	(1,166,123)	2,636,370
Transfers between Sub-Accounts
(including the Fixed Account), net	21,180,583	(7,768,166)	(235,391,145)	(6,463,854)
Withdrawals, surrenders, annuitizations
and contract charges	(12,297,526)	(14,650,809)	(24,777,505)	(55,119,482)
Net accumulation activity	25,565,553	(17,186,526)	(261,334,773)	(58,946,966)

Annuitization Activity:
Annuitizations	-	-	92,009	86,241
Annuity payments and contract charges	(1,646)	(1,683)	(275,852)	(398,117)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(316)	31	655,989	330,295
Net annuitization activity	(1,962)	(1,652)	472,146	18,419

Net increase (decrease) from contract owner transactions	25,563,591	(17,188,178)	(260,862,627)	(58,928,547)

Total increase (decrease) in net assets	40,762,650	(25,514,011)	(197,442,108)	(188,069,656)

Net assets at beginning of year	51,141,515	76,655,526	197,442,108	385,511,764
Net assets at end of year	$ 91,904,165	$ 51,141,515	$ -	$ 197,442,108

5 Effective December 2, 2009, CAS Sub-Account and MFD Sub-Account were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFD Sub-Account		RGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20095	2008	2009	2008
Operations:
Net investment (loss) income	$ (83,065)	$ (283,740)	$ 357,187	$ (1,197,899)
Net realized gains (losses)	703,634	434,277	(11,854,546)	4,178,345
Net change in unrealized appreciation/depreciation	3,605,086	(9,491,636)	37,565,958	(73,406,212)
Net increase (decrease) from operations	4,225,655	(9,341,099)	26,068,599	(70,425,766)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	21,039	193,802	1,010,882	1,708,130
Transfers between Sub-Accounts
(including the Fixed Account), net	(15,733,495)	372,832	(3,887,980)	(8,224,424)
Withdrawals, surrenders, annuitizations
and contract charges	(2,939,826)	(3,075,229)	(11,756,921)	(35,489,824)
Net accumulation activity	(18,652,282)	(2,508,595)	(14,634,019)	(42,006,118)

Annuitization Activity:
Annuitizations	-	-	7,782	30,497
Annuity payments and contract charges	(1,162)	(4,668)	(46,447)	(58,625)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,332	961	(32,726)	31,424
Net annuitization activity	170	(3,707)	(71,391)	3,296

Net decrease from contract owner transactions	(18,652,112)	(2,512,302)	(14,705,410)	(42,002,822)

Total (decrease) increase in net assets	(14,426,457)	(11,853,401)	11,363,189	(112,428,588)

Net assets at beginning of year	14,426,457	26,279,858	95,812,820	208,241,408
Net assets at end of year	$ -	$ 14,426,457	$ 107,176,009	$ 95,812,820

5 Effective December 2, 2009, CAS Sub-Account and MFD Sub-Account were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RG1 Sub-Account		MFF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (49,872)	$ (331,331)	$ (181,454)	$ (258,827)
Net realized (losses) gains	(4,497,534)	370,537	276,246	1,015,631
Net change in unrealized appreciation/depreciation	11,686,407	(14,094,050)	3,307,413	(8,036,470)
Net increase (decrease) from operations	7,139,001	(14,054,844)	3,402,205	(7,279,666)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,669,858	3,224,472	60,456	153,789
Transfers between Sub-Accounts
(including the Fixed Account), net	1,808,776	1,494,701	(104,571)	(561,520)
Withdrawals, surrenders, annuitizations
and contract charges	(3,452,635)	(3,778,401)	(2,032,031)	(1,796,194)
Net accumulation activity	4,025,999	940,772	(2,076,146)	(2,203,925)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,879)	(6,810)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,138)	1,429	(120)	193
Net annuitization activity	(6,017)	(5,381)	(120)	193

Net increase (decrease) from contract owner transactions	4,019,982	935,391	(2,076,266)	(2,203,732)

Total increase (decrease) in net assets	11,158,983	(13,119,453)	1,325,939	(9,483,398)

Net assets at beginning of year	21,338,733	34,458,186	11,206,403	20,689,801
Net assets at end of year	$ 32,497,716	$ 21,338,733	$ 12,532,342	$ 11,206,403

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	EME Sub-Account		EM1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 348,686	$ (19,169)	$ (6,833)	$ (89,308)
Net realized (losses) gains	(9,783,922)	13,369,491	(3,923,505)	1,827,986
Net change in unrealized appreciation/depreciation	27,753,516	(56,384,021)	10,568,408	(13,231,511)
Net increase (decrease) from operations	18,318,280	(43,033,699)	6,638,070	(11,492,833)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	472,463	754,381	6,367,555	427,656
Transfers between Sub-Accounts
(including the Fixed Account), net	2,209,092	(6,895,802)	2,600,671	(1,139,315)
Withdrawals, surrenders, annuitizations
and contract charges	(4,325,948)	(12,838,118)	(1,523,130)	(2,321,644)
Net accumulation activity	(1,644,393)	(18,979,539)	7,445,096	(3,033,303)

Annuitization Activity:
Annuitizations	21,037	-	-	-
Annuity payments and contract charges	(21,049)	(35,994)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(53,716)	93,690	-	-
Net annuitization activity	(53,728)	57,696	-	-

Net (decrease) increase from contract owner transactions	(1,698,121)	(18,921,843)	7,445,096	(3,033,303)

Total increase (decrease) in net assets	16,620,159	(61,955,542)	14,083,166	(14,526,136)

Net assets at beginning of year	29,955,875	91,911,417	8,295,305	22,821,441
Net assets at end of year	$ 46,576,034	$ 29,955,875	$ 22,378,471	$ 8,295,305

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GGS Sub-Account		GG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 3,124,794	$ 2,380,081	$ 513,203	$ 334,522
Net realized losses	(318,516)	(128,899)	(215,028)	(18,880)
Net change in unrealized appreciation/depreciation	(2,174,740)	543,522	(303,645)	101,929
Net increase (decrease) from operations	631,538	2,794,704	(5,470)	417,571

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	184,480	386,741	4,019	22,451
Transfers between Sub-Accounts
(including the Fixed Account), net	(507,734)	4,000,299	(1,468,161)	2,879,324
Withdrawals, surrenders, annuitizations
and contract charges	(4,558,977)	(7,270,167)	(1,306,434)	(1,019,430)
Net accumulation activity	(4,882,231)	(2,883,127)	(2,770,576)	1,882,345

Annuitization Activity:
Annuitizations	16,779	-	-	-
Annuity payments and contract charges	(20,937)	(32,555)	(1,925)	(1,918)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(282)	(3,453)	(114)	(200)
Net annuitization activity	(4,440)	(36,008)	(2,039)	(2,118)

Net (decrease) increase from contract owner transactions	(4,886,671)	(2,919,135)	(2,772,615)	1,880,227

Total (decrease) increase in net assets	(4,255,133)	(124,431)	(2,778,085)	2,297,798

Net assets at beginning of year	33,534,157	33,658,588	6,320,695	4,022,897
Net assets at end of year	$ 29,279,024	$ 33,534,157	$ 3,542,610	$ 6,320,695

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GGR Sub-Account		GG2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (138,895)	$ (342,361)	$ (36,916)	$ (55,664)
Net realized gains	576,803	6,734,323	27,937	381,864
Net change in unrealized appreciation/depreciation	19,774,294	(50,035,265)	1,322,571	(3,562,424)
Net increase (decrease) from operations	20,212,202	(43,643,303)	1,313,592	(3,236,224)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	388,968	1,163,208	2,659	85,146
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,062,691)	(4,415,619)	(142,614)	203,820
Withdrawals, surrenders, annuitizations
and contract charges	(6,803,189)	(18,518,169)	(862,356)	(1,038,946)
Net accumulation activity	(7,476,912)	(21,770,580)	(1,002,311)	(749,980)

Annuitization Activity:
Annuitizations	14,802	-	-	-
Annuity payments and contract charges	(57,446)	(93,742)	(1,545)	(2,049)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(69,618)	(39,457)	(476)	385
Net annuitization activity	(112,262)	(133,199)	(2,021)	(1,664)

Net decrease from contract owner transactions	(7,589,174)	(21,903,779)	(1,004,332)	(751,644)

Total increase (decrease) in net assets	12,623,028	(65,547,082)	309,260	(3,987,868)

Net assets at beginning of year	59,243,931	124,791,013	4,602,950	8,590,818
Net assets at end of year	$ 71,866,959	$ 59,243,931	$ 4,912,210	$ 4,602,950

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RE1 Sub-Account		RES Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (21,998)	$ (290,271)	$ 346,069	$ (1,420,920)
Net realized (losses) gains	(803,822)	993,534	(4,812,525)	2,983,598
Net change in unrealized appreciation/depreciation	5,387,042	(10,950,367)	39,090,639	(86,833,195)
Net increase (decrease) from operations	4,561,222	(10,247,104)	34,624,183	(85,270,517)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	43,366	220,781	1,225,879	2,158,131
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,419,815)	2,869,146	(5,322,621)	(8,593,874)
Withdrawals, surrenders, annuitizations
and contract charges	(2,592,152)	(3,211,199)	(16,050,078)	(36,664,982)
Net accumulation activity	(4,968,601)	(121,272)	(20,146,820)	(43,100,725)

Annuitization Activity:
Annuitizations	-	2,311	15,482	78,735
Annuity payments and contract charges	(1,934)	(2,397)	(87,753)	(121,412)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(349)	360	(100,779)	47,287
Net annuitization activity	(2,283)	274	(173,050)	4,610

Net decrease from contract owner transactions	(4,970,884)	(120,998)	(20,319,870)	(43,096,115)

Total (decrease) increase in net assets	(409,662)	(10,368,102)	14,304,313	(128,366,632)

Net assets at beginning of year	17,668,776	28,036,878	129,451,544	257,818,176
Net assets at end of year	$ 17,259,114	$ 17,668,776	$ 143,755,857	$ 129,451,544

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GTR Sub-Account		GT2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 5,524,322	$ 4,671,527	$ 681,850	$ 633,313
Net realized (losses) gains	(4,462,992)	9,908,542	(1,258,143)	673,413
Net change in unrealized appreciation/depreciation	9,136,568	(35,473,195)	1,796,666	(4,518,492)
Net increase (decrease) from operations	10,197,898	(20,893,126)	1,220,373	(3,211,766)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	566,094	1,313,369	39,020	181,990
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,104,959)	(5,436,060)	(256,923)	(1,796,991)
Withdrawals, surrenders, annuitizations
and contract charges	(10,066,362)	(25,421,666)	(2,190,371)	(2,591,327)
Net accumulation activity	(10,605,227)	(29,544,357)	(2,408,274)	(4,206,328)

Annuitization Activity:
Annuitizations	-	38,917	-	-
Annuity payments and contract charges	(123,959)	(98,702)	(1,864)	(2,135)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(50,119)	53,124	(272)	38
Net annuitization activity	(174,078)	(6,661)	(2,136)	(2,097)

Net decrease from contract owner transactions	(10,779,305)	(29,551,018)	(2,410,410)	(4,208,425)

Total decrease in net assets	(581,407)	(50,444,144)	(1,190,037)	(7,420,191)

Net assets at beginning of year	89,967,387	140,411,531	12,354,205	19,774,396
Net assets at end of year	$ 89,385,980	$ 89,967,387	$ 11,164,168	$ 12,354,205

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	GSS Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 7,418,283	$ 9,515,131	$ 6,547,199	$ 8,882,499
Net realized gains (losses)	294,544	(4,206,481)	2,355,781	(271,475)
Net change in unrealized appreciation/depreciation	(1,350,008)	10,115,961	(1,652,614)	8,341,737
Net increase from operations	6,362,819	15,424,611	7,250,366	16,952,761

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,833,654	3,333,866	88,924,518	18,938,384
Transfers between Sub-Accounts
(including the Fixed Account), net	15,675,194	7,830,704	80,488,037	(41,727,641)
Withdrawals, surrenders, annuitizations
and contract charges	(35,334,308)	(60,110,743)	(38,569,061)	(39,435,693)
Net accumulation activity	(17,825,460)	(48,946,173)	130,843,494	(62,224,950)

Annuitization Activity:
Annuitizations	35,811	67,828	11,228	35,445
Annuity payments and contract charges	(219,912)	(432,403)	(44,305)	(24,472)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(7,722)	(285,595)	(5,757)	(4,578)
Net annuitization activity	(191,823)	(650,170)	(38,834)	6,395

Net (decrease) increase from contract owner transactions	(18,017,283)	(49,596,343)	130,804,660	(62,218,555)

Total (decrease) increase in net assets	(11,654,464)	(34,171,732)	138,055,026	(45,265,794)

Net assets at beginning of year	213,486,283	247,658,015	236,492,256	281,758,050
Net assets at end of year	$ 201,831,819	$ 213,486,283	$ 374,547,282	$ 236,492,256

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	EGS Sub-Account		HYS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (1,419,223)	$ (2,132,796)	$ 7,642,618	$ 9,267,135
Net realized (losses) gains	(2,594,517)	4,690,204	(10,112,246)	(7,617,904)
Net change in unrealized appreciation/depreciation	42,536,189	(82,452,921)	37,293,494	(37,148,994)
Net increase (decrease) from operations	38,522,449	(79,895,513)	34,823,866	(35,499,763)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	850,190	1,475,192	627,259	1,406,391
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,423,500)	(5,032,629)	(748,121)	(4,053,813)
Withdrawals, surrenders, annuitizations
and contract charges	(15,445,856)	(35,101,251)	(12,476,849)	(28,399,802)
Net accumulation activity	(17,019,166)	(38,658,688)	(12,597,711)	(31,047,224)

Annuitization Activity:
Annuitizations	15,375	40,290	46,814	1,626
Annuity payments and contract charges	(64,235)	(98,557)	(72,918)	(86,404)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(67,605)	(30,269)	(132,144)	101,980
Net annuitization activity	(116,465)	(88,536)	(158,248)	17,202

Net decrease from contract owner transactions	(17,135,631)	(38,747,224)	(12,755,959)	(31,030,022)

Total increase (decrease) in net assets	21,386,818	(118,642,737)	22,067,907	(66,529,785)

Net assets at beginning of year	119,597,619	238,240,356	78,775,038	145,304,823
Net assets at end of year	$ 140,984,437	$ 119,597,619	$ 100,842,945	$ 78,775,038

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFC Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 7,519,897	$ 8,681,464	$ (182,654)	$ (92,371)
Net realized (losses) gains	(17,719,236)	(7,445,076)	(5,062,003)	23,698,205
Net change in unrealized appreciation/depreciation	45,102,485	(36,952,373)	24,250,775	(68,083,596)
Net increase (decrease) from operations	34,903,146	(35,715,985)	19,006,118	(44,477,762)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	589,555	4,922,577	489,089	836,671
Transfers between Sub-Accounts
(including the Fixed Account), net	(18,450,844)	5,838,182	(1,247,926)	(1,380,089)
Withdrawals, surrenders, annuitizations
and contract charges	(12,427,818)	(16,382,513)	(8,103,960)	(20,503,955)
Net accumulation activity	(30,289,107)	(5,621,754)	(8,862,797)	(21,047,373)

Annuitization Activity:
Annuitizations	-	11,842	8,735	1,594
Annuity payments and contract charges	(6,836)	(14,113)	(22,172)	(49,092)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,242)	558	(23,230)	10,258
Net annuitization activity	(10,078)	(1,713)	(36,667)	(37,240)

Net decrease from contract owner transactions	(30,299,185)	(5,623,467)	(8,899,464)	(21,084,613)

Total increase (decrease) in net assets	4,603,961	(41,339,452)	10,106,654	(65,562,375)

Net assets at beginning of year	91,248,270	132,587,722	59,050,183	124,612,558
Net assets at end of year	$ 95,852,231	$ 91,248,270	$ 69,156,837	$ 59,050,183

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	IG1 Sub-Account		MII Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (158,988)	$ (113,288)	$ 1,009,827	$ (308,036)
Net realized (losses) gains	(3,006,890)	3,255,325	(4,860,541)	7,155,091
Net change in unrealized appreciation/depreciation	8,871,840	(14,702,660)	14,751,718	(38,034,612)
Net increase (decrease) from operations	5,705,962	(11,560,623)	10,901,004	(31,187,557)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,046,971	2,070,762	519,544	1,154,450
Transfers between Sub-Accounts
(including the Fixed Account), net	1,972,464	2,038,506	(2,233,378)	(8,847,777)
Withdrawals, surrenders, annuitizations
and contract charges	(2,392,983)	(2,523,450)	(6,251,767)	(18,687,229)
Net accumulation activity	2,626,452	1,585,818	(7,965,601)	(26,380,556)

Annuitization Activity:
Annuitizations	-	-	29,546	-
Annuity payments and contract charges	-	-	(28,547)	(39,236)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(212)	374	(38,686)	10,258
Net annuitization activity	(212)	374	(37,687)	(28,978)

Net increase (decrease) from contract owner transactions	2,626,240	1,586,192	(8,003,288)	(26,409,534)

Total increase (decrease) in net assets	8,332,202	(9,974,431)	2,897,716	(57,597,091)

Net assets at beginning of year	16,461,538	26,435,969	56,116,944	113,714,035
Net assets at end of year	$ 24,793,740	$ 16,461,538	$ 59,014,660	$ 56,116,944

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MI1 Sub-Account		M1B Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 2,584,303	$ (1,618,258)	$ (616,446)	$ (1,078,693)
Net realized (losses) gains	(23,986,091)	3,615,254	(2,286,725)	2,788,643
Net change in unrealized appreciation/depreciation	60,566,267	(82,613,237)	20,504,066	(37,352,516)
Net increase (decrease) from operations	39,164,479	(80,616,241)	17,600,895	(35,642,566)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,286,952	28,581,425	494,113	680,678
Transfers between Sub-Accounts
(including the Fixed Account), net	(15,837,906)	20,304,253	11,003,370	(4,377,418)
Withdrawals, surrenders, annuitizations
and contract charges	(11,862,883)	(12,539,127)	(9,746,494)	(15,453,894)
Net accumulation activity	(22,413,837)	36,346,551	1,750,989	(19,150,634)

Annuitization Activity:
Annuitizations	3,231	-	-	4,875
Annuity payments and contract charges	(240)	-	(2,336)	(2,518)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(645)	-	(451)	238
Net annuitization activity	2,346	-	(2,787)	2,595

Net (decrease) increase from contract owner transactions	(22,411,491)	36,346,551	1,748,202	(19,148,039)

Total increase (decrease) in net assets	16,752,988	(44,269,690)	19,349,097	(54,790,605)

Net assets at beginning of year	167,431,706	211,701,396	53,180,723	107,971,328
Net assets at end of year	$ 184,184,694	$ 167,431,706	$ 72,529,820	$ 53,180,723

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MCS Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (238,512)	$ (451,751)	$ (232,698)	$ (374,680)
Net realized (losses) gains	(1,973,662)	924,270	(2,010,677)	675,111
Net change in unrealized appreciation/depreciation	8,024,782	(19,116,158)	7,027,972	(14,452,557)
Net increase (decrease) from operations	5,812,608	(18,643,639)	4,784,597	(14,152,126)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	274,860	394,078	131,134	128,752
Transfers between Sub-Accounts
(including the Fixed Account), net	620,372	(3,014,995)	(1,018,657)	959,092
Withdrawals, surrenders, annuitizations
and contract charges	(2,204,642)	(7,849,494)	(2,294,551)	(4,585,968)
Net accumulation activity	(1,309,410)	(10,470,411)	(3,182,074)	(3,498,124)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(5,286)	(11,730)	(820)	(1,435)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,750)	6,429	(342)	691
Net annuitization activity	(8,036)	(5,301)	(1,162)	(744)

Net decrease from contract owner transactions	(1,317,446)	(10,475,712)	(3,183,236)	(3,498,868)

Total increase (decrease) in net assets	4,495,162	(29,119,351)	1,601,361	(17,650,994)

Net assets at beginning of year	15,794,789	44,914,140	14,019,215	31,670,209
Net assets at end of year	$ 20,289,951	$ 15,794,789	$ 15,620,576	$ 14,019,215

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MCV Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20097	2008	2009	2008
Operations:
Net investment income (loss)	$ 79,455	$ (83,543)	$ (2,481,641)	$ 1,155,321
Net realized (losses) gains	(5,606,785)	833,445	-	-
Net change in unrealized appreciation/depreciation	8,691,045	(8,800,826)	-	-
Net increase (decrease) from operations	3,163,715	(8,050,924)	(2,481,641)	1,155,321

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,518	70,626	4,124,362	6,291,820
Transfers between Sub-Accounts
(including the Fixed Account), net	(12,623,392)	95,431	18,248,674	152,542,706
Withdrawals, surrenders, annuitizations
and contract charges	(1,615,691)	(2,909,638)	(75,680,104)	(149,490,605)
Net accumulation activity	(14,208,565)	(2,743,581)	(53,307,068)	9,343,921

Annuitization Activity:
Annuitizations	-	-	169,030	22,633
Annuity payments and contract charges	(2,546)	(2,605)	(197,115)	(230,515)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	904	(29)	(8,189)	(12,854)
Net annuitization activity	(1,642)	(2,634)	(36,274)	(220,736)

Net (decrease) increase from contract owner transactions	(14,210,207)	(2,746,215)	(53,343,342)	9,123,185

Total (decrease) increase in net assets	(11,046,492)	(10,797,139)	(55,824,983)	10,278,506

Net assets at beginning of year	11,046,492	21,843,631	198,802,618	188,524,112
Net assets at end of year	$ -	$ 11,046,492	$ 142,977,635	$ 198,802,618

7 Effective December 2, 2009, MCV Sub-Account was closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MM1 Sub-Account		NWD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (3,499,327)	$ 38,827	$ (754,636)	$ (1,038,678)
Net realized (losses) gains	-	-	(2,579,565)	16,022,128
Net change in unrealized appreciation/depreciation	-	-	28,377,968	(47,770,550)
Net (decrease) increase from operations	(3,499,327)	38,827	25,043,767	(32,787,100)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,894,845	23,242,209	566,097	670,464
Transfers between Sub-Accounts
(including the Fixed Account), net	26,521,576	83,305,534	(3,164,718)	(3,338,961)
Withdrawals, surrenders, annuitizations
and contract charges	(72,618,651)	(97,525,549)	(7,308,836)	(17,891,055)
Net accumulation activity	(44,202,230)	9,022,194	(9,907,457)	(20,559,552)

Annuitization Activity:
Annuitizations	-	46,684	-	1,463
Annuity payments and contract charges	(23,519)	(24,793)	(23,900)	(39,276)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,108)	(1,711)	(15,783)	10,136
Net annuitization activity	(24,627)	20,180	(39,683)	(27,677)

Net (decrease) increase from contract owner transactions	(44,226,857)	9,042,374	(9,947,140)	(20,587,229)

Total (decrease) increase in net assets	(47,726,184)	9,081,201	15,096,627	(53,374,329)

Net assets at beginning of year	228,570,494	219,489,293	45,645,465	99,019,794
Net assets at end of year	$ 180,844,310	$ 228,570,494	$ 60,742,092	$ 45,645,465

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	M1A Sub-Account		RIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (1,380,295)	$ (1,859,387)	$ 680,687	$ 246,778
Net realized (losses) gains	(13,649,926)	18,358,239	(3,997,513)	16,064,125
Net change in unrealized appreciation/depreciation	53,998,286	(65,625,870)	13,395,171	(52,344,850)
Net increase (decrease) from operations	38,968,065	(49,127,018)	10,078,345	(36,033,947)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	391,926	891,468	384,346	795,703
Transfers between Sub-Accounts
(including the Fixed Account), net	(22,293,310)	(173,955)	(1,943,048)	(5,880,291)
Withdrawals, surrenders, annuitizations
and contract charges	(9,002,385)	(11,851,478)	(4,527,811)	(16,729,408)
Net accumulation activity	(30,903,769)	(11,133,965)	(6,086,513)	(21,813,996)

Annuitization Activity:
Annuitizations	-	6,919	-	23,610
Annuity payments and contract charges	(6,781)	(9,819)	(19,738)	(32,369)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,416)	1,629	3,200	(21,842)
Net annuitization activity	(9,197)	(1,271)	(16,538)	(30,601)

Net decrease from contract owner transactions	(30,912,966)	(11,135,236)	(6,103,051)	(21,844,597)

Total increase (decrease) in net assets	8,055,099	(60,262,254)	3,975,294	(57,878,544)

Net assets at beginning of year	77,933,950	138,196,204	40,321,119	98,199,663
Net assets at end of year	$ 85,989,049	$ 77,933,950	$ 44,296,413	$ 40,321,119

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	RI1 Sub-Account		SIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 1,424,114	$ (325,438)	$ 2,980,968	$ 2,706,773
Net realized (losses) gains	(19,452,501)	21,760,071	(1,547,433)	(2,364,524)
Net change in unrealized appreciation/depreciation	46,650,279	(103,123,422)	6,273,441	(5,950,212)
Net increase (decrease) from operations	28,621,892	(81,688,789)	7,706,976	(5,607,963)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,087,211	7,332,010	540,071	437,745
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,754,012)	6,997,669	5,156,088	(1,559,022)
Withdrawals, surrenders, annuitizations
and contract charges	(11,713,433)	(16,895,001)	(4,744,182)	(11,297,463)
Net accumulation activity	(17,380,234)	(2,565,322)	951,977	(12,418,740)

Annuitization Activity:
Annuitizations	700	-	26,498	-
Annuity payments and contract charges	(2,575)	(6,264)	(27,819)	(25,301)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(534)	793	(3,426)	2,479
Net annuitization activity	(2,409)	(5,471)	(4,747)	(22,822)

Net (decrease) increase from contract owner transactions	(17,382,643)	(2,570,793)	947,230	(12,441,562)

Total increase (decrease) in net assets	11,239,249	(84,259,582)	8,654,206	(18,049,525)

Net assets at beginning of year	107,197,293	191,456,875	29,958,353	48,007,878
Net assets at end of year	$ 118,436,542	$ 107,197,293	$ 38,612,559	$ 29,958,353

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SI1 Sub-Account		TEC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 1,010,979	$ 998,687	$ (166,489)	$ (220,131)
Net realized (losses) gains	(983,457)	(1,052,107)	13,019	1,432,250
Net change in unrealized appreciation/depreciation	2,472,207	(2,187,017)	6,207,010	(10,544,761)
Net increase (decrease) from operations	2,499,729	(2,240,437)	6,053,540	(9,332,642)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	149,980	328,780	109,292	207,463
Transfers between Sub-Accounts
(including the Fixed Account), net	738,289	(2,192,075)	1,853,248	(150,371)
Withdrawals, surrenders, annuitizations
and contract charges	(3,098,685)	(3,967,116)	(1,534,576)	(3,834,686)
Net accumulation activity	(2,210,416)	(5,830,411)	427,964	(3,777,594)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(2,814)	(2,919)	(2,696)	(2,612)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(577)	46	(3,072)	2,084
Net annuitization activity	(3,391)	(2,873)	(5,768)	(528)

Net (decrease) increase from contract owner transactions	(2,213,807)	(5,833,284)	422,196	(3,778,122)

Total increase (decrease) in net assets	285,922	(8,073,721)	6,475,736	(13,110,764)

Net assets at beginning of year	10,869,245	18,942,966	8,055,874	21,166,638
Net assets at end of year	$ 11,155,167	$ 10,869,245	$ 14,531,610	$ 8,055,874

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	TE1 Sub-Account		TRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (22,141)	$ (35,898)	$ 12,919,506	$ 15,024,106
Net realized (losses) gains	(14,098)	140,975	(28,795,151)	42,096,492
Net change in unrealized appreciation/depreciation	775,430	(1,584,047)	92,913,041	(235,815,307)
Net increase (decrease) from operations	739,191	(1,478,970)	77,037,396	(178,694,709)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,150	25,856	5,269,646	7,622,794
Transfers between Sub-Accounts
(including the Fixed Account), net	308,500	(406,723)	(8,391,662)	(39,177,583)
Withdrawals, surrenders, annuitizations
and contract charges	(267,967)	(703,779)	(75,634,734)	(151,698,609)
Net accumulation activity	44,683	(1,084,646)	(78,756,750)	(183,253,398)

Annuitization Activity:
Annuitizations	-	-	470,978	235,719
Annuity payments and contract charges	-	-	(659,148)	(840,946)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(368,017)	230,678
Net annuitization activity	-	-	(556,187)	(374,549)

Net increase (decrease) from contract owner transactions	44,683	(1,084,646)	(79,312,937)	(183,627,947)

Total increase (decrease) in net assets	783,874	(2,563,616)	(2,275,541)	(362,322,656)

Net assets at beginning of year	989,205	3,552,821	537,334,088	899,656,744
Net assets at end of year	$ 1,773,079	$ 989,205	$ 535,058,547	$ 537,334,088

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFJ Sub-Account		UTS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 11,639,865	$ 10,878,764	$ 5,566,945	$ 1,246,777
Net realized (losses) gains	(29,318,022)	36,049,944	4,145,977	73,620,921
Net change in unrealized appreciation/depreciation	116,721,907	(234,778,817)	32,847,752	(183,284,733)
Net increase (decrease) from operations	99,043,750	(187,850,109)	42,560,674	(108,417,035)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	102,698,269	76,585,680	1,966,038	4,060,458
Transfers between Sub-Accounts
(including the Fixed Account), net	4,858,031	(38,882,944)	(6,095,817)	(15,914,216)
Withdrawals, surrenders, annuitizations
and contract charges	(68,510,123)	(85,164,960)	(20,329,609)	(54,166,314)
Net accumulation activity	39,046,177	(47,462,224)	(24,459,388)	(66,020,072)

Annuitization Activity:
Annuitizations	-	-	-	173,310
Annuity payments and contract charges	(46,122)	(73,731)	(95,989)	(123,356)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(6,476)	(14,668)	(111,503)	16,216
Net annuitization activity	(52,598)	(88,399)	(207,492)	66,170

Net increase (decrease) from contract owner transactions	38,993,579	(47,550,623)	(24,666,880)	(65,953,902)

Total increase (decrease) in net assets	138,037,329	(235,400,732)	17,893,794	(174,370,937)

Net assets at beginning of year	605,101,294	840,502,026	155,230,961	329,601,898
Net assets at end of year	$ 743,138,623	$ 605,101,294	$ 173,124,755	$ 155,230,961

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MFE Sub-Account		MVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 2,316,962	$ (9,042)	$ 449,881	$ 919,709
Net realized (losses) gains	(8,997,826)	21,418,568	(5,294,141)	42,210,181
Net change in unrealized appreciation/depreciation	29,193,021	(67,130,219)	24,470,526	(115,973,797)
Net increase (decrease) from operations	22,512,157	(45,720,693)	19,626,266	(72,843,907)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18,400,084	14,443,610	1,859,869	2,293,910
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,736,514)	5,936,096	(4,576,732)	(16,364,913)
Withdrawals, surrenders, annuitizations
and contract charges	(8,485,644)	(10,744,707)	(15,714,329)	(47,224,351)
Net accumulation activity	6,177,926	9,634,999	(18,431,192)	(61,295,354)

Annuitization Activity:
Annuitizations	-	6,333	49,428	144,176
Annuity payments and contract charges	(4,458)	(6,150)	(106,856)	(116,809)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,070)	917	(14,717)	8,122
Net annuitization activity	(5,528)	1,100	(72,145)	35,489

Net increase (decrease) from contract owner transactions	6,172,398	9,636,099	(18,503,337)	(61,259,865)

Total increase (decrease) in net assets	28,684,555	(36,084,594)	1,122,929	(134,103,772)

Net assets at beginning of year	72,955,216	109,039,810	124,630,580	258,734,352
Net assets at end of year	$ 101,639,771	$ 72,955,216	$ 125,753,509	$ 124,630,580

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	MV1 Sub-Account		OBV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20098	2008	2009	2008
Operations:
Net investment (loss) income	$ (109,988)	$ (277,201)	$ (136,946)	$ 7,724
Net realized (losses) gains	(17,395,189)	22,705,262	(639,762)	(218,469)
Net change in unrealized appreciation/depreciation	52,460,984	(87,318,131)	2,481,810	(1,449,188)
Net increase (decrease) from operations	34,955,807	(64,890,070)	1,705,102	(1,659,933)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	19,268,046	65,445,909	4,908,414	2,208,072
Transfers between Sub-Accounts
(including the Fixed Account), net	21,492,060	41,147,148	3,027,370	1,189,580
Withdrawals, surrenders, annuitizations
and contract charges	(18,522,418)	(20,663,417)	(319,144)	(211,927)
Net accumulation activity	22,237,688	85,929,640	7,616,640	3,185,725

Annuitization Activity:
Annuitizations	-	6,276	-	-
Annuity payments and contract charges	(4,459)	(5,966)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(870)	672	-	-
Net annuitization activity	(5,329)	982	-	-

Net increase from contract owner transactions	22,232,359	85,930,622	7,616,640	3,185,725

Total increase in net assets	57,188,166	21,040,552	9,321,742	1,525,792

Net assets at beginning of year	159,243,510	138,202,958	3,574,079	2,048,287
Net assets at end of year	$ 216,431,676	$ 159,243,510	$ 12,895,821	$ 3,574,079

8 Effective June 29, 2009, SVS Sub-Account closed and merged with MV1 Sub-Account.  Effective December 4, 2009, MCV Sub-Account was merged into MV1 Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OCA Sub-Account		OGG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (415,562)	$ (567,695)	$ 50,667	$ (150,205)
Net realized (losses) gains	(1,740,241)	842,383	(3,138,959)	673,019
Net change in unrealized appreciation/depreciation	10,289,186	(17,700,232)	11,413,938	(17,445,513)
Net increase (decrease) from operations	8,133,383	(17,425,544)	8,325,646	(16,922,699)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,221,732	1,779,018	2,668,200	2,775,670
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,388,766)	761,735	(2,044,549)	(1,534,773)
Withdrawals, surrenders, annuitizations
and contract charges	(3,062,091)	(5,364,414)	(2,375,467)	(4,356,955)
Net accumulation activity	(1,229,125)	(2,823,661)	(1,751,816)	(3,116,058)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,396)	(1,972)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(453)	453	-	-
Net annuitization activity	(1,849)	(1,519)	-	-

Net decrease from contract owner transactions	(1,230,974)	(2,825,180)	(1,751,816)	(3,116,058)

Total increase (decrease) in net assets	6,902,409	(20,250,724)	6,573,830	(20,038,757)

Net assets at beginning of year	21,043,470	41,294,194	23,751,907	43,790,664
Net assets at end of year	$ 27,945,879	$ 21,043,470	$ 30,325,737	$ 23,751,907

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	OMG Sub-Account		OMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment loss	$ (458,437)	$ (3,095,791)	$ (108,947)	$ (192,561)
Net realized (losses) gains	(49,788,313)	37,784,752	(1,130,965)	106,568
Net change in unrealized appreciation/depreciation	167,693,037	(317,777,139)	4,277,920	(5,916,365)
Net increase (decrease) from operations	117,446,287	(283,088,178)	3,038,008	(6,002,358)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,882,765	43,038,618	99,639	224,448
Transfers between Sub-Accounts
(including the Fixed Account), net	(48,780,147)	53,658,481	(378,651)	(799,123)
Withdrawals, surrenders, annuitizations
and contract charges	(42,845,350)	(54,168,772)	(960,800)	(1,371,556)
Net accumulation activity	(88,742,732)	42,528,327	(1,239,812)	(1,946,231)

Annuitization Activity:
Annuitizations	2,914	33,952	-	-
Annuity payments and contract charges	(17,268)	(22,192)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,814)	1,657	-	-
Net annuitization activity	(17,168)	13,417	-	-

Net (decrease) increase from contract owner transactions	(88,759,900)	42,541,744	(1,239,812)	(1,946,231)

Total increase (decrease) in net assets	28,686,387	(240,546,434)	1,798,196	(7,948,589)

Net assets at beginning of year	465,958,080	706,504,514	9,053,263	17,001,852
Net assets at end of year	$ 494,644,467	$ 465,958,080	$ 10,851,459	$ 9,053,263

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PRA Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 201,534	$ 195,818	$ 2,122,427	$ 1,257,308
Net realized (losses) gains	(329,139)	(240,986)	(7,538,345)	1,908,438
Net change in unrealized appreciation/depreciation	821,675	(938,513)	21,545,083	(26,382,238)
Net increase (decrease) from operations	694,070	(983,681)	16,129,165	(23,216,492)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	56,838	315,778	8,273,516	21,370,531
Transfers between Sub-Accounts
(including the Fixed Account), net	10,359	1,600,815	1,216,242	30,829,259
Withdrawals, surrenders, annuitizations
and contract charges	(372,658)	(935,568)	(3,131,071)	(2,430,459)
Net accumulation activity	(305,461)	981,025	6,358,687	49,769,331

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(305,461)	981,025	6,358,687	49,769,331

Total increase (decrease) in net assets	388,609	(2,656)	22,487,852	26,552,839

Net assets at beginning of year	3,799,922	3,802,578	38,163,263	11,610,424
Net assets at end of year	$ 4,188,531	$ 3,799,922	$ 60,651,115	$ 38,163,263

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PMB Sub-Account		6TT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	20099	2008
Operations:
Net investment income	$ 492,756	$ 538,083	$ 46,981	$ -
Net realized (losses) gains	(756,266)	(12,676)	127,336	-
Net change in unrealized appreciation/depreciation	2,993,033	(2,637,948)	69,117	-
Net increase (decrease) from operations	2,729,523	(2,112,541)	243,434	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,003,485	1,436,618	14,340,254	-
Transfers between Sub-Accounts
(including the Fixed Account), net	2,021,002	(402,004)	7,761,383	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,293,677)	(1,592,400)	(264,617)	-
Net accumulation activity	3,730,810	(557,786)	21,837,020	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	3,730,810	(557,786)	21,837,020	-

Total increase (decrease) in net assets	6,460,333	(2,670,327)	22,080,454	-

Net assets at beginning of year	9,715,387	12,385,714	-	-
Net assets at end of year	$ 16,175,720	$ 9,715,387	$ 22,080,454	$ -

9 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PLD Sub-Account		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200910	2008	2009	2008
Operations:
Net investment income	$ 896,507	$ 18,960,034	$ 1,602,073	$ 1,574,721
Net realized (losses) gains	(36,513,157)	3,336,368	3,926,929	(1,260,711)
Net change in unrealized appreciation/depreciation	26,235,500	(42,227,842)	12,336,414	(12,918,618)
Net (decrease) increase from operations	(9,381,150)	(19,931,440)	17,865,416	(12,604,608)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	501,696	52,757,006	980,506	42,002,487
Transfers between Sub-Accounts
(including the Fixed Account), net	(583,044,217)	(228,760,224)	3,601,975	39,714,443
Withdrawals, surrenders, annuitizations
and contract charges	(7,146,246)	(69,755,366)	(11,285,067)	(9,959,865)
Net accumulation activity	(589,688,767)	(245,758,584)	(6,702,586)	71,757,065

Annuitization Activity:
Annuitizations	-	24,359	-	-
Annuity payments and contract charges	(3,994)	(30,738)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	12,358	(2,506)	-	-
Net annuitization activity	8,364	(8,885)	-	-

Net (decrease) increase from contract owner transactions	(589,680,403)	(245,767,469)	(6,702,586)	71,757,065

Total (decrease) increase in net assets	(599,061,553)	(265,698,909)	11,162,830	59,152,457

Net assets at beginning of year	599,061,553	864,760,462	112,568,613	53,416,156
Net assets at end of year	$ -	$ 599,061,553	$ 123,731,443	$ 112,568,613

10Effective February 23, 2009, PLD Sub-Account was closed and merged into SDC Sub-Account.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	PTR Sub-Account		1XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200810
Operations:
Net investment income (loss)	$ 12,751,565	$ 8,786,261	$ (45,127)	$ (853)
Net realized gains (losses)	16,274,355	8,166,242	242,402	(167)
Net change in unrealized appreciation/depreciation	11,748,334	(8,531,946)	552,067	22,164
Net increase from operations	40,774,254	8,420,557	749,342	21,144

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,304,521	110,719,979	2,585,782	109,861
Transfers between Sub-Accounts
(including the Fixed Account), net	54,917,939	2,727,152	2,198,128	288,845
Withdrawals, surrenders, annuitizations
and contract charges	(29,219,923)	(28,650,850)	(65,381)	(2,133)
Net accumulation activity	29,002,537	84,796,281	4,718,529	396,573

Annuitization Activity:
Annuitizations	2,317	58,469	-	-
Annuity payments and contract charges	(12,065)	(9,215)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,785)	(2,494)	-	-
Net annuitization activity	(12,533)	46,760	-	-

Net increase from contract owner transactions	28,990,004	84,843,041	4,718,529	396,573

Total increase in net assets	69,764,258	93,263,598	5,467,871	417,717

Net assets at beginning of year	337,147,301	243,883,703	417,717	-
Net assets at end of year	$ 406,911,559	$ 337,147,301	$ 5,885,588	$ 417,717

10 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	3XX Sub-Account		5XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200812	2009	200812
Operations:
Net investment income (loss)	$ 18,696	$ (25)	$ 29,914	$ 3,079
Net realized gains (losses)	104,387	(199)	1,295,805	1,907
Net change in unrealized appreciation/depreciation	110,826	1,220	930,173	73,324
Net increase from operations	233,909	996	2,255,892	78,310

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	897,347	58,021	37,412,305	1,435,115
Transfers between Sub-Accounts
(including the Fixed Account), net	397,952	10,531	32,818,696	1,163,815
Withdrawals, surrenders, annuitizations
and contract charges	(14,324)	(27)	(1,035,146)	(3,544)
Net accumulation activity	1,280,975	68,525	69,195,855	2,595,386

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,280,975	68,525	69,195,855	2,595,386

Total increase in net assets	1,514,884	69,521	71,451,747	2,673,696

Net assets at beginning of year	69,521	-	2,673,696	-
Net assets at end of year	$ 1,584,405	$ 69,521	$ 74,125,443	$ 2,673,696

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SVV Sub-Account		2XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200812
Operations:
Net investment loss	$ (2,226,385)	$ (449,209)	$ (38,160)	$ (264)
Net realized (losses) gains	(8,143,026)	(836,540)	228,446	(237)
Net change in unrealized appreciation/depreciation	57,355,303	(27,022,672)	993,819	7,327
Net increase (decrease) from operations	46,985,892	(28,308,421)	1,184,105	6,826

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	82,069,989	49,360,683	3,012,503	72,097
Transfers between Sub-Accounts
(including the Fixed Account), net	16,279,294	32,083,258	1,953,762	131,435
Withdrawals, surrenders, annuitizations
and contract charges	(5,362,986)	(1,570,473)	(72,056)	(936)
Net accumulation activity	92,986,297	79,873,468	4,894,209	202,596

Annuitization Activity:
Annuitizations	-	5,077	-	-
Annuity payments and contract charges	(2,403)	(1,993)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(535)	(666)	-	-
Net annuitization activity	(2,938)	2,418	-	-

Net increase from contract owner transactions	92,983,359	79,875,886	4,894,209	202,596

Total increase in net assets	139,969,251	51,567,465	6,078,314	209,422

Net assets at beginning of year	78,407,076	26,839,611	209,422	-
Net assets at end of year	$ 218,376,327	$ 78,407,076	$ 6,287,736	$ 209,422

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SGC Sub-Account		S13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20094	200811	2009	200811
Operations:
Net investment (loss) income	$ (283,997)	$ 4,834	$ (28,700)	$ 341
Net realized gains (losses)	8,042,644	(157,794)	997,828	(320,615)
Net change in unrealized appreciation/depreciation	16,441,377	(166,577)	1,985,519	(619,227)
Net increase (decrease) from operations	24,200,024	(319,537)	2,954,647	(939,501)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	315,497	(12,663)	7,731,120	2,960,976
Transfers between Sub-Accounts
(including the Fixed Account), net	43,241,802	1,864,151	3,991,118	1,297,662
Withdrawals, surrenders, annuitizations
and contract charges	(4,404,265)	(14,929)	(278,735)	(70,772)
Net accumulation activity	39,153,034	1,836,559	11,443,503	4,187,866

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(2,627)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,501)	-	-	-
Net annuitization activity	(5,128)	-	-	-

Net increase from contract owner transactions	39,147,906	1,836,559	11,443,503	4,187,866

Total increase in net assets	63,347,930	1,517,022	14,398,150	3,248,365

Net assets at beginning of year	1,517,022	-	3,248,365	-
Net assets at end of year	$ 64,864,952	$ 1,517,022	$ 17,646,515	$ 3,248,365

4 Effective February 23, 2009, LA2 Sub-Account was closed and merged into SGC Sub-Account.

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SDC Sub-Account		S15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	200910	200811	2009	200811
Operations:
Net investment income	$ 1,002,404	$ 89,726	$ 78,662	$ 90,847
Net realized gains	6,721,575	220,000	1,148,443	241,430
Net change in unrealized appreciation/depreciation	4,342,710	719,321	178,552	1,269,682
Net increase from operations	12,066,689	1,029,047	1,405,657	1,601,959

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,754,319	892,047	19,072,856	48,480,916
Transfers between Sub-Accounts
(including the Fixed Account), net	670,983,264	37,602,758	26,140,772	9,856,968
Withdrawals, surrenders, annuitizations
and contract charges	(53,040,759)	(2,821,536)	(3,840,567)	(1,700,861)
Net accumulation activity	621,696,824	35,673,269	41,373,061	56,637,023

Annuitization Activity:
Annuitizations	4,862	-	-	-
Annuity payments and contract charges	(20,604)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,998)	-	-	-
Net annuitization activity	(19,740)	-	-	-

Net increase from contract owner transactions	621,677,084	35,673,269	41,373,061	56,637,023

Total increase in net assets	633,743,773	36,702,316	42,778,718	58,238,982

Net assets at beginning of year	36,702,316	-	58,238,982	-
Net assets at end of year	$ 670,446,089	$ 36,702,316	$ 101,017,700	$ 58,238,982

10 Effective February 23, 2009, PLD Sub-Account was closed and merged into SDC Sub-Account.

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	7XX Sub-Account		8XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200812	2009	200812
Operations:
Net investment loss	$ (4,119,979)	$ (49,065)	$ (3,174,142)	$ (50,886)
Net realized gains (losses)	893,877	(4,171)	2,836,479	65,613
Net change in unrealized appreciation/depreciation	65,416,111	1,342,933	55,856,382	1,587,023
Net increase from operations	62,190,009	1,289,697	55,518,719	1,601,750

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	281,975,912	30,820,658	258,437,385	25,650,532
Transfers between Sub-Accounts
(including the Fixed Account), net	158,012,588	5,697,088	80,313,237	4,369,082
Withdrawals, surrenders, annuitizations
and contract charges	(7,045,935)	(17,260)	(5,226,552)	(9,205)
Net accumulation activity	432,942,565	36,500,486	333,524,070	30,010,409

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	432,942,565	36,500,486	333,524,070	30,010,409

Total increase in net assets	495,132,574	37,790,183	389,042,789	31,612,159

Net assets at beginning of year	37,790,183	-	31,612,159	-
Net assets at end of year	$ 532,922,757	$ 37,790,183	$ 420,654,948	$ 31,612,159

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	6XX Sub-Account		SLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200812	20093	200811
Operations:
Net investment (loss) income	$ (2,909,323)	$ (47,498)	$ (3,355,561)	$ 572
Net realized gains (losses)	1,409,348	(13,334)	57,287,427	(4,939)
Net change in unrealized appreciation/depreciation	37,109,217	994,643	93,447,476	(68,398)
Net increase (decrease) from operations	35,609,242	933,811	147,379,342	(72,765)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	164,360,960	25,751,025	1,832,223	2,776
Transfers between Sub-Accounts
(including the Fixed Account), net	119,970,640	6,313,040	255,837,714	371,072
Withdrawals, surrenders, annuitizations
and contract charges	(6,720,914)	(35,598)	(28,472,050)	(3,352)
Net accumulation activity	277,610,686	32,028,467	229,197,887	370,496

Annuitization Activity:
Annuitizations	-	-	3,135	-
Annuity payments and contract charges	-	-	(8,822)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(110)	-	(11,036)	-
Net annuitization activity	(110)	-	(16,723)	-

Net increase from contract owner transactions	277,610,576	32,028,467	229,181,164	370,496

Total increase in net assets	313,219,818	32,962,278	376,560,506	297,731

Net assets at beginning of year	32,962,278	-	297,731	-
Net assets at end of year	$ 346,182,096	$ 32,962,278	$ 376,858,237	$ 297,731

3 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	S12 Sub-Account		SSA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	2009	2008
Operations:
Net investment (loss) income	$ (55,142)	$ 888	$ (50,852)	$ (86,190)
Net realized gains (losses)	625,620	(38,976)	(1,034,082)	(830,707)
Net change in unrealized appreciation/depreciation	651,398	(333,036)	2,635,960	(2,009,983)
Net increase (decrease) from operations	1,221,876	(371,124)	1,551,026	(2,926,880)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,519,210	1,487,925	3,350,261	831,644
Transfers between Sub-Accounts
(including the Fixed Account), net	2,157,625	758,499	1,654,067	(175,731)
Withdrawals, surrenders, annuitizations
and contract charges	(101,144)	(14,671)	(401,332)	(610,906)
Net accumulation activity	5,575,691	2,231,753	4,602,996	45,007

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	5,575,691	2,231,753	4,602,996	45,007

Total increase (decrease) in net assets	6,797,567	1,860,629	6,154,022	(2,881,873)

Net assets at beginning of year	1,860,629	-	4,695,884	7,577,757
Net assets at end of year	$ 8,658,196	$ 1,860,629	$ 10,849,906	$ 4,695,884

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VSC Sub-Account		S14 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	200811
Operations:
Net investment (loss) income	$ (1,885,051)	$ (1,887,637)	$ 1,124,081	$ 199,209
Net realized (losses) gains	(29,378,381)	(1,924,201)	116,464	(121,982)
Net change in unrealized appreciation/depreciation	72,125,333	(47,924,248)	3,307,005	(787,751)
Net increase (decrease) from operations	40,861,901	(51,736,086)	4,547,550	(710,524)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,013,359	37,346,650	6,671,781	4,401,214
Transfers between Sub-Accounts
(including the Fixed Account), net	(19,732,622)	29,324,050	2,582,065	7,236,437
Withdrawals, surrenders, annuitizations
and contract charges	(6,641,801)	(5,653,095)	(1,101,036)	(502,400)
Net accumulation activity	(22,361,064)	61,017,605	8,152,810	11,135,251

Annuitization Activity:
Annuitizations	1,865	-	-	-
Annuity payments and contract charges	(946)	(586)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(604)	(206)	-	-
Net annuitization activity	315	(792)	-	-

Net (decrease) increase from contract owner transactions	(22,360,749)	61,016,813	8,152,810	11,135,251

Total increase in net assets	18,501,152	9,280,727	12,700,360	10,424,727

Net assets at beginning of year	108,453,439	99,172,712	10,424,727	-
Net assets at end of year	$ 126,954,591	$ 108,453,439	$ 23,125,087	$ 10,424,727

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	4XX Sub-Account		S16 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200812	2009	200811
Operations:
Net investment income (loss)	$ 557,180	$ (8,149)	$ (557,618)	$ (206,143)
Net realized gains (losses)	3,186,627	8,382	(3,864,424)	4,758,068
Net change in unrealized appreciation/depreciation	3,891,691	439,819	13,125,868	(14,798,917)
Net increase (decrease) from operations	7,635,498	440,052	8,703,826	(10,246,992)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	119,913,455	12,971,265	1,368,979	23,058,711
Transfers between Sub-Accounts
(including the Fixed Account), net	84,808,238	2,901,746	221,030	17,751,831
Withdrawals, surrenders, annuitizations
and contract charges	(3,153,468)	(20,816)	(1,731,530)	(691,565)
Net accumulation activity	201,568,225	15,852,195	(141,521)	40,118,977

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	201,568,225	15,852,195	(141,521)	40,118,977

Total increase in net assets	209,203,723	16,292,247	8,562,305	29,871,985

Net assets at beginning of year	16,292,247	-	29,871,985	-
Net assets at end of year	$ 225,495,970	$ 16,292,247	$ 38,434,290	$ 29,871,985

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

12 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	LGF Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment (loss) income	$ (36,952)	$ (36,442)	$ 102,087	$ 30,910
Net realized (losses) gains	(280,243)	(31,267)	(3,972,234)	478,638
Net change in unrealized appreciation/depreciation	1,112,275	(1,131,457)	5,948,171	(4,922,987)
Net increase (decrease) from operations	795,080	(1,199,166)	2,078,024	(4,413,439)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	713,248	265,985	21,872	60,987
Transfers between Sub-Accounts
(including the Fixed Account), net	336,592	383,688	(1,007,810)	74,537
Withdrawals, surrenders, annuitizations
and contract charges	(94,583)	(35,232)	(1,027,809)	(2,680,906)
Net accumulation activity	955,257	614,441	(2,013,747)	(2,545,382)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(787)	(1,388)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(220)	282
Net annuitization activity	-	-	(1,007)	(1,106)

Net increase (decrease) from contract owner transactions	955,257	614,441	(2,014,754)	(2,546,488)

Total increase (decrease) in net assets	1,750,337	(584,725)	63,270	(6,959,927)

Net assets at beginning of year	1,727,419	2,312,144	6,378,152	13,338,079
Net assets at end of year	$ 3,477,756	$ 1,727,419	$ 6,441,422	$ 6,378,152

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	SRE Sub-Account		IGB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$ 1,571,582	$ 334,627	$ 893,205	$ 871,107
Net realized (losses) gains	(74,014,016)	8,008,107	(712,180)	(914,501)
Net change in unrealized appreciation/depreciation	114,996,092	(79,030,430)	5,374,708	(3,476,022)
Net increase (decrease) from operations	42,553,658	(70,687,696)	5,555,733	(3,519,416)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,115,191	19,993,505	22,717,988	3,914,836
Transfers between Sub-Accounts
(including the Fixed Account), net	(24,457,704)	18,891,697	14,645,040	(1,529,566)
Withdrawals, surrenders, annuitizations
and contract charges	(9,831,314)	(11,266,815)	(2,552,591)	(2,993,768)
Net accumulation activity	(31,173,827)	27,618,387	34,810,437	(608,498)

Annuitization Activity:
Annuitizations	3,952	4,165	-	-
Annuity payments and contract charges	(1,871)	(4,726)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(493)	436	-	-
Net annuitization activity	1,588	(125)	-	-

Net (decrease) increase from contract owner transactions	(31,172,239)	27,618,262	34,810,437	(608,498)

Total increase (decrease) in net assets	11,381,419	(43,069,434)	40,366,170	(4,127,914)

Net assets at beginning of year	117,968,404	161,037,838	19,711,311	23,839,225
Net assets at end of year	$ 129,349,823	$ 117,968,404	$ 60,077,481	$ 19,711,311

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	CMM Sub-Account		VKU Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20091	2008	2009	200811
Operations:
Net investment (loss) income	$ (1,438,558)	$ (64,174)	$ 109,102	$ 8,573
Net realized losses	-	-	(61,263)	(8,658)
Net change in unrealized appreciation/depreciation	-	-	2,596,134	(501,930)
Net (decrease) increase from operations	(1,438,558)	(64,174)	2,643,973	(502,015)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	59,648,082	26,841,260	11,190,425	3,430,115
Transfers between Sub-Accounts
(including the Fixed Account), net	32,588,625	35,785,522	3,091,216	1,470,259
Withdrawals, surrenders, annuitizations
and contract charges	(32,891,265)	(11,650,716)	(1,050,070)	(49,196)
Net accumulation activity	59,345,442	50,976,066	13,231,571	4,851,178

Annuitization Activity:
Annuitizations	117,950	102,126	-	-
Annuity payments and contract charges	(103,283)	(3,652)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(7,663)	(267)	-	-
Net annuitization activity	7,004	98,207	-	-

Net increase from contract owner transactions	59,352,446	51,074,273	13,231,571	4,851,178

Total increase in net assets	57,913,888	51,010,099	15,875,544	4,349,163

Net assets at beginning of year	52,722,915	1,712,816	4,349,163	-
Net assets at end of year	$ 110,636,803	$ 52,722,915	$ 20,224,707	$ 4,349,163

1 Effective September 25, 2009, AVW Sub-Account was liquidated.  Any money still in the fund was moved to CMM.

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VKM Sub-Account		VKC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	200811	2009	200811
Operations:
Net investment loss	$ (65,848)	$ (2,613)	$ (7,906)	$ (1,893)
Net realized (losses) gains	(53,616)	21,456	(143)	(9,840)
Net change in unrealized appreciation/depreciation	1,587,541	(214,485)	519,300	(118,080)
Net increase (decrease) from operations	1,468,077	(195,642)	511,251	(129,813)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,598,032	325,494	861,121	376,133
Transfers between Sub-Accounts
(including the Fixed Account), net	3,591,772	507,814	795,353	183,445
Withdrawals, surrenders, annuitizations
and contract charges	(294,710)	(11,533)	(30,946)	(7,120)
Net accumulation activity	6,895,094	821,775	1,625,528	552,458

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	6,895,094	821,775	1,625,528	552,458

Total increase in net assets	8,363,171	626,133	2,136,779	422,645

Net assets at beginning of year	626,133	-	422,645	-
Net assets at end of year	$ 8,989,304	$ 626,133	$ 2,559,424	$ 422,645

11 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	VLC Sub-Account		WTF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$ 370,428	$ 28,334	$ (17,693)	$ (21,866)
Net realized (losses) gains	(2,002,500)	(640,371)	(252,941)	22,246
Net change in unrealized appreciation/depreciation	5,559,554	(4,420,574)	792,759	(758,079)
Net increase (decrease) from operations	3,927,482	(5,032,611)	522,125	(757,699)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,892,351	3,608,221	41,106	21,970
Transfers between Sub-Accounts
(including the Fixed Account), net	880,664	2,079,152	(354,579)	233,377
Withdrawals, surrenders, annuitizations
and contract charges	(708,252)	(478,039)	(92,436)	(89,430)
Net accumulation activity	4,064,763	5,209,334	(405,909)	165,917

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	4,064,763	5,209,334	(405,909)	165,917

Total increase (decrease) in net assets	7,992,245	176,723	116,216	(591,782)

Net assets at beginning of year	11,079,024	10,902,301	1,001,434	1,593,216
Net assets at end of year	$ 19,071,269	$ 11,079,024	$ 1,117,650	$ 1,001,434

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	USC Sub-Account
	December 31,	December 31,
	2009	2008
Operations:
Net investment loss	$ (844)	$ (1,084)
Net realized (losses) gains	(3,043)	2,998
Net change in unrealized appreciation/depreciation	19,735	(28,799)
Net increase (decrease) from operations	15,848	(26,885)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	1
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,415)	9,649
Withdrawals, surrenders, annuitizations
and contract charges	(253)	(6,216)
Net accumulation activity	(3,668)	3,434

Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net (decrease) increase from contract owner transactions	(3,668)	3,434

Total increase (decrease) in net assets	12,180	(23,451)

Net assets at beginning of year	39,860	63,311
Net assets at end of year	$ 52,040	$ 39,860

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2009

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Choice contracts, Regatta Access contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts (collectively, the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.
6.
7.The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, selected by contract owners from available mutual funds registered under the Investment Company Act of 1940, as amended.
8.
9.Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
10.The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
11.Investments made in mutual funds are carried at fair value and are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
12.The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.

New and Adopted Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Variable Account adopted FASB ASC Topic 105 on December 31, 2009 and has updated all disclosures to reference the codification herein.

The Variable Account has adopted certain provisions of FASB ASC Topic 855, “Subsequent Events,” which were originally issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheets date, and the disclosures that the reporting entity should make about the subsequent events.  This guidance is effective for interim reporting periods ending after June 15, 2009.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09 “Subsequent Events (Topic 855)-Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2009 have been evaluated by the Variable Account’s management in accordance with ASU No. 2010-09.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)
The Variable Account has adopted certain provisions of FASB ASC Topic 820, “Fair Value Measurements”, which were originally issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320, “Investments- Debt and Equity Securities”.  The Variable Account adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In August 2009, the FASB ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update will amend FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account will adopt this guidance on January 1, 2010.  The Sponsor does not expect the adoption of this guidance to have a material impact on the Variable Account’s financial statements.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820)-Improving Disclosure about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Variable Account adopted this guidance on January 1, 2010, and will include the new disclosures prospectively, as required.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge a management fees at an annual rate ranging from 0.33% to 1.05% and 0.13 to 1.05% of the Funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (continued)
The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2009, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Regatta	1.25%	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Sun Life Financial Masters IV	1.05%	1.25%	1.30%	1.45%	1.65%	1.70%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.40%

Administration charges
Each year on the account anniversary, an account administration fee (“Account Fee”) equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Gold, Regatta Platinum, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the statement of changes in net assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

For Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual Account Fee, as reflected in the statement of operations.

Optional living benefit rider charges (“Benefit Fee”)
A quarterly charge, equal to 0.125% of account value, is deducted on the last day of the Account Quarter (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the Contracts were issued) if one of the following optional living benefit riders has been elected:  Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (continued)
A quarterly charge of 0.1625% is deducted for single life coverage and 0.2125% for joint life coverage on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected.  A quarterly charge of 0.0875% is deducted if the Retirement Asset Protector optional living benefit rider has been elected prior to February 17, 2009 and a quarterly charge of 0.1875% is deducted if elected after February 17, 2009 for Sun Life Financial Masters Choice, Sun Life Financial Masters Extra and Sun Life Financial Masters Flex contracts. A quarterly charge of 0.0875% is deducted if the Retirement Asset Protector optional living benefit rider has been elected for Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments.  However, a surrender charge (contingent deferred sales charge) may be deducted as a percentage of the amount withdrawn to cover certain expenses relating to the sale of the Contracts and certificates if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

(up to % below)
Regatta contracts	6%
Regatta Gold contracts	6%
Regatta Platinum contracts	6%
Regatta Extra contracts	8%
Regatta Choice contracts	7%
Regatta Flex 4 contracts	6%
Regatta Flex II contracts	8%
Regatta Choice II contracts	8%
Sun Life Financial Masters Extra contracts	8%
Sun Life Financial Masters Choice contracts	8%
Sun Life Financial Masters Flex contracts	8%
Sun Life Financial Masters IV contracts	8%
Sun Life Financial Masters VII contracts	8%

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Sun Life Financial Masters Extra, and Sun Life Financial Masters Choice at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

For the year ended December 31, 2009, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line in the Statements of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charges	Benefit Fee
AVB	$3,786	$9,341	$148,799
AN4	617	2,770	16,042
IVB	20,420	93,650	309,172
AVW	346	714	9,195
9XX	8,070	58,659	1,042,171

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
NMT	$22	$-	$-
MCC	40,195	131,348	294,138
NNG	-	-	-
CMG	2,975	5,024	37,790
NMI	2,968	4,380	16,753
CSC	7	-	-
FVB	5,423	19,689	99,698
FL1	15,610	60,133	668,858
F10	2,861	30,629	2,886
F15	7,213	21,019	31,752
F20	11,693	42,025	35,453
FVM	42,466	112,323	57,446
SGI	41,108	108,216	857,473
S17	14,841	37,779	245,627
ISC	14,813	74,751	120,359
FVS	11,630	19,064	27,305
SIC	3,521	15,731	31,137
FMS	39,051	74,499	647,555
TDM	35,968	50,311	-
FTI	95,100	145,868	-
FTG	10,414	21,793	20,621
HBF	6	184	4,425
HVD	463	1,277	8,059
HVG	118	1,209	1,080
HVI	242	181	2,770
HVE	753	1,512	10,139
HVM	18	77	69
HVC	379	353	3,921
HVS	81	118	1,493
HVN	79	111	1,232
HRS	149	727	3,098
HVR	93	187	1,577
HSS	639	586	7,857
LRE	11,277	21,675	104,448
LAV	8,231	43,643	69,304
LA1	19,389	18,702	-
LA9	45,323	45,495	14,178
LA2	6,961	3,607	-
MIS	114,057	742	-
MIT	209,474	13,862	-
SVS	581	582	-
MFL	76,297	204,164	-
BDS	29,015	3,679	-
MF7	21,351	89,304	102,498
CAS	153,920	1,651	-
MFD	5,502	9,668	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
RGS	$71,510	$25	$-
RG1	8,393	13,770	39,488
MFF	5,570	6,446	-
EME	19,042	-	-
EM1	4,601	10,012	17,460
GGS	14,757	1,584	-
GG1	1,424	1,873	-
GGR	38,411	3,052	-
GG2	2,075	2,501	-
RE1	7,539	12,192	-
RES	105,535	122	-
GTR	38,210	507	-
GT2	3,234	9,532	-
GSS	84,541	13,226	-
MFK	99,006	378,054	506,960
EGS	115,061	74	-
HYS	49,451	615	-
MFC	57,246	115,769	-
IGS	33,599	306	-
IG1	6,310	16,061	15,497
MII	27,026	615	-
MI1	46,835	180,563	19,729
M1B	26,513	61,364	-
MCS	12,777	-	-
MC1	9,204	6,125	-
MCV	5,182	12,041	-
MMS	105,070	18,744	-
MM1	90,433	936,479	-
NWD	32,041	1,049	-
M1A	58,905	93,107	-
RIS	19,979	1,973	-
RI1	64,076	120,688	20,346
SIS	11,532	2,741	-
SI1	4,035	4,037	-
TEC	6,873	776	-
TE1	1,030	200	-
TRS	258,997	17,294	-
MFJ	242,584	657,372	603,192
UTS	77,124	6,365	-
MFE	27,749	99,498	115,683
MVS	55,358	133	-
MV1	52,285	183,432	430,183
OBV	2,034	5,202	35,076
OCA	9,156	21,657	11,894
OGG	9,207	17,529	15,721
OMG	142,413	473,593	57,145

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
OMS	$4,832	$9,922	$-
PRA	1,021	842	-
PCR	23,122	46,246	151,600
PMB	3,960	8,421	12,975
6TT	135	2,826	16,757
PLD	24,843	155,184	-
PRR	39,213	74,579	244,018
PTR	105,665	293,143	551,021
1XX	272	2,887	9,885
3XX	44	-	3,966
5XX	2,310	13,247	169,216
SVV	20,295	64,328	734,460
2XX	302	133	15,371
SGC	32,157	53,728	292
S13	905	3,735	53,981
SDC	136,879	690,947	651
S15	15,000	111,510	395,854
7XX	14,899	96,858	1,523,818
8XX	10,454	61,788	1,201,993
6XX	14,191	69,098	1,113,811
SLC	105,610	350,607	-
S12	695	1,678	27,851
SSA	1,682	9,948	18,919
VSC	49,074	105,592	153,675
S14	6,664	16,830	53,428
4XX	7,527	27,413	633,231
S16	13,143	36,858	145,643
LGF	486	1,481	4,758
SC3	4,122	8,604	-
SRE	91,445	126,375	80,560
IGB	8,394	47,086	99,836
CMM	15,109	565,775	243,273
VKU	1,668	34,386	61,035
VKM	569	9,959	14,946
VKC	220	87	4,771
VLC	3,683	8,489	26,853
WTF	864	2,043	-
USC	12	-	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000.  Annuity reserves are calculated using the 2000 Annuitant Mortality Table at an assumed interest rate of 3% for Regatta Extra, Regatta Access, Regatta Choice, Regatta Choice II, Regatta Flex II, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
AVB	$27,408,346	$3,144,155
AN4	6,215,356	922,891
IVB	18,671,693	31,200,926
AVW	3,552,987	6,176,756
9XX	372,333,488	6,387,771
NMT	29,897	63,301
MCC	18,051,969	28,267,784
NNG	3,794	85,589
CMG	9,769,265	2,701,703
NMI	6,434,978	4,820,489
CSC	1,011	1,325
FVB	24,491,330	6,354,467
FL1	114,506,322	15,803,088
F10	2,399,262	5,698,727
F15	10,097,800	3,690,598
F20	15,648,903	8,963,893
FVM	20,396,992	22,668,391
SGI	160,688,142	16,375,406
S17	17,982,614	5,787,979
ISC	30,921,195	11,778,455
FVS	14,003,629	6,980,702
SIC	13,127,423	3,184,809
FMS	101,313,665	13,429,887
TDM	4,567,370	22,721,353
FTI	33,827,666	89,086,104
FTG	7,318,969	6,181,633
HBF	2,907,746	49,216
HVD	1,649,772	364,607
HVG	177,051	48,317
HVI	405,971	122,242

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
HVE	$1,766,760	$320,431
HVM	23,633	2,845
HVC	579,804	120,579
HVS	833,522	15,431
HVN	119,935	37,679
HRS	618,041	39,301
HVR	403,014	51,666
HSS	1,628,905	244,650
LRE	21,266,801	8,082,626
LAV	17,625,956	10,173,312
LA1	50,567	278,922,949
LA9	6,701,489	12,289,358
LA2	195,485	49,307,753
MIS	238,865,714	33,142,820
MIT	12,839,308	56,906,020
SVS	147,470	2,680,636
MFL	13,042,704	45,455,471
BDS	23,062,437	16,379,808
MF7	48,942,589	20,752,592
CAS	7,244,308	268,459,461
MFD	696,653	19,433,162
RGS	3,510,056	17,825,553
RG1	11,342,555	7,371,307
MFF	1,075,106	3,332,706
EME	7,686,961	8,982,680
EM1	12,111,137	4,672,874
GGS	7,609,724	9,371,319
GG1	1,298,274	3,557,572
GGR	2,855,606	10,514,057
GG2	632,391	1,673,163
RE1	2,039,734	7,032,267
RES	3,455,984	23,329,006
GTR	11,333,280	16,538,144
GT2	1,762,961	3,491,249
GSS	41,469,992	52,061,270
MFK	198,260,567	60,902,951
EGS	3,023,522	21,510,771
HYS	17,913,155	22,894,352
MFC	17,619,053	40,395,099
IGS	4,903,810	13,962,698
IG1	7,877,526	5,410,062
MII	4,512,172	11,466,947
MI1	26,149,735	45,976,278
M1B	18,353,199	17,220,992
MCS	2,608,004	4,161,212
MC1	1,134,947	4,550,539

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MCV	$1,144,970	$15,276,626
MMS	54,308,040	110,124,834
MM1	88,432,967	136,158,043
NWD	4,389,660	15,075,653
M1A	3,527,510	35,818,355
RIS	2,851,193	8,276,757
RI1	13,931,336	29,889,331
SIS	11,050,728	7,119,104
SI1	2,920,095	4,122,346
TEC	3,639,295	3,380,516
TE1	452,420	429,878
TRS	35,473,448	101,498,862
MFJ	140,466,715	89,826,795
UTS	12,522,158	31,510,590
MFE	28,879,923	20,389,493
MVS	7,730,714	25,769,453
MV1	59,009,517	36,886,276
OBV	8,496,400	1,016,706
OCA	5,280,410	6,926,493
OGG	5,952,675	7,103,829
OMG	42,464,281	131,679,804
OMS	1,199,700	2,548,459
PRA	1,526,273	1,630,200
PCR	27,067,229	13,425,355
PMB	7,658,518	3,434,952
6TT	23,945,299	2,005,431
PLD	4,273,199	593,069,453
PRR	35,516,258	35,913,334
PTR	134,092,601	80,102,182
1XX	5,330,140	473,505
3XX	1,654,031	318,397
5XX	73,629,402	3,276,640
SVV	108,772,668	18,015,159
2XX	5,432,957	409,122
SGC	58,191,182	14,034,823
S13	14,842,555	1,998,984
SDC	795,653,357	168,174,048
S15	55,615,645	13,447,055
7XX	436,311,288	7,481,046
8XX	346,130,392	15,757,897
6XX	288,156,916	13,443,889
SLC	357,536,424	96,335,346
S12	6,992,165	659,078
SSA	5,895,136	1,342,992
VSC	18,136,482	42,381,678
MCV	1,144,970	15,276,626

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
S14	$15,270,115	$5,432,338
4XX	212,881,405	8,066,603
S16	4,994,446	5,693,585
LGF	1,530,297	611,992
SC3	1,355,857	3,223,950
SRE	26,605,234	55,395,993
IGB	41,326,868	5,595,325
CMM	127,530,254	69,608,703
VKU	16,587,436	3,246,763
VKM	7,451,784	622,538
VKC	2,078,119	460,497
VLC	7,484,223	3,049,032
WTF	65,561	489,163
USC	1,727	6,239

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	9,045,316	6,023,002	3,022,314
AN4	2,891,317	2,138,420	752,897
IVB	54,239,733	55,209,541	(969,808)
AVW	1,614,896	1,849,726	(234,830)
9XX	74,684,807	41,453,887	33,230,920
NMT	22,759	27,132	(4,373)
MCC	69,278,615	69,837,085	(558,470)
NNG	41,229	52,097	(10,868)
CMG	8,330,870	7,310,725	1,020,145
NMI	3,788,903	3,636,399	152,504
CSC	3,796	3,798	(2)
FVB	9,952,650	7,744,751	2,207,899
FL1	80,614,739	66,596,413	14,018,326
F10	1,618,568	2,001,922	(383,354)
F15	3,409,980	2,843,572	566,408
F20	4,674,606	4,075,678	598,928
FVM	60,119,710	60,703,305	(583,595)
SGI	108,879,773	93,006,426	15,873,347
S17	10,124,319	8,390,496	1,733,823
ISC	28,464,226	26,585,534	1,878,692
FVS	5,573,959	5,177,466	396,493
SIC	5,030,840	4,137,676	893,164
FMS	64,692,312	57,029,764	7,662,548
TDM	17,978,369	19,811,891	(1,833,522)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease)
	Issued	Redeemed	Increase
FTI	73,999,346	78,895,908	(4,896,562)
FTG	6,694,771	6,631,543	63,228
HBF	546,651	286,861	259,790
HVD	1,118,218	934,272	183,946
HVG	252,490	231,100	21,390
HVI	487,068	435,861	51,207
HVE	1,306,421	1,086,240	220,181
HVM	18,125	14,889	3,236
HVC	464,653	397,239	67,414
HVS	229,108	150,227	78,881
HVN	198,256	183,031	15,225
HRS	429,378	328,756	100,622
HVR	250,654	198,156	52,498
HSS	1,098,313	885,458	212,855
LRE	15,034,323	13,323,429	1,710,894
LAV	11,487,979	10,699,367	788,612
LA1	64,521	32,269,400	(32,204,879)
LA9	15,480,227	16,017,467	(537,240)
LA2	30,511	5,334,481	(5,303,970)
MIS	36,525,455	15,632,697	20,892,758
MIT	16,939,889	21,098,859	(4,158,970)
SVS	166,840	489,343	(322,503)
MFL	56,403,335	59,314,491	(2,911,156)
BDS	2,839,677	2,657,787	181,890
MF7	18,583,737	16,557,148	2,026,589
CAS	16,027,398	36,890,268	(20,862,870)
MFD	2,868,779	5,094,488	(2,225,709)
RGS	2,303,656	3,918,284	(1,614,628)
RG1	9,246,103	8,572,301	673,802
MFF	2,033,753	2,270,021	(236,268)
EME	1,099,253	1,222,269	(123,016)
EM1	3,148,463	2,512,184	636,279
GGS	1,000,635	1,269,803	(269,168)
GG1	220,420	404,697	(184,277)
GGR	686,154	1,170,175	(484,021)
GG2	234,480	334,862	(100,382)
RE1	4,265,330	4,733,852	(468,522)
RES	1,571,958	3,223,224	(1,651,266)
GTR	923,503	1,464,462	(540,959)
GT2	441,332	615,647	(174,315)
GSS	13,255,158	14,212,140	(956,982)
MFK	98,889,148	88,020,419	10,868,729
EGS	10,456,684	12,460,457	(2,003,773)
HYS	6,648,313	7,589,224	(940,911)
MFC	21,897,304	24,524,268	(2,626,964)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net(Decrease)
	Issued	Redeemed	Increase
IGS	6,272,299	6,999,267	(726,968)
IG1	5,552,693	5,141,506	411,187
MII	942,956	1,458,936	(515,980)
MI1	83,340,566	85,664,428	(2,323,862)
M1B	14,329,975	14,172,456	157,519
MCS	2,729,450	3,176,328	(446,878)
MC1	4,280,629	4,791,624	(510,995)
MCV	1,993,689	3,157,598	(1,163,909)
MMS	6,495,644	10,760,158	(4,264,514)
MM1	53,146,205	57,446,074	(4,299,869)
NWD	7,762,858	8,914,279	(1,151,421)
M1A	23,565,661	26,194,975	(2,629,314)
RIS	1,179,291	1,746,451	(567,160)
RI1	25,260,711	26,379,783	(1,119,072)
SIS	1,462,828	1,406,539	56,289
SI1	577,653	749,114	(171,461)
TEC	1,748,501	1,624,750	123,751
TE1	103,481	99,441	4,040
TRS	4,270,222	8,414,349	(4,144,127)
MFJ	36,565,639	33,666,231	2,899,408
UTS	1,212,120	2,542,091	(1,329,971)
MFE	9,772,734	9,676,243	96,491
MVS	2,833,018	4,284,634	(1,451,616)
MV1	49,817,919	48,010,393	1,807,526
OBV	5,039,564	3,775,289	1,264,275
OCA	5,613,899	5,765,594	(151,695)
OGG	6,417,014	6,585,064	(168,050)
OMG	174,744,326	182,302,511	(7,558,185)
OMS	1,294,373	1,375,951	(81,578)
PRA	978,628	1,009,867	(31,239)
PCR	25,103,349	24,280,843	822,506
PMB	1,654,366	1,485,147	169,219
6TT	3,725,955	1,657,029	2,068,926
PLD	183,520	57,285,997	(57,102,477)
PRR	31,508,311	32,032,915	(524,604)
PTR	100,534,672	98,470,561	2,064,111
1XX	1,307,813	848,898	458,915
3XX	442,422	314,757	127,665
5XX	20,306,134	13,778,048	6,528,086
SVV	103,037,588	88,514,311	14,523,277
2XX	1,820,934	1,317,349	503,585
SGC	34,031,208	26,791,166	7,240,042
S13	6,899,736	5,326,487	1,573,249
SDC	300,119,944	239,082,191	61,037,753
S15	35,719,684	31,681,301	4,038,383

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
7XX	57,404,768	17,718,830	39,685,938
8XX	48,691,186	18,732,386	29,958,800
6XX	43,776,137	17,257,920	26,518,217
SLC	234,205,948	189,366,936	44,839,012
S12	3,456,348	2,677,480	778,868
SSA	4,126,734	3,520,421	606,313
VSC	68,794,125	71,117,840	(2,323,715)
S14	7,966,885	7,069,943	896,942
4XX	62,879,790	44,459,635	18,420,155
S16	17,241,551	17,214,416	27,135
LGF	1,255,577	1,105,002	150,575
SC3	1,558,063	1,670,854	(112,791)
SRE	55,050,150	57,034,067	(1,983,917)
IGB	17,212,902	13,899,171	3,313,731
CMM	37,140,540	31,480,131	5,660,409
VKU	5,765,660	4,274,538	1,491,122
VKM	2,423,814	1,597,344	826,470
VKC	872,907	651,457	221,450
VLC	8,266,005	7,620,618	645,387
WTF	442,179	485,643	(43,464)
USC	14,222	14,582	(360)

8.  FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. FASB ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. FASB ASC Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

In compliance with FASB ASC Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8.  FAIR VALUE MEASUREMENTS (CONTINUED)

As of December 31, 2009, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the FASB ASC Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

On April 1, 2009, the FASB issued additional guidance on estimating fair value, when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Variable Account reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance, which is now a part of FASB ASC Topic 820.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$ 12,984,632,843	$ -	$ -	$ 12,984,632,843

Total assets measured at fair
value on a recurring basis	$ 12,984,632,843	$ -	$ -	$ 12,984,632,843

9. FINANCIAL HIGHLIGHTS

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AVB
2009	4,507,053	$ 9.2498	to	$ 9.3787	$ 42,044,269	0.81%	1.35%	to	2.10%	21.13%	to	22.06%
20084	1,484,739	7.6393	to	7.6837	11,378,225	2.36	1.35	to	2.05	(23.61)	to	(23.16)
AN4
2009	1,011,403	7.6787	to	7.8147	7,854,209	3.28	1.35	to	2.30	36.03	to	37.36
20084	258,506	5.6447	to	5.6893	1,466,176	-	1.35	to	2.30	(43.55)	to	(43.11)
IVB
2009	11,674,305	7.0059	to	7.1432	82,821,276	1.06	1.30	to	2.35	31.20	to	32.61
20084	12,644,113	5.3309	to	5.3866	67,893,236	0.26	1.30	to	2.55	(46.69)	to	(46.13)
AVW
20095	-	-	to	-	-	2.17	1.35	to	2.10	22.85	to	24.00
20084	234,830	6.5521	to	6.5930	1,543,426	0.13	1.35	to	2.10	(34.48)	to	(34.07)
9XX
2009	34,904,179	11.8467	to	12.0216	417,990,165	3.19	1.35	to	2.55	17.83	to	19.28
20086	1,673,259	10.0629	to	10.0781	16,852,673	6.00	1.35	to	2.10	0.63	to	0.78

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
NMT
2009	4,383	$ 10.8073			$ 47,363	0.10%	1.65%			24.97%
2008	8,756	8.6480	to	8.7482	76,146	-	1.35	to	1.65	(44.50)	to	(44.33)
2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
20057	462	11.2788			5,204	-	1.65			12.79
MCC
2009	16,190,984	8.2105	to	8.4629	135,548,553	-	1.30	to	2.35	23.82	to	25.15
2008	16,749,454	6.6062	to	6.7622	112,464,281	-	1.30	to	2.55	(45.21)	to	(44.50)
20078	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84
NNG
2009	11,706	9.7021	to	9.7495	113,666	0.65	1.75	to	1.85	24.32	to	24.45
2008	22,574	7.8041	to	7.8343	176,374	0.27	1.75	to	1.85	(40.57)	to	(40.51)
2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
20057	4,598	10.9467			50,336	-	1.75			9.47
CMG
2009	2,630,402	8.5261	to	8.7754	22,841,383	0.26	1.35	to	2.35	23.36	to	24.62
2008	1,610,257	6.9442	to	7.0418	11,258,978	0.04	1.35	to	2.10	(40.87)	to	(40.41)
20078	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NMI
2009	1,170,771	8.4513	to	11.8797	13,421,698	1.86	1.30	to	2.35	34.70	to	36.15
2008	1,018,267	6.2580	to	8.7297	8,660,311	1.36	1.30	to	2.10	(49.57)	to	(49.16)
2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
20057	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52
CSC
2009	954	10.3922			9,933	0.93	1.65			22.93
2008	956	8.4535			8,097	0.50	1.65			(29.35)
2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
2006	1,411	12.2863	to	12.5560	17,650	0.26	1.55	to	1.65	17.40	to	17.52
20057	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
FVB
2009	4,620,075	9.2805	to	9.5381	43,671,580	2.27	1.35	to	2.30	35.14	to	36.46
2008	2,412,176	6.8929	to	6.9899	16,761,837	2.12	1.35	to	2.10	(35.54)	to	(35.04)
20078	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
FL1
2009	21,371,208	8.7663	to	8.9297	189,572,250	1.53	1.30	to	2.30	32.35	to	33.71
20084	7,352,882	6.6235	to	6.6786	48,955,023	2.15	1.30	to	2.30	(33.77)	to	(33.21)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
F10
2009	790,396	$ 10.3649	to	$ 10.7688	$ 8,368,031	3.25%	1.35%	to	2.25%	21.17%	to	22.28%
2008	1,173,750	8.5543	to	8.8065	10,204,299	3.71	1.35	to	2.25	(26.86)	to	(26.18)
2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95
2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
20059	23,605	10.3185			243,563	0.87	1.35			3.18
F15
2009	2,555,558	10.4105	to	10.8391	27,230,849	4.12	1.30	to	2.25	22.21	to	23.40
2008	1,989,150	8.5186	to	8.7840	17,220,907	2.98	1.30	to	2.25	(28.94)	to	(28.24)
2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
20059	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
2009	4,011,350	9.9637	to	10.5078	41,446,559	3.24	1.30	to	2.55	25.27	to	26.88
2008	3,412,422	8.0187	to	8.2819	27,908,761	2.45	1.30	to	2.30	(34.35)	to	(33.68)
2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
20059	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FVM
2009	15,498,708	9.3461	to	9.6332	147,656,427	0.48	1.30	to	2.35	36.47	to	37.94
2008	16,082,303	6.8485	to	6.9838	111,490,874	0.25	1.30	to	2.35	(41.03)	to	(40.40)
20078	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
SGI
2009	33,258,686	9.8573	to	10.1455	334,386,149	0.68	1.35	to	2.35	17.43	to	18.63
2008	17,385,339	8.4022	to	8.5521	147,791,354	1.76	1.35	to	2.30	(20.70)	to	(19.92)
20078	7,791,583	10.6128	to	10.6798	82,974,328	-	1.35	to	2.10	6.13	to	6.80
S17
2009	6,700,721	8.9075	to	9.0651	60,404,458	2.81	1.35	to	2.30	27.26	to	28.49
20084	4,966,898	6.9997	to	7.0549	34,950,364	5.05	1.35	to	2.30	(30.00)	to	(29.45)
ISC
2009	8,744,128	9.1653	to	9.4879	82,084,273	7.92	1.30	to	2.50	32.21	to	33.83
2008	6,865,436	6.9325	to	7.0894	48,332,687	5.43	1.30	to	2.50	(31.42)	to	(30.57)
20078	3,983,472	10.1431	to	10.2071	40,544,176	1.80	1.35	to	2.10	1.43	to	2.07
FVS
2009	2,176,095	11.5328	to	16.7205	35,186,583	1.64	1.30	to	2.50	25.93	to	27.48
2008	1,779,602	9.1117	to	13.1231	22,554,357	1.14	1.30	to	2.50	(34.70)	to	(33.89)
2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
SIC
2009	1,891,057	$ 10.9558	to	$ 11.2596	$ 21,088,738	7.24%	1.35%	to	2.30%	22.86%	to	24.05%
2008	997,893	8.9508	to	9.0765	8,998,750	6.90	1.35	to	2.10	(13.11)	to	(12.44)
20078	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
FMS
2009	18,322,036	10.7695	to	13.9615	248,924,483	2.27	1.30	to	2.35	23.09	to	24.41
2008	10,659,488	8.7183	to	11.2279	116,498,829	3.43	1.30	to	2.35	(38.59)	to	(37.93)
2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
TDM
2009	4,245,202	13.7314	to	14.3272	59,780,455	4.87	1.30	to	2.30	68.62	to	70.35
2008	6,078,724	8.1300	to	8.4105	50,460,099	2.68	1.30	to	2.35	(53.82)	to	(53.32)
2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74	to	27.10
2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15	to	26.43
20059	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94	to	12.12
FTI
2009	17,578,876	13.2120	to	17.5014	295,586,812	3.56	1.30	to	2.55	33.55	to	35.26
2008	22,475,438	9.8476	to	12.9916	280,682,732	2.33	1.30	to	2.55	(41.91)	to	(41.16)
2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50	to	13.95
2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36	to	19.87
2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
FTG
2009	2,338,559	10.6117	to	15.1541	33,875,343	3.23	1.30	to	2.30	28.09	to	29.40
2008	2,275,331	8.2593	to	11.7171	25,517,931	1.77	1.30	to	2.35	(43.69)	to	(43.08)
2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)	to	1.01
2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95	to	20.23
2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
HBF
200910	259,790	11.3416	to	11.3988	2,957,383	0.05	1.35	to	2.10	13.42	to	13.99
HVD
2009	300,219	8.6154	to	8.7509	2,613,269	-	1.35	to	2.10	22.48	to	23.42
200811	116,273	7.0493	to	7.0906	822,517	19.06	1.35	to	1.90	(29.46)	to	(29.06)
HVG
2009	64,711	7.1003	to	7.1818	462,965	-	1.35	to	1.90	13.76	to	14.40
200811	43,321	6.2416	to	6.2781	271,371	1.69	1.35	to	1.90	(39.09)	to	(38.75)
HVI
2009	122,312	7.3422	to	7.4577	908,107	-	1.35	to	2.10	19.06	to	19.97
200811	71,105	6.1669	to	6.2162	440,962	10.28	1.35	to	2.10	(39.15)	to	(38.68)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
HVE
2009	373,724	$ 7.8201	to	$ 7.9431	$ 2,952,460	0.05%	1.35%	to	2.10%	30.66%	to	31.67%
200811	153,543	5.9849	to	6.0328	923,861	5.38	1.35	to	2.10	(41.81)	to	(41.36)
HVM
2009	4,757	7.8852	to	7.9757	37,661	-	1.35	to	1.90	19.55	to	20.22
200811	1,521	6.5957	to	6.6343	10,047	3.05	1.35	to	1.90	(35.17)	to	(34.81)
HVC
2009	131,703	8.0479	to	8.1744	1,070,309	-	1.35	to	2.10	31.41	to	32.42
200811	64,289	6.1242	to	6.1732	395,811	1.82	1.35	to	2.10	(40.12)	to	(39.66)
HVS
2009	89,657	10.4080	to	10.5713	943,853	-	1.35	to	2.10	3.25	to	4.04
200811	10,776	10.1182	to	10.1611	109,325	9.36	1.35	to	1.75	0.36	to	0.77
HVN
2009	52,212	6.2954	to	6.3944	332,142	-	1.35	to	2.10	31.82	to	32.83
200811	36,987	4.7757	to	4.8140	177,544	0.68	1.35	to	2.10	(53.65)	to	(53.30)
HRS
2009	134,661	6.3466	to	6.4276	861,819	-	1.35	to	2.10	31.91	to	32.92
200811	34,039	4.8112	to	4.8356	164,218	1.41	1.35	to	2.10	(51.89)	to	(51.64)
HVR
2009	75,433	7.5908	to	7.7102	578,764	-	1.35	to	2.10	30.58	to	31.58
200811	22,935	5.8258	to	5.8599	134,085	4.24	1.35	to	1.90	(43.17)	to	(42.85)
HSS
2009	320,168	7.6677	to	7.7883	2,481,257	-	1.35	to	2.10	30.16	to	31.16
200811	107,313	5.8910	to	5.9382	635,831	0.64	1.35	to	2.10	(42.47)	to	(42.03)
LRE
2009	4,250,860	9.0745	to	9.2522	39,060,057	3.64	1.30	to	2.35	65.86	to	67.64
20084	2,539,966	5.4621	to	5.5191	13,975,390	6.16	1.30	to	2.55	(45.38)	to	(44.81)
LAV
2009	3,386,297	12.2869	to	13.0302	43,116,785	0.19	1.30	to	2.35	23.08	to	24.34
2008	2,597,685	9.9573	to	10.4851	26,664,191	0.59	1.30	to	2.35	(30.35)	to	(29.60)
2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
LA1
200912	-	-	to	-	-	-	1.30	to	2.55	(22.58)	to	(22.44)
2008	32,204,879	8.3720	to	11.6127	357,720,551	1.55	1.30	to	2.55	(38.05)	to	(37.25)
2007	30,273,162	13.4519	to	18.5163	537,440,084	1.57	1.30	to	2.55	0.79	to	2.09
2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
LA9
2009	4,131,400	$ 11.9616	to	$ 13.9599	$ 52,098,239	-%	1.30%	to	2.55%	41.84%	to	43.66%
2008	4,668,640	8.4333	to	9.7176	41,167,153	-	1.30	to	2.55	(39.83)	to	(39.05)
2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
2006	4,902,578	11.8596	to	13.3200	59,707,503	-	1.30	to	2.55	5.15	to	6.50
2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
LA2
200913	-	-	to	-	-	-	1.30	to	2.55	(14.77)	to	(14.62)
2008	5,303,970	8.0841	to	11.2837	57,317,730	1.26	1.30	to	2.55	(40.91)	to	(40.15)
2007	5,809,005	13.6038	to	18.8622	105,217,891	0.47	1.30	to	2.55	(2.00)	to	(0.73)
2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
MIS
200914	43,349,933	5.9408	to	10.8514	392,101,061	0.81	1.00	to	1.85	3.56	to	38.74
2008	22,457,175	4.3169	to	7.8323	134,937,104	0.63	1.00	to	1.85	(38.38)	to	(37.85)
2007	30,064,891	7.0025	to	12.6193	286,174,371	0.36	1.00	to	1.85	9.46	to	10.41
2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
MIT
2009	24,500,355	7.8132	to	28.0862	330,454,824	2.37	1.00	to	1.85	22.94	to	24.01
2008	28,659,325	6.3519	to	22.7364	312,978,185	1.52	1.00	to	1.85	(36.16)	to	(35.60)
2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
2006	47,922,260	9.5591	to	33.9245	759,598,902	0.82	1.00	to	1.85	11.21	to	12.17
2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
SVS
200915	-	-	to	-	-	2.16	1.15	to	2.35	0.23	to	1.00
2008	322,503	6.4839	to	9.5447	2,554,715	0.98	1.15	to	2.35	(44.14)	to	(43.45)
2007	511,648	11.5718	to	16.8871	7,210,023	1.52	1.15	to	2.35	(4.92)	to	(3.75)
2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
MFL
2009	14,889,009	9.3019	to	13.6875	182,378,997	2.11	1.00	to	2.55	21.81	to	23.75
2008	17,800,165	7.5820	to	11.0833	177,022,413	1.22	1.00	to	2.55	(36.78)	to	(35.77)
2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
BDS
2009	5,384,987	15.4686	to	17.3936	90,448,318	6.48	1.15	to	1.85	25.59	to	26.50
2008	5,203,097	12.3042	to	13.7497	69,202,403	7.02	1.15	to	1.85	(12.19)	to	(11.55)
2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MF7
2009	6,662,054	$ 10.9792	to	$ 14.5888	$ 91,904,165	5.40%	1.15%	to	2.50%	24.47%	to	26.19%
2008	4,635,465	8.7578	to	11.6903	51,141,515	6.74	1.00	to	2.50	(13.00)	to	(11.66)
2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24
2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
CAS
200916	-	-	to	-	-	1.45	1.00	to	1.85	(44.41)	to	35.99
2008	20,862,870	3.8114	to	19.2780	197,442,108	0.50	1.00	to	1.85	(38.19)	to	(37.66)
2007	26,120,429	6.1637	to	33.9807	385,511,764	0.20	1.00	to	1.85	9.07	to	10.02
2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41	to	5.31
2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
MFD
200914	-	-	to	-	-	0.82	1.00	to	2.30	33.75	to	35.72
2008	2,225,709	6.0658	to	10.3830	14,426,457	0.17	1.00	to	2.30	(38.67)	to	(37.85)
2007	2,498,904	9.8452	to	16.7408	26,279,858	-	1.00	to	2.30	8.36	to	9.81
2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
RGS
2009	9,599,790	9.0816	to	14.0549	107,176,009	1.82	1.00	to	1.85	30.28	to	31.41
2008	11,214,418	6.9635	to	10.7101	95,812,820	0.65	1.00	to	1.85	(39.77)	to	(39.24)
2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
RG1
2009	3,557,338	8.3649	to	14.8193	32,497,716	1.44	1.10	to	2.30	29.39	to	30.98
2008	2,883,536	6.4648	to	11.3256	21,338,733	0.44	1.00	to	2.30	(40.21)	to	(39.41)
2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
MFF
2009	1,079,900	9.8917	to	17.3864	12,532,342	-	1.00	to	2.30	34.29	to	36.08
2008	1,316,168	7.3320	to	12.8024	11,206,403	-	1.00	to	2.30	(38.97)	to	(38.16)
2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20	to	19.78
2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23	to	6.62
2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40	to	7.81
EME
2009	1,777,211	23.7055	to	28.6673	46,576,034	2.42	1.00	to	1.85	65.46	to	66.90
2008	1,900,227	14.3267	to	17.2377	29,955,875	1.39	1.00	to	1.85	(55.93)	to	(55.54)
2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14	to	34.29
2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76	to	28.87
2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
EM1
2009	1,346,721	$ 13.4397	to	$ 32.5736	$ 22,378,471	1.63%	1.15%	to	2.50%	63.92%	to	66.19%
2008	710,442	8.1987	to	19.6098	8,295,305	1.08	1.15	to	2.50	(56.32)	to	(55.71)
2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88	to	33.72
2006	813,675	14.2242	to	33.1470	18,546,786	0.90	1.15	to	2.50	26.66	to	28.41
2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
GGS
2009	1,514,184	15.9031	to	22.9489	29,279,024	11.75	1.00	to	1.85	2.14	to	3.02
2008	1,783,352	15.5702	to	22.3616	33,534,157	8.21	1.00	to	1.85	8.36	to	9.30
2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68	to	7.61
2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03	to	3.92
2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
GG1
2009	226,268	14.1448	to	16.6581	3,542,610	13.42	1.15	to	2.05	1.65	to	2.58
2008	410,545	13.8804	to	16.2887	6,320,695	7.46	1.15	to	2.05	7.86	to	8.85
2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46	to	7.23
2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77	to	3.50
2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)	to	(8.56)
GGR
2009	3,839,286	9.0195	to	27.9081	71,866,959	1.19	1.00	to	1.85	37.23	to	38.42
2008	4,323,307	6.5693	to	20.2403	59,243,931	1.03	1.00	to	1.85	(40.07)	to	(39.55)
2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
GG2
2009	340,286	12.8483	to	18.1818	4,912,210	0.74	1.15	to	2.10	36.50	to	37.83
2008	440,668	9.3883	to	13.1983	4,602,950	0.76	1.00	to	2.30	(40.48)	to	(39.68)
2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
RE1
2009	1,371,905	10.0513	to	15.5629	17,259,114	1.46	1.10	to	2.25	29.06	to	30.57
2008	1,840,427	7.7566	to	11.9309	17,668,776	0.37	1.10	to	2.30	(38.03)	to	(37.27)
2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
RES
2009	9,405,855	7.0348	to	23.5528	143,755,857	1.68	1.15	to	1.85	29.99	to	30.94
2008	11,057,121	5.4090	to	18.0325	129,451,544	0.67	1.15	to	1.85	(37.61)	to	(37.16)
2007	14,094,806	8.6654	to	28.7651	257,818,176	0.84	1.15	to	1.85	11.13	to	11.94
2006	18,185,522	7.7933	to	25.7598	297,727,331	0.66	1.15	to	1.85	8.52	to	9.30
2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GTR
2009	4,057,331	$ 14.8223	to	$ 28.6751	$ 89,385,980	8.00%	1.15%	to	1.85%	13.03%	to	13.85%
2008	4,598,290	13.1070	to	25.2490	89,967,387	5.42	1.15	to	1.85	(16.99)	to	(16.39)
2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
GT2
2009	699,643	15.3452	to	17.4988	11,164,168	7.75	1.15	to	2.05	12.42	to	13.46
2008	873,958	13.6216	to	15.4312	12,354,205	5.24	1.15	to	1.85	(17.15)	to	(16.56)
2007	1,161,693	16.4422	to	18.5035	19,774,396	1.99	1.15	to	2.05	6.39	to	7.37
2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
GSS
2009	11,173,460	14.2550	to	22.9687	201,831,819	4.99	1.15	to	1.85	2.56	to	3.31
2008	12,130,442	13.8850	to	22.2887	213,486,283	5.57	1.15	to	1.85	6.53	to	7.31
2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10
2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
MFK
2009	30,492,655	11.1096	to	13.7522	374,547,282	3.88	1.00	to	2.55	1.57	to	3.19
2008	19,623,926	10.9374	to	13.3271	236,492,256	5.08	1.00	to	2.55	5.53	to	7.21
2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
EGS
2009	12,612,013	5.2011	to	22.2504	140,984,437	0.28	1.00	to	1.85	35.19	to	36.36
2008	14,615,786	3.8453	to	16.3806	119,597,619	0.25	1.00	to	1.85	(38.50)	to	(37.96)
2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99	to	20.03
2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03	to	6.94
2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12	to	8.05
HYS
2009	5,804,644	13.1329	to	26.0372	100,842,945	10.05	1.00	to	1.85	47.58	to	48.86
2008	6,745,555	8.8989	to	17.5591	78,775,038	9.54	1.00	to	1.85	(30.97)	to	(30.37)
2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
MFC
2009	6,543,484	11.4778	to	15.3945	95,852,231	9.78	1.00	to	2.55	45.89	to	48.21
2008	9,170,448	7.8311	to	10.4078	91,248,270	9.27	1.00	to	2.55	(31.44)	to	(30.35)
2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
2006	8,020,269	11.4368	to	14.9231	114,743,896	8.08	1.00	to	2.55	7.25	to	8.95
2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
IGS
2009	4,435,831	$ 13.2602	to	$ 18.5107	$ 69,156,837	1.15%	1.00%	to	1.85%	35.51%	to	36.68%
2008	5,162,799	9.7806	to	13.5618	59,050,183	1.33	1.00	to	1.85	(40.94)	to	(40.43)
2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
IG1
2009	2,056,727	9.2587	to	21.3236	24,793,740	0.75	1.00	to	2.30	34.52	to	36.31
2008	1,645,540	6.9084	to	15.6748	16,461,538	1.09	1.00	to	2.10	(41.23)	to	(40.56)
2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
MII
2009	2,987,921	15.3166	to	24.4127	59,014,660	3.33	1.00	to	1.85	23.05	to	24.12
2008	3,503,901	12.4412	to	19.7453	56,116,944	1.05	1.00	to	1.85	(32.68)	to	(32.10)
2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27
2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
MI1
2009	20,061,375	8.8376	to	21.8362	184,184,694	3.25	1.15	to	2.35	22.17	to	23.67
2008	22,385,237	7.2338	to	17.6653	167,431,706	0.93	1.15	to	2.35	(33.19)	to	(32.37)
2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
M1B
2009	6,755,552	8.8427	to	13.8072	72,529,820	0.56	1.00	to	2.55	36.22	to	38.38
2008	6,598,033	6.4453	to	9.9977	53,180,723	0.34	1.00	to	2.55	(38.96)	to	(37.98)
2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
2006	6,763,495	9.6001	to	14.6951	78,640,745	-	1.00	to	2.55	4.68	to	6.34
2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
MCS
2009	4,857,853	3.8983	to	4.3522	20,289,951	0.07	1.00	to	1.85	39.68	to	40.89
2008	5,304,731	2.7880	to	3.0536	15,794,789	-	1.15	to	1.85	(52.25)	to	(51.90)
2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
MC1
2009	2,023,237	5.4533	to	12.2184	15,620,576	-	1.15	to	2.50	38.38	to	40.29
2008	2,534,232	3.9148	to	8.7136	14,019,215	-	1.00	to	2.50	(52.65)	to	(51.92)
2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MCV
200915	-	$ -	to	$ -	$ -	2.29%	1.15%	to	2.50%	31.57%	to	33.51%
2008	1,163,909	7.7492	to	10.8513	11,046,492	1.14	1.15	to	2.50	(43.77)	to	(42.98)
2007	1,314,251	13.7171	to	19.0418	21,843,631	-	1.15	to	2.55	(1.00)	to	0.43
2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
MMS
2009	11,201,129	10.5238	to	14.2660	142,977,635	-	1.15	to	1.85	(1.85)	to	(1.14)
2008	15,465,643	10.7978	to	14.4657	198,802,618	2.02	1.00	to	1.85	0.14	to	1.01
2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
MM1
2009	17,825,138	9.6619	to	10.7531	180,844,310	-	1.00	to	2.55	(2.55)	to	(1.00)
2008	22,125,007	9.9147	to	10.8617	228,570,494	1.77	1.00	to	2.55	(0.80)	to	0.78
2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54
2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
NWD
2009	5,216,357	8.2255	to	16.5026	60,742,092	-	1.00	to	1.85	59.95	to	61.33
2008	6,367,778	5.1269	to	10.2431	45,645,465	-	1.00	to	1.85	(40.70)	to	(40.18)
2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
M1A
2009	5,942,046	9.9357	to	16.2796	85,989,049	-	1.00	to	2.55	58.57	to	61.09
2008	8,571,360	6.2340	to	10.1266	77,933,950	-	1.00	to	2.55	(41.31)	to	(40.37)
2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
RIS
2009	3,126,123	11.4543	to	20.7048	44,296,413	3.19	1.15	to	1.85	28.51	to	29.45
2008	3,693,283	8.9085	to	15.9949	40,321,119	1.80	1.15	to	1.85	(43.56)	to	(43.14)
2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
RI1
2009	6,716,956	13.3402	to	18.7700	118,436,542	3.05	1.15	to	2.55	27.17	to	29.00
2008	7,836,028	10.4310	to	14.5578	107,197,293	1.49	1.00	to	2.55	(44.07)	to	(43.17)
2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
SIS
2009	2,519,695	$ 14.4181	to	$ 15.8656	$ 38,612,559	10.27%	1.15%	to	1.85%	25.32%	to	26.23%
2008	2,463,406	11.4995	to	12.5692	29,958,353	8.29	1.15	to	1.85	(14.66)	to	(14.04)
2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
SI1
2009	785,460	13.2301	to	14.7509	11,155,167	10.70	1.15	to	2.30	24.32	to	25.78
2008	956,921	10.6423	to	11.7277	10,869,245	8.07	1.15	to	2.30	(15.21)	to	(14.21)
2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
TEC
2009	3,329,932	4.0295	to	4.6305	14,531,610	-	1.15	to	1.85	73.37	to	74.63
2008	3,206,181	2.3219	to	2.6520	8,055,874	-	1.15	to	1.85	(51.83)	to	(51.49)
2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83
2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
TE1
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15	to	1.85	73.17	to	74.41
2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
2007	314,493	10.6793	to	23.5856	3,552,821	-	1.15	to	2.05	17.53	to	18.61
2006	332,775	9.0680	to	19.8947	3,147,970	-	1.15	to	1.85	19.35	to	20.20
2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
TRS
2009	25,748,066	12.2364	to	31.5325	535,058,547	3.94	1.15	to	1.85	15.91	to	16.75
2008	29,892,193	10.5464	to	27.0755	537,334,088	3.47	1.15	to	1.85	(23.01)	to	(22.45)
2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
MFJ
2009	56,778,902	10.8771	to	13.8787	743,138,623	3.49	1.00	to	2.55	14.80	to	16.63
2008	53,879,494	9.4214	to	11.9241	605,101,294	3.15	1.00	to	2.55	(23.74)	to	(22.52)
2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
UTS
2009	7,070,735	14.3014	to	45.5539	173,124,755	5.05	1.15	to	1.85	30.91	to	31.86
2008	8,400,706	10.9193	to	34.6333	155,230,961	1.91	1.15	to	1.85	(38.23)	to	(37.78)
2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MFE
2009	3,827,620	$ 17.0227	to	$ 29.8078	$ 101,639,771	4.55%	1.00%	to	2.35%	29.97%	to	31.77%
2008	3,731,129	13.0308	to	22.6677	72,955,216	1.66	1.00	to	2.35	(38.74)	to	(37.88)
2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
MVS
2009	8,202,606	11.9883	to	17.0851	125,753,509	1.84	1.15	to	1.85	18.26	to	19.12
2008	9,654,222	9.9861	to	14.3424	124,630,580	1.92	1.15	to	1.85	(33.90)	to	(33.41)
2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
MV1
200915	15,232,380	11.3930	to	15.4866	216,431,676	1.61	1.00	to	2.50	17.29	to	19.10
2008	13,424,854	9.6688	to	13.0299	159,243,510	1.45	1.00	to	2.55	(34.59)	to	(33.54)
2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59
2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
OBV
2009	1,891,259	6.7316	to	6.8786	12,895,821	-	1.35	to	2.10	19.05	to	19.96
2008	626,984	5.6546	to	5.7342	3,574,079	1.96	1.35	to	2.10	(44.81)	to	(44.38)
20078	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
2009	2,138,568	10.0820	to	13.8285	27,945,879	0.01	1.30	to	2.55	40.48	to	42.28
2008	2,290,263	7.1367	to	9.7242	21,043,470	-	1.30	to	2.55	(47.05)	to	(46.37)
2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
OGG
2009	2,283,843	12.7984	to	13.6487	30,325,737	1.94	1.30	to	2.30	36.15	to	37.54
2008	2,451,893	9.4003	to	9.9232	23,751,907	1.28	1.30	to	2.30	(41.71)	to	(41.11)
2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
OMG
2009	40,927,550	9.9155	to	12.6447	494,644,467	1.66	1.30	to	2.55	24.73	to	26.33
2008	48,485,735	7.9130	to	10.0143	465,958,080	1.23	1.30	to	2.55	(40.20)	to	(39.43)
2007	44,367,479	13.1710	to	16.5411	706,504,514	0.74	1.30	to	2.55	1.48	to	2.79
2006	31,198,650	12.9188	to	16.1003	484,702,859	0.79	1.30	to	2.55	11.84	to	13.27
2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
OMS
2009	678,635	$ 11.9020	to	$ 16.6671	$ 10,851,459	0.65%	1.30%	to	2.30%	33.73%	to	35.10%
2008	760,213	8.8544	to	12.3428	9,053,263	0.28	1.30	to	2.30	(39.44)	to	(38.81)
2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
PRA
2009	380,342	10.7865	to	11.2306	4,188,531	7.02	1.35	to	2.30	18.78	to	19.93
2008	411,581	9.1402	to	9.3641	3,799,922	6.07	1.35	to	2.10	(17.62)	to	(16.98)
2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
20059	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
2009	6,636,017	8.8825	to	9.2879	60,651,115	6.19	1.30	to	2.35	38.20	to	39.69
2008	5,813,511	6.3854	to	6.6490	38,163,263	6.32	1.30	to	2.55	(45.23)	to	(44.52)
2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
20059	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02
PMB
2009	763,094	14.1130	to	22.3073	16,175,720	5.93	1.30	to	2.30	27.59	to	28.89
2008	593,875	11.0277	to	17.3159	9,715,387	6.51	1.30	to	2.15	(16.44)	to	(15.71)
2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
6TT
200916	2,068,926	10.6560	to	10.6863	22,080,454	1.16	1.35	to	2.10	6.56	to	6.86
PLD
200917	-	-	to	-	-	0.39	1.30	to	2.55	(1.49)	to	(1.32)
2008	57,102,477	10.0528	to	10.6962	599,061,553	4.09	1.30	to	2.55	(2.96)	to	(1.71)
2007	80,692,069	10.3597	to	10.8883	864,760,462	4.75	1.30	to	2.55	4.62	to	5.97
2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
PRR
2009	8,961,667	11.6153	to	14.2408	123,731,443	3.07	1.30	to	2.35	15.61	to	16.86
2008	9,486,271	10.1007	to	12.1928	112,568,613	3.52	1.30	to	2.55	(9.43)	to	(8.27)
2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
PTR
2009	29,012,388	$ 12.3681	to	$ 14.4089	$ 406,911,559	5.19%	1.30%	to	2.55%	11.16%	to	12.59%
2008	26,948,277	11.1260	to	12.8042	337,147,301	4.48	1.30	to	2.55	2.12	to	3.44
2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
1XX
2009	505,244	11.5527	to	11.6946	5,885,588	-	1.35	to	2.35	28.30	to	29.61
20086	46,329	9.0099	to	9.0227	417,717	-	1.35	to	2.05	(9.90)	to	(9.77)
3XX
2009	135,214	11.6483	to	11.7554	1,584,405	4.28	1.35	to	2.10	26.54	to	27.51
20086	7,549	9.2051	to	9.2190	69,521	0.25	1.35	to	2.10	(7.95)	to	(7.81)
5XX
2009	6,788,906	10.8299	to	10.9627	74,125,443	1.73	1.35	to	2.35	5.81	to	6.89
20086	260,820	10.2403	to	10.2557	2,673,696	0.63	1.35	to	2.10	2.40	to	2.56
SVV
2009	26,677,319	8.0247	to	8.2714	218,376,327	0.18	1.30	to	2.35	25.99	to	27.34
2008	12,154,042	6.3694	to	6.4953	78,407,076	0.77	1.30	to	2.35	(39.39)	to	(38.74)
20078	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
2XX
2009	525,999	11.8545	to	12.0001	6,287,736	0.46	1.35	to	2.35	27.01	to	28.31
20086	22,414	9.3391	to	9.3523	209,422	0.22	1.35	to	2.05	(6.61)	to	(6.48)
SGC
200913	7,455,297	8.5669	to	8.7673	64,864,952	1.22	1.30	to	2.55	22.48	to	24.05
20084	215,255	7.0092	to	7.0676	1,517,022	2.11	1.30	to	2.30	(29.91)	to	(29.32)
S13
2009	2,035,236	8.6010	to	8.7209	17,646,515	1.35	1.35	to	2.10	22.75	to	23.69
20084	461,987	7.0070	to	7.0506	3,248,365	1.40	1.35	to	2.10	(29.93)	to	(29.49)
SDC
200917	64,647,414	10.2112	to	10.4496	670,446,089	1.95	1.30	to	2.55	1.13	to	2.43
20084	3,609,661	10.0968	to	10.2017	36,702,316	2.00	1.30	to	2.55	0.97	to	2.02
S15
2009	9,776,996	10.2503	to	10.3929	101,017,700	1.78	1.35	to	2.10	1.35	to	2.12
20084	5,738,613	10.1141	to	10.1769	58,238,982	1.67	1.35	to	2.10	1.14	to	1.77
7XX
2009	43,431,451	12.1726	to	12.3144	532,922,757	0.03	1.35	to	2.30	20.80	to	21.98
20086	3,745,513	10.0806	to	10.0958	37,790,183	-	1.35	to	2.10	0.81	to	0.96
8XX
2009	33,055,520	12.6336	to	12.7730	420,654,948	0.03	1.35	to	2.25	23.90	to	25.04
20086	3,096,720	10.2006	to	10.2150	31,612,159	-	1.35	to	2.05	2.01	to	2.15

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
6XX
2009	29,850,497	$ 11.4993	to	$ 11.6404	$ 346,182,096	0.04%	1.35%	to	2.35%	16.42%	to	17.61%
20086	3,332,280	9.8788	to	9.8977	32,962,278	-	1.35	to	2.30	(1.21)	to	(1.02)
SLC
200912	44,880,071	8.2672	to	8.4607	376,858,237	0.68	1.30	to	2.55	14.84	to	16.31
20084	41,059	7.2019	to	7.2710	297,731	1.73	1.35	to	2.50	(27.98)	to	(27.29)
S12
2009	1,035,946	8.2892	to	8.4047	8,658,196	0.53	1.35	to	2.10	14.94	to	15.82
20084	257,078	7.2115	to	7.2565	1,860,629	1.47	1.35	to	2.10	(27.88)	to	(27.44)
SSA
2009	1,251,695	8.3399	to	9.3596	10,849,906	0.97	1.30	to	2.30	18.07	to	19.28
2008	645,382	7.0636	to	7.8469	4,695,884	0.39	1.30	to	2.30	(38.60)	to	(37.97)
2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
2005	146,395	10.7134	to	11.5423	1,582,621	-	1.30	to	2.30	(3.25)	to	(2.26)
VSC
2009	15,857,749	7.8530	to	8.0945	126,954,591	0.06	1.30	to	2.35	33.29	to	34.72
2008	18,181,464	5.8697	to	6.0083	108,453,439	0.02	1.30	to	2.55	(39.72)	to	(38.95)
20078	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)
S14
2009	2,122,320	10.7816	to	10.9924	23,125,087	8.28	1.30	to	2.35	27.37	to	28.74
20084	1,225,378	8.4648	to	8.5386	10,424,727	6.30	1.30	to	2.35	(15.35)	to	(14.61)
4XX
2009	19,960,844	11.2092	to	11.3398	225,495,970	2.17	1.35	to	2.30	6.13	to	7.16
20086	1,540,689	10.5661	to	10.5820	16,292,247	0.26	1.35	to	2.10	5.66	to	5.82
S16
2009	4,026,257	9.4258	to	9.6104	38,434,290	0.03	1.30	to	2.35	26.90	to	28.27
20084	3,999,122	7.4152	to	7.4925	29,871,985	0.25	1.30	to	2.55	(25.85)	to	(25.08)
LGF
2009	455,382	7.5264	to	7.7405	3,477,756	0.23	1.35	to	2.10	34.20	to	35.23
2008	304,806	5.6083	to	5.7240	1,727,419	-	1.35	to	2.10	(45.48)	to	(45.06)
2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
200618	80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
SC3
2009	423,229	13.1880	to	16.2432	6,441,422	3.54	1.35	to	2.55	26.77	to	28.33
2008	536,020	10.4035	to	12.7026	6,378,152	2.15	1.35	to	2.55	(46.15)	to	(45.48)
2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35	to	2.55	(15.36)	to	(14.31)
2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
SRE
2009	12,079,423	10.1769	to	10.9415	129,349,823	3.06	1.30	to	2.55	26.51	to	28.14
2008	14,063,340	8.0442	to	8.5432	117,968,404	1.95	1.30	to	2.55	(46.31)	to	(45.61)
2007	10,404,402	14.9817	to	15.7163	161,037,838	1.28	1.30	to	2.55	(15.56)	to	(14.47)
2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30	to	2.55	35.12	to	36.85
2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
IGB
2009	5,428,936	$ 10.6366	to	$ 11.2972	$ 60,077,481	4.11%	1.30%	to	2.35%	17.79%	to	19.05%
2008	2,115,205	9.0304	to	9.4941	19,711,311	5.41	1.30	to	2.35	(14.75)	to	(13.83)
2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
CMM
20095	10,657,224	9.7534	to	10.6359	110,636,803	0.01	1.30	to	2.10	(2.09)	to	(1.29)
2008	4,996,815	9.9446	to	10.7798	52,722,915	1.26	1.30	to	2.30	(0.55)	to	0.62
2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
2006	119,244	10.1589	to	10.3821	1,230,135	4.30	1.35	to	2.05	2.21	to	2.93
20057	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
VKU
2009	2,012,655	9.8917	to	10.1041	20,224,707	2.67	1.35	to	2.50	19.43	to	20.83
20084	521,533	8.2827	to	8.3619	4,349,163	1.79	1.35	to	2.50	(17.17)	to	(16.38)
VKM
2009	926,271	9.6270	to	9.7612	8,989,304	-	1.35	to	2.10	54.06	to	55.24
20084	99,801	6.2488	to	6.2877	626,133	0.54	1.35	to	2.10	(37.51)	to	(37.12)
VKC
2009	286,134	8.8743	to	8.9980	2,559,424	1.10	1.35	to	2.10	36.24	to	37.28
20084	64,684	6.5138	to	6.5544	422,645	0.51	1.35	to	2.10	(34.86)	to	(34.46)
VLC
2009	2,424,233	7.7727	to	7.9538	19,071,269	4.34	1.30	to	2.10	25.71	to	26.74
2008	1,778,846	6.1599	to	6.2700	11,079,024	1.96	1.35	to	2.30	(37.29)	to	(36.67)
20078	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35	to	2.10	(1.61)	to	(0.99)
WTF
2009	93,745	11.5992	to	12.1194	1,117,650	-	1.35	to	2.25	62.45	to	63.94
2008	137,209	7.1403	to	7.3924	1,001,434	-	1.35	to	2.25	(50.22)	to	(49.75)
2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
20057	36,338	11.4820	to	11.5458	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
2009	5,209	9.9049	to	10.1001	52,040	-	1.65	to	2.05	39.31	to	39.88
2008	5,569	7.1099	to	7.2205	39,860	-	1.65	to	2.05	(40.93)	to	(40.69)
2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
2006	2,650	11.7457			31,111	0.13	1.65			6.10
20057	699	11.0707			7,735	-	1.65			10.71

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

5 Effective September 25, 2009, AVW Sub-Account was liquidated.  Any money still in the fund was moved to CMM.

6 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

7 For the period April 25, 2005 (commencement of operations) through December 31, 2005.

8 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

9 For the period October 31, 2005 (commencement of operations) through December 31, 2005.

10 For the period May 4, 2009 (commencement of operations) through December 31, 2009.

11 Commencement of operations was December 17, 2007; first activity in 2008.

12 Effective February 23, 2009, LA1 Sub-Account was closed and merged into SLC Sub-Account.

13 Effective February 23, 2009, LA2 Sub-Account was closed and merged into SGC Sub-Account.

14   Effective December 2, CAS and MFD Sub-Account were closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009.  Effective December 7, 2009, liquidated funds were merged into MIS.

15 Effective December 2, 2009, MCV Sub-Account was closed to all investments except transfers/liquidations out of the fund; liquidation occurred on December 4, 2009. Effective December 7, 2009, liquidated funds were merged into SVS.

16 For the period August 17, 2009 (commencement of operations) through December 31, 2009.

17 Effective February 23, 2009, PLD Sub-Account was closed and merged into SDC Sub-Account.

18 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Consolidated Statements of Income, Years Ended December 31, 2009, 2008 and 2007;
	3.	Consolidated Balance Sheets, December 31, 2009 and 2008,
	4.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2009, 2008 and 2007
	5.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2009, 2008 and 2007;
	6.	Consolidated Statements of Cash Flows, Years Ended December 31, 2009, 2008 and 2007; and
	7.	Notes to Consolidated Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statement of Assets and Liabilities, December 31, 2009;
	3.	Statement of Operations, Year Ended December 31, 2009;
	4.	Statements of Changes in Net Assets, Years Ended December 31, 2009 and December 31, 2008; and
	5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(ii)
Amendment to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(c)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Gold) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(4)(a)(ii)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(4)(b)(i)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No 33-41628, filed on April 28, 1998);

(4)(b)(ii)
Specimen Certificate (MFS Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(a)(i)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(a)(ii)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(b)(i)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(b)(ii)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 33-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)
Fund Participation Agreement between Sun Life Assurance Company of Canada and J.P. Morgan Services Trust II (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(d)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(e)
Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, Sun Life Assurance Company of Canada and OCC Distributors (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(f)
Participation Agreement dated February, 1998 by and among Sun Life Assurance Company of Canada, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(h)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(i)
Participation Agreement dated as of February 17, 1998 by and among the Depositor, Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438, filed September 25, 2000);

(9)
Opinion of Counsel and Consent to its use as to the legality of the securities being registered (Incorporated herein by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 33-41628, filed September 27, 1991);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor’s Form 10-K Annual Report for the fiscal year ended December 31, 2009, filed on March 26, 2010);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998)

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008 authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009);

(16)	Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 27, 2010).

* Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Chairman

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director

Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Pre-Effective Amendment No. 38 to the Registration Statement on Form N-4, File No. 333-83516, filed April 27, 2010.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2010 there were  qualified and  non-qualified Contracts.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Terrance J. Mullen	President
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle D'Albero	Counsel
	Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2010.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson *
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Elizabeth B. Love
Elizabeth B. Love
Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2010
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 27, 2010
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 27, 2010
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Elizabeth B. Love	Attorney-in-Fact for:	April 27, 2010
Elizabeth B. Love	Jon A. Boscia, Director
Scott M. Davis, Director
Stephen L. Deschenes, Director
Terrence J. Mullen, Director

* Elizabeth B. Love has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about February 27, 2009. Powers of attorney are included herein as Exhibit 15(a).

Exhibits

10(a) Consent of Independent Registered Public Accounting Firm

10(b) Representation of Counsel pursuant to Rule 485(b)

15(a) Powers of Attorney